   As filed with the Securities and Exchange Commission on February 27, 1996.


                                                SECURITIES ACT FILE NO. 33-18720
                                        INVESTMENT COMPANY ACT FILE NO. 811-5395
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ---------------------

                                   FORM N-1A
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          /X/
                          Pre-Effective Amendment No.                        / /

                        Post-Effective Amendment No. 11                      /X/

                                     and/or
        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      /X/

                                Amendment No. 12                             /X/

                        (Check appropriate box or boxes)
                             ---------------------
                  MERRILL LYNCH GLOBAL CONVERTIBLE FUND, INC.

               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

           800 SCUDDERS MILL ROAD
           PLAINSBORO, NEW JERSEY                                   08536
  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                        (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (609) 282-2800

                                 ARTHUR ZEIKEL
                  MERRILL LYNCH GLOBAL CONVERTIBLE FUND, INC.
                 800 SCUDDERS MILL ROAD, PLAINSBORO, NEW JERSEY
        MAILING ADDRESS: P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)
                             ---------------------
                                   COPIES TO:

             COUNSEL FOR THE FUND:                           PHILIP L. KIRSTEIN, ESQ.
                 BROWN & WOOD                             MERRILL LYNCH ASSET MANAGEMENT
            ONE WORLD TRADE CENTER                                 P.O. BOX 9011
        NEW YORK, NEW YORK, 10048-0557                   PRINCETON, NEW JERSEY 08543-9011
        ATTENTION: THOMAS R. SMITH, JR.

 IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)
                   /X/ immediately upon filing pursuant to paragraph (b)
                   / / on (date) pursuant to paragraph (b)

                   / / 60 days after filing pursuant to paragraph (a)(1)


                   / / on (date) pursuant to paragraph (a)(1)


                   / / 75 days after filing pursuant to paragraph (a)(2)


                   / / on (date) pursuant to paragraph (a)(2) of rule 485.


                IF APPROPRIATE, CHECK THE FOLLOWING BOX:
                   / / this post-effective amendment designates a new
                       effective date for a previously filed post-effective amendment.
                             ---------------------

     The Registrant has registered an indefinite number of its shares under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. The notice required by such rule for the Registrant's most recent fiscal year was filed on December 27, 1995.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                  MERRILL LYNCH GLOBAL CONVERTIBLE FUND, INC.

                      REGISTRATION STATEMENT ON FORM N-1A

                             CROSS REFERENCE SHEET

                                   FORM N-1A


  N-1A
ITEM NO.                                                              LOCATION
---------                                              ---------------------------------------
PART A
       1.     Cover Page.............................  Cover Page
       2.     Synopsis...............................  Fee Table
       3.     Condensed Financial Information........  Financial Highlights; Performance Data
       4.     General Description of Registrant......  Cover Page; Investment Objective and
                                                         Policies; Additional Information
       5.     Management of the Fund.................  Fee Table; Management of the Fund;
                                                       Inside Back Cover Page
      5A.     Management's Discussion of Fund
                Performance..........................  Not Applicable
       6.     Capital Stock and Other Securities.....  Cover Page; Merrill Lynch Select
                                                       PricingSM System; Additional
                                                         Information
       7.     Purchase of Securities Being Offered...  Cover Page; Merrill Lynch Select
                                                       PricingSM System; Fee Table; Purchase
                                                         of Shares; Shareholder Services;
                                                         Additional Information; Inside Back
                                                         Cover Page
       8.     Redemption or Repurchase...............  Merrill Lynch Select PricingSM System;
                                                       Fee Table; Purchase of Shares;
                                                         Redemption of Shares
       9.     Pending Legal Proceedings..............  Not Applicable
PART B
      10.     Cover Page.............................  Cover Page
      11.     Table of Contents......................  Back Cover Page
      12.     General Information and History........  Additional Information
      13.     Investment Objective and Policies......  Investment Objective and Policies
      14.     Management of the Fund.................  Management of the Fund
      15.     Control Persons and Principal Holders
                of Securities........................  Management of the Fund; Additional
                                                         Information
      16.     Investment Advisory and Other
                Services.............................  Management of the Fund; Purchase of
                                                         Shares; General Information
      17.     Brokerage Allocation and Other
                Practices............................  Portfolio Transactions and Brokerage
      18.     Capital Stock and Other Securities.....  General Information
      19.     Purchase, Redemption and Pricing of
                Securities Being Offered.............  Purchase of Shares; Redemption of
                                                       Shares; Determination of Net Asset
                                                         Value; Shareholder Services
      20.     Tax Status.............................  Dividends, Distributions and Taxes
      21.     Underwriters...........................  Purchase of Shares
      22.     Calculation of Performance Data........  Performance Data
      23.     Financial Statements...................  Financial Statements

PART C
     Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C to this Registration Statement.

PROSPECTUS

FEBRUARY 27, 1996


                  MERRILL LYNCH GLOBAL CONVERTIBLE FUND, INC.
   P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011 - PHONE NO. (609) 282-2800
                            ------------------------


     Merrill Lynch Global Convertible Fund, Inc. (the "Fund") is a mutual fund seeking to provide shareholders with high total return by investing primarily in an internationally diversified portfolio of convertible debt securities, convertible preferred stocks and "synthetic" convertible securities consisting of a combination of debt securities or preferred stock and warrants or options. The investment philosophy of the Fund is based on the belief that the characteristics of convertible securities make them appropriate investments for an investment company seeking a high total return from capital appreciation and investment income. There can be no assurance that the investment objective of the Fund will be realized. For more information on the Fund's investment objective and policies, see "Investment Objective and Policies" on page 10.

                            ------------------------

     Pursuant to the Merrill Lynch Select Pricing(SM) System, the Fund offers four classes of shares, each with a different combination of sales charges, ongoing fees and other features. The Merrill Lynch Select Pricing System permits an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. See "Merrill Lynch Select Pricing(SM) System" on page 3.


     Shares may be purchased directly from Merrill Lynch Funds Distributor, Inc. (the "Distributor"), P.O. Box 9081, Princeton, New Jersey 08543-9081 [(609)282-2800], or from securities dealers which have entered into selected dealer agreements with the Distributor, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"). The minimum initial purchase is $1,000 and the minimum subsequent purchase is $50, except that for retirement plans the minimum initial purchase is $100 and the minimum subsequent purchase is $1. Merrill Lynch may charge its customers a processing fee (presently $4.85) for confirming purchases and repurchases. Purchases and redemptions directly through the Fund's transfer agent are not subject to the processing fee. See "Purchase of Shares" and "Redemption of Shares".

                            ------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
    EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
       SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
          COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
              PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS
                 A CRIMINAL OFFENSE.
                            ------------------------

     This Prospectus is a concise statement of information about the Fund that is relevant to making an investment in the Fund. This Prospectus should be retained for future reference. A statement containing additional information about the Fund, dated February 27, 1996 (the "Statement of Additional Information"), has been filed with the Securities and Exchange Commission and is available, without charge, by calling or by writing the Fund at the above telephone number or address. The Statement of Additional Information is hereby incorporated by reference into this Prospectus.

                            ------------------------
                   MERRILL LYNCH ASSET MANAGEMENT -- MANAGER
              MERRILL LYNCH FUNDS DISTRIBUTOR, INC. -- DISTRIBUTOR

                                   FEE TABLE

     A general comparison of the sales arrangements and other nonrecurring and recurring expenses applicable to shares of the Fund follows:


                                             CLASS A(a)               CLASS B(b)                CLASS C        CLASS D
                                             -----------   --------------------------------   ------------   -----------
SHAREHOLDER TRANSACTION EXPENSES:
  Maximum Sales Charge Imposed on Purchases
    (as a percentage of offering price)....  5.25%(c)                    None                     None        5.25%(c)
  Sales Charge Imposed on Dividend
    Reinvestments..........................  None                        None                     None          None
  Deferred Sales Charge (as a percentage of
    original purchase price or redemption                                                       1.0% for
    proceeds, whichever is lower)..........  None(d)         4.0% during the first year,        one year       None(d)
                                                           decreasing 1.0% annually to 0.0%
                                                                after the fourth year
  Exchange Fee.............................  None                        None                     None          None
ANNUAL FUND OPERATING EXPENSES
  (AS A PERCENTAGE OF AVERAGE NET ASSETS):
    Investment Advisory Fees(e)............  0.65%                      0.65%                    0.65%          0.65%
    12b-1 Fees(f):
      Account Maintenance Fees.............  None                       0.25%                    0.25%          0.25%
      Distribution Fees....................  None                       0.75%                    0.75%          None
                                                           (Class B shares convert to Class
                                                                          D
                                                              shares automatically after
                                                            approximately eight years and
                                                                cease being subject to
                                                                  distribution fees)
  Other Expenses:
      Custodial Fees.......................  0.04%                      0.04%                    0.04%          0.04%
      Shareholder Servicing Costs(g).......  0.31%                      0.30%                    0.34%          0.30%
      Other................................  0.38%                      0.38%                    0.38%          0.38%
                                             -----                      -----                    -----          -----
          Total Other Expenses.............  0.73%                      0.72%                    0.76%          0.72%
                                             -----                      -----                    -----          -----
  Total Fund Operating Expenses............  1.38%                      2.37%                    2.41%          1.62%
                                             =====                      =====                    =====          =====


---------------

(a) Class A shares are sold to a limited group of investors including existing Class A shareholders, certain retirement plans and investment programs. See "Purchase of Shares -- Initial Sales Charge Alternatives -- Class A and Class D Shares" -- page 25.
(b) Class B shares convert to Class D shares automatically approximately eight years after initial purchase. See "Purchase of Shares -- Deferred Sales Charge Alternatives -- Class B and Class C Shares" -- page 27.

(c) Reduced for purchases of $25,000 and over. Class A and Class D purchases of $1,000,000 or more may not be subject to an initial sales charge. See "Purchase of Shares -- Initial Sales Charge Alternatives -- Class A and Class D Shares" -- page 25.


(d) Class A and Class D shares are not subject to a contingent deferred sales charge ("CDSC"), except that certain purchases of $1,000,000 or more which may not be subject to an initial sales charge will instead be subject to a CDSC of 1.0% of amounts redeemed within the first year after purchase.


(e) See "Management of the Fund -- Management and Advisory Arrangements" -- page 21.


(f) See "Purchase of Shares -- Distribution Plans" -- page 31.


(g) See "Management of the Fund -- Transfer Agency Services" -- page 23.

EXAMPLE:


                                                             CUMULATIVE EXPENSES PAID FOR THE PERIOD OF:
                                                             -------------------------------------------
                                                             1 YEAR     3 YEARS     5 YEARS     10 YEARS
                                                             ------     -------     -------     --------
An investor would pay the following expenses on a $1,000
  investment including the maximum $52.50 initial sales
  charge (Class A and Class D shares only) and assuming
  (1) the Total Fund Operating Expenses for each class set
  forth above, (2) a 5% annual return throughout the
  periods and (3) redemption at the end of the period:
     Class A..............................................    $ 66       $  94       $ 124        $210
     Class B..............................................    $ 64       $  94       $ 127        $252*
     Class C..............................................    $ 34       $  75       $ 129        $275
     Class D..............................................    $ 68       $ 101       $ 136        $235
An investor would pay the following expenses on the same
  $1,000 investment assuming no redemption at the end of
  the period:
     Class A..............................................    $ 66       $  94       $ 124        $210
     Class B..............................................    $ 24       $  74       $ 127        $252*
     Class C..............................................    $ 24       $  75       $ 129        $275
     Class D..............................................    $ 68       $ 101       $ 136        $235


---------------

* Assumes conversion to Class D shares approximately eight years after purchase.

     The foregoing Fee Table is intended to assist investors in understanding the costs and expenses that a shareholder in the Fund will bear directly or indirectly. The Example set forth above assumes reinvestment of all dividends and distributions and utilizes a 5% annual rate of return as mandated by Securities and Exchange Commission ("Commission") regulations. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR ANNUAL RATE OF RETURN, AND ACTUAL EXPENSES OR ANNUAL RATE OF RETURN MAY BE MORE OR LESS THAN THOSE ASSUMED FOR PURPOSES OF THE EXAMPLE. Class B and Class C shareholders who hold their shares for an extended period of time may pay more in Rule 12b-1 distribution fees than the economic equivalent of the maximum front-end sales charge permitted under the Rules of Fair Practice of the National Association of Securities Dealers, Inc. ("NASD"). Merrill Lynch may charge its customers a processing fee (presently $4.85) for confirming purchases and repurchases. Purchases and redemptions directly through the Fund's transfer agent are not subject to the processing fee. See "Purchase of Shares" and "Redemption of Shares".

                     MERRILL LYNCH SELECT PRICING(SM) SYSTEM

     The Fund offers four classes of shares under the Merrill Lynch Select Pricing(SM) System. The shares of each class may be purchased at a price equal to the next determined net asset value per share subject to the sales charges and ongoing fee arrangements described below. Shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives, and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. The Merrill Lynch Select Pricing(SM) System is used by more than 50 mutual funds advised by Merrill Lynch Asset Management, L.P. ("MLAM" or the "Manager") or an affiliate of MLAM, Fund Asset Management, L.P. ("FAM"). Funds advised by MLAM or FAM are referred to herein as "MLAM-advised mutual funds".

     Each Class A, Class B, Class C or Class D share of the Fund represents an identical interest in the investment portfolio of the Fund and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. The deferred sales charges and account maintenance fees that are imposed on Class B and Class C shares, as well as the account maintenance fees that are imposed on the Class D shares, are imposed directly against those classes and not against all assets of the Fund and, accordingly, such charges will not affect the net asset value of any other class or have any impact on investors choosing another sales charge option. Dividends paid by the Fund for each class of shares will be calculated in the same manner at the same time and will differ only to the extent that account maintenance and distribution fees and any incremental transfer agency costs relating to a particular class are borne exclusively by that class. Each class has different exchange privileges. See "Shareholder Services -- Exchange Privilege".

     Investors should understand that the purpose and function of the initial sales charges with respect to the Class A and Class D shares are the same as those of the deferred sales charges with respect to the Class B and Class C shares in that the sales charges applicable to each class provide for the financing of the distribution of the shares of the Fund. The distribution-related revenues paid with respect to a class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares.


     The following table sets forth a summary of the distribution arrangements for each class of shares under the Merrill Lynch Select Pricing(SM) System, followed by a more detailed description of each class and a discussion of the factors that investors should consider in determining the method of purchasing shares under the Merrill Lynch Select Pricing(SM) System that the investor believes is the most beneficial under his particular circumstances. More detailed information as to each class of shares is set forth under "Purchase of Shares".


-------------------------------------------------------------------------------------------------
                                            ACCOUNT
                                          MAINTENANCE  DISTRIBUTION           CONVERSION
   CLASS          SALES CHARGE(1)             FEE           FEE                FEATURE
-------------------------------------------------------------------------------------------------
     A        Maximum 5.25% initial           No            No                    No
                 sales charge(2)(3)
-------------------------------------------------------------------------------------------------
     B        CDSC for a period of 4         0.25%         0.75%         B shares convert to
                       years,                                           D shares automatically
              at a rate of 4.0% during                                   after approximately
              the first year, decreasing                                     eight years(4)
                        1.0%
                  annually to 0.0%
-------------------------------------------------------------------------------------------------
     C        1.0% CDSC for one year         0.25%         0.75%                  No
-------------------------------------------------------------------------------------------------
     D        Maximum 5.25% initial          0.25%          No                    No
                  sales charge(3)
-------------------------------------------------------------------------------------------------

---------------

(1) Initial sales charges are imposed at the time of purchase as a percentage of the offering price. Contingent deferred sales charges ("CDSCs") are imposed if the redemption occurs within the applicable CDSC time period. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed.

(2) Offered only to eligible investors. See "Purchase of Shares -- Initial Sales Charge Alternatives -- Class A and Class D Shares -- Eligible Class A Investors".


(3) Reduced for purchases of $25,000 or more. Class A and Class D share purchases of $1,000,000 or more may not be subject to an initial sales charge but instead will be subject to a CDSC of 1.0% if redeemed within one year. See "Class A" and "Class D" below.



(4) The conversion period for dividend reinvestment shares and certain retirement plans was modified. Also, Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made have a ten year conversion period. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.


Class A: Class A shares incur an initial sales charge when they are purchased and bear no ongoing distribution or account maintenance fees. Class A shares are offered to a limited group of investors and also will be issued upon reinvestment of dividends on outstanding Class A shares. Investors that currently own Class A shares in a shareholder account are entitled to purchase additional Class A shares in that account. Other eligible investors include certain retirement plans and participants in certain investment programs. In addition, Class A shares will be offered to Merrill Lynch & Co., Inc. ("ML & Co.") and its subsidiaries (the term "subsidiaries" when used herein with respect to ML & Co. includes FAM, the Manager and certain other entities directly or indirectly wholly-owned and controlled by ML & Co.), and their directors and employees and to members of the Boards of MLAM-advised mutual funds. The maximum initial sales charge is 5.25%, which is reduced for purchases of $25,000 and over. Purchases of $1,000,000 or more may not be subject to an initial sales charge, but if the initial sales charge is waived such purchases may be subject to a CDSC of 1.0% if the shares are redeemed within one year after purchase. Sales charges are also reduced under a right of accumulation which takes into account the investor's holdings of all classes of all MLAM-advised mutual funds. See "Purchase of Shares -- Initial Sales Charge Alternatives -- Class A and Class D Shares".


Class B: Class B shares do not incur a sales charge when they are purchased, but they are subject to an ongoing account maintenance fee of 0.25%, an ongoing distribution fee of 0.75% of the Fund's average net assets attributable to the Class B shares, as well as a CDSC if they are redeemed within four years of purchase. Approximately eight years after issuance, Class B shares will convert automatically into Class D shares of the Fund, which are subject to an account maintenance fee but no distribution fee; Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made convert into Class D shares automatically after approximately ten years. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, as will the Class D account maintenance fee of the acquired fund upon the conversion, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired. Automatic conversion of Class B shares into Class D shares will occur at least once a month on the basis of the relative net asset values of the shares of the two classes on the conversion date, without the imposition of any sales load, fee or other charge. Conversion of Class B shares to Class D shares will not be deemed a purchase or sale of the shares for Federal income tax purposes. Shares purchased through reinvestment of dividends on Class B shares also will convert automatically to Class D shares. The conversion period for dividend reinvestment shares and for certain retirement plans is modified as described under "Purchase of Shares -- Deferred Sales Charge Alternatives -- Class B and Class C Shares -- Conversion of Class B Shares to Class D Shares".



Class C: Class C shares do not incur a sales charge when they are purchased, but they are subject to an ongoing account maintenance fee of 0.25% and an ongoing distribution fee of 0.75% of the Fund's average net assets attributable to the Class C shares. Class C shares are also subject to a CDSC if they are redeemed within one year of purchase. Although Class C shares are subject to a 1.0% CDSC for only one year (as compared to four years for Class B), Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares will be subject to distribution fees and higher account maintenance fees that will be imposed on Class C shares for an indefinite period subject to annual approval by the Fund's Board of Directors and regulatory limitations.



Class D: Class D shares incur an initial sales charge when they are purchased and are subject to an ongoing account maintenance fee of 0.25% of the Fund's average net assets attributable to Class D shares. Class D shares are not subject to an ongoing distribution fee or any CDSC when they are redeemed. Purchases of $1,000,000 or more may not be subject to an initial sales charge, but if the initial sales charge is waived such purchases may be subject to a CDSC of 1.0% if the shares are redeemed within one year after purchase. The schedule of initial sales charges and reductions for Class D shares is the same as the schedule for Class A shares. Class D shares also will be issued upon conversion of Class B shares as described above under "Class B". See "Purchase of Shares -- Initial Sales Charge Alternatives -- Class A and Class D Shares".



     The following is a discussion of the factors that investors should consider in determining the method of purchasing shares under the Merrill Lynch Select Pricing(SM) System that the investor believes is most beneficial under his particular circumstances.


     Initial Sales Charge Alternatives. Investors who prefer an initial sales charge alternative may elect to purchase Class D shares or, if an eligible investor, Class A shares. Investors choosing the initial sales charge alternative who are eligible to purchase Class A shares should purchase Class A shares rather than Class D shares because there is an account maintenance fee imposed on Class D shares. Investors qualifying for significantly reduced initial sales charges may find the initial sales charge alternative particularly attractive because similar sales charge reductions are not available with respect to the deferred sales charges imposed in connection with purchases of Class B or Class C shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time also may elect to purchase Class A or Class D shares, because over time the accumulated ongoing account maintenance and distribution fees on Class B or Class C shares may exceed the initial sales charge and, in the case of Class D shares, the account maintenance fee. Although some investors that previously purchased Class A shares may no longer be eligible to purchase Class A shares of other MLAM-advised mutual funds, those previously purchased Class A shares, together with Class B, Class C and Class D share holdings, will count toward a right of accumulation which may qualify the investor for reduced initial sales charges on new initial sales charge purchases. In addition, the ongoing Class B and Class C account maintenance and distribution fees will cause Class B and Class C shares to have higher expense ratios, pay lower dividends and have lower total returns than the initial sales charge shares. The ongoing Class D account maintenance fees will cause Class D shares to have a higher expense ratio, pay lower dividends and have a lower total return than Class A shares.

     Deferred Sales Charge Alternatives. Because no initial sales charges are deducted at the time of purchase, Class B and Class C shares provide the benefit of putting all of the investor's dollars to work from the time the investment is made. The deferred sales charge alternatives may be particularly appealing to investors who do not qualify for a reduction in initial sales charges. Both Class B and Class C shares are subject to ongoing account maintenance fees and distribution fees; however, the ongoing account maintenance and distribution fees potentially may be offset to the extent any return is realized on the additional funds initially invested in Class B or Class C shares. In addition, Class B shares will be converted into Class D shares of the Fund after a conversion period of approximately eight years, and thereafter investors will be subject to lower ongoing fees.

     Certain investors may elect to purchase Class B shares if they determine it to be most advantageous to have all their funds invested initially and intend to hold their shares for an extended period of time. Investors in Class B shares should take into account whether they intend to redeem their shares within the CDSC period and, if not, whether they intend to remain invested until the end of the conversion period and thereby take advantage of the reduction in ongoing fees resulting from the conversion into Class D shares. Other investors, however, may elect to purchase Class C shares if they determine that it is advantageous to have all their assets invested initially and they are uncertain as to the length of time they intend to hold their assets in MLAM-advised mutual funds. Although Class C shareholders are subject to a shorter CDSC period at a lower rate, they forego the Class B conversion feature, making their investment subject to account maintenance and distribution fees for an indefinite period of time. In addition, while both Class B and Class C distribution fees are subject to the limitations on asset-based sales charges imposed by the NASD, the Class B distribution fees are further limited under a voluntary waiver of asset-based sales charges. See "Purchase of Shares -- Limitations on the Payment of Deferred Sales Charges".

                              FINANCIAL HIGHLIGHTS


     The financial information in the table below has been audited in conjunction with the annual audits of the financial statements of the Fund by Deloitte & Touche LLP, independent auditors. Audited financial statements for the year ended October 31, 1995 and the independent auditors' report thereon are included in the Statement of Additional Information. Further information about the performance of the Fund is contained in the Fund's most recent annual report to shareholders which may be obtained, without charge, by calling or by writing the Fund at the telephone number or address on the front cover of this Prospectus.



     The following per share data and ratios have been derived from information provided in the Fund's audited Financial Statements:


                                                                                                        CLASS A
                                                                                        ----------------------------------------
                                                                                             FOR THE YEAR ENDED OCTOBER 31,
                                                                                        ----------------------------------------
                                                                                         1995        1994       1993       1992
                                                                                        -------     ------     ------     ------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..................................................  $ 10.75     $11.08     $ 9.79     $ 9.39
                                                                                        -------     ------     ------     ------
Investment income--net................................................................      .42        .33        .23        .21
Realized and unrealized gain (loss) on investments and foreign currency
 transactions--net....................................................................      .11       (.27)      1.45        .68
                                                                                        -------     ------     ------     ------
Total from investment operations......................................................      .53        .06       1.68        .89
                                                                                        -------     ------     ------     ------
Less dividends and distributions:
 Investment income--net...............................................................     (.46)      (.30)      (.23)      (.25)
 Realized gain on investments--net....................................................     (.11)      (.09)      (.16)      (.24)
                                                                                        -------     ------     ------     ------
Total dividends and distributions.....................................................     (.57)      (.39)      (.39)      (.49)
                                                                                        -------     ------     ------     ------
Net asset value, end of period........................................................  $ 10.71     $10.75     $11.08     $ 9.79
                                                                                        =======     ======     ======     ======
TOTAL INVESTMENT RETURN:**
Based on net asset value per share....................................................     5.10%      0.61%     17.64%     10.00%
                                                                                        =======     ======     ======     ======
RATIOS TO AVERAGE NET ASSETS:
Expenses, excluding account maintenance and distribution fees and net of
 reimbursement........................................................................     1.38%      1.66%      2.22%      2.47%
                                                                                        =======     ======     ======     ======
Expenses, net of reimbursement........................................................     1.38%      1.66%      2.22%      2.47%
                                                                                        =======     ======     ======     ======
Expenses..............................................................................     1.38%      1.66%      2.22%      2.86%
                                                                                        =======     ======     ======     ======
Investment income--net................................................................     4.03%      2.97%      2.36%      2.61%
                                                                                        =======     ======     ======     ======
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)..............................................  $23,634     $7,850     $4,557     $2,283
                                                                                        =======     ======     ======     ======
Portfolio turnover....................................................................   101.12%     38.04%     26.02%      4.91%
                                                                                        =======     ======     ======     ======


                                                                                         1991       1990      1989+
                                                                                        ------     ------     ------
                                                                                        <C
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..................................................  $ 8.37     $ 9.95     $ 9.97
                                                                                        ------     ------     ------
Investment income--net................................................................     .25        .38        .39
Realized and unrealized gain (loss) on investments and foreign currency
 transactions--net....................................................................    1.22      (1.11)       .21
                                                                                        ------     ------     ------
Total from investment operations......................................................    1.47       (.73)       .60
                                                                                        ------     ------     ------
Less dividends and distributions:
 Investment income--net...............................................................    (.37)      (.42)      (.45)
 Realized gain on investments--net....................................................    (.08)      (.43)      (.17)
                                                                                        ------     ------     ------
Total dividends and distributions.....................................................    (.45)      (.85)      (.62)
                                                                                        ------     ------     ------
Net asset value, end of period........................................................  $ 9.39     $ 8.37     $ 9.95
                                                                                        ======     ======     ======
TOTAL INVESTMENT RETURN:**
Based on net asset value per share....................................................   18.09%     (7.86)%     6.29%#
                                                                                        ======     ======     ======
RATIOS TO AVERAGE NET ASSETS:
Expenses, excluding account maintenance and distribution fees and net of
 reimbursement........................................................................    2.47%      2.39%      1.77%*
                                                                                        ======     ======     ======
Expenses, net of reimbursement........................................................    2.47%      2.39%      1.77%*
                                                                                        ======     ======     ======
Expenses..............................................................................    2.87%      2.39%      1.77%*
                                                                                        ======     ======     ======
Investment income--net................................................................    3.16%      4.55%      5.62%*
                                                                                        ======     ======     ======
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)..............................................  $  448     $  162     $  194
                                                                                        ======     ======     ======
Portfolio turnover....................................................................   18.02%     22.76%     15.91%
                                                                                        ======     ======     ======


------------------------

 + Class A shares commenced operations on November 4, 1988.

 * Annualized.

** Total investment returns exclude the effects of sales loads.
 # Aggregate total investment return.

                        FINANCIAL HIGHLIGHTS (CONCLUDED)


                                                                            CLASS B
                                      ------------------------------------------------------------------------------------
                                                                 FOR THE YEAR ENDED OCTOBER 31,
                                      ------------------------------------------------------------------------------------
                                       1995       1994       1993       1992       1991       1990       1989      1988+++
                                      -------    -------    -------    -------    -------    -------    -------    -------
INCREASE (DECREASE) IN NET ASSET
 VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
 period.............................. $ 10.80    $ 11.13    $  9.84    $  9.44    $  8.39    $  9.95    $  9.94    $ 10.00
                                      -------    -------    -------    -------    -------    -------    -------    -------
Investment income--net...............     .37        .21        .13        .12        .18        .29        .37        .27
Realized and unrealized gain (loss)
 on investments and foreign currency
 transactions--net...................     .05       (.25)      1.46        .67       1.20      (1.10)       .17       (.10)
                                      -------    -------    -------    -------    -------    -------    -------    -------
Total from investment operations.....     .42       (.04)      1.59        .79       1.38       (.81)       .54        .17
                                      -------    -------    -------    -------    -------    -------    -------    -------
Less dividends and distributions:
 Investment income--net..............    (.34)      (.20)      (.14)      (.15)      (.25)      (.32)      (.36)      (.23)
 Realized gain on investments--net...    (.11)      (.09)      (.16)      (.24)      (.08)      (.43)      (.17)        --
                                      -------    -------    -------    -------    -------    -------    -------    -------
Total dividends and distributions....    (.45)      (.29)      (.30)      (.39)      (.33)      (.75)      (.53)      (.23)
                                      -------    -------    -------    -------    -------    -------    -------    -------
Net asset value, end of period....... $ 10.77    $ 10.80    $ 11.13    $  9.84    $  9.44    $  8.39    $  9.95    $  9.94
                                      =======    =======    =======    =======    =======    =======    =======    =======
TOTAL INVESTMENT RETURN:**
Based on net asset value per share...    4.01%     (0.37)%    16.45%      8.77%     16.79%     (8.68)%     5.58%      1.70%#
                                      =======    =======    =======    =======    =======    =======    =======    =======
RATIOS TO AVERAGE NET ASSETS:
Expenses, excluding account
 maintenance and distribution fees
 and net of reimbursement............    1.37%      1.69%      2.26%      2.49%      2.50%      2.41%      1.63%      1.48%*
                                      =======    =======    =======    =======    =======    =======    =======    =======
Expenses, net of reimbursement.......    2.37%      2.69%      3.26%      3.49%      3.50%      3.41%      2.63%      2.48%*
                                      =======    =======    =======    =======    =======    =======    =======    =======
Expenses.............................    2.37%      2.69%      3.26%      3.96%      3.88%      3.41%      2.97%      2.60%*
                                      =======    =======    =======    =======    =======    =======    =======    =======
Investment income--net...............    2.95%      1.95%      1.32%      1.53%      2.25%      3.51%      3.62%      3.74%*
                                      =======    =======    =======    =======    =======    =======    =======    =======
SUPPLEMENTAL DATA:
Net assets, end of period (in
 thousands).......................... $58,660    $53,121    $29,831    $13,975    $14,973    $18,296    $30,813    $41,232
                                      =======    =======    =======    =======    =======    =======    =======    =======
Portfolio turnover...................  101.12%     38.04%     26.02%      4.91%     18.02%     22.76%     15.91%     20.24%
                                      =======    =======    =======    =======    =======    =======    =======    =======

                                             CLASS C                 CLASS D
                                       --------------------    --------------------
                                                   FOR THE                 FOR THE
                                       FOR THE      PERIOD     FOR THE      PERIOD
                                         YEAR      OCT. 21,      YEAR      OCT. 21,
                                        ENDED      1994+ TO     ENDED      1994+ TO
                                       OCT. 31,    OCT. 31,    OCT. 31,    OCT. 31,
                                         1995       1994++       1995       1994++
                                       --------    --------    --------    --------
                                      <C
INCREASE (DECREASE) IN NET ASSET
 VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
 period..............................   $10.81      $10.74      $10.76      $10.69
                                        ------       -----      ------       -----
Investment income--net...............      .36          --         .42          --
Realized and unrealized gain (loss)
 on investments and foreign currency
 transactions--net...................      .05         .07         .09         .07
                                        ------       -----      ------       -----
Total from investment operations.....      .41         .07         .51         .07
                                        ------       -----      ------       -----
Less dividends and distributions:
 Investment income--net..............     (.36)         --        (.44)         --
 Realized gain on investments--net...     (.11)         --        (.11)         --
                                        ------       -----      ------       -----
Total dividends and distributions....     (.47)         --        (.55)         --
                                        ------       -----      ------       -----
Net asset value, end of period.......   $10.75      $10.81      $10.72      $10.76
                                        ======       =====      ======       =====
TOTAL INVESTMENT RETURN:**
Based on net asset value per share...     3.89%       0.65%#      4.87%       0.65%#
                                        ======       =====      ======       =====
RATIOS TO AVERAGE NET ASSETS:
Expenses, excluding account
 maintenance and distribution fees
 and net of reimbursement............     1.41%       4.64%*      1.37%       4.88%*
                                        ======       =====      ======       =====
Expenses, net of reimbursement.......     2.41%       5.64%*      1.62%       5.13%*
                                        ======       =====      ======       =====
Expenses.............................     2.41%       5.64%*      1.62%       5.13%*
                                        ======       =====      ======       =====
Investment income--net...............     2.99%      (1.74)%*     3.79%      (1.24)%*
                                        ======       =====      ======       =====
SUPPLEMENTAL DATA:
Net assets, end of period (in
 thousands)..........................   $4,598      $  203      $3,499      $  179
                                        ======       =====      ======       =====
Portfolio turnover...................   101.12%      38.04%     101.12%      38.04%
                                        ======       =====      ======       =====


------------------------


 + Class C shares and Class D shares commenced operations on October 21, 1994.


 ++ Based on average shares outstanding during the period.


+++ Class B shares commenced operations on February 26, 1988.


 * Annualized.


 ** Total investment returns exclude the effects of sales loads.

 # Aggregate total investment return.

                             SPECIAL CONSIDERATIONS

     As a global fund, the Fund may invest in United States and foreign securities. Investments in securities of foreign entities and securities denominated in foreign currencies involve risks not typically involved in domestic investment, including fluctuations in foreign exchange rates, future foreign political and economic developments, and the possible imposition of exchange controls or other foreign or United States governmental laws or restrictions applicable to such investments. Since the Fund may invest in securities denominated or quoted in currencies other than the United States dollar, changes in foreign currency exchange rates may affect the value of investments in the portfolio and the unrealized appreciation or depreciation of investments insofar as United States investors are concerned. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and the Fund's yield on such assets. Foreign currency exchange rates are determined by forces of supply and demand on the foreign exchange markets. These forces are, in turn, affected by the international balance of payments and other economic and financial conditions, government intervention, speculation, and other factors. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of national product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position.

     With respect to certain foreign countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could affect investment in those countries. There may be less publicly available information about a foreign financial instrument than about a United States instrument, and foreign entities may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of United States entities. In addition, certain foreign investments may be subject to foreign withholding taxes. See "Taxes". Foreign financial markets, while growing in volume, have, for the most part, substantially less volume than United States markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. The foreign markets also have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result either in losses to the Fund due to subsequent declines in value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Costs associated with transactions in foreign securities are generally higher than with transactions in United States securities. There is generally less government supervision and regulation of exchanges, financial institutions and issuers in foreign countries than there is in the United States.

     The operating expense ratio of the Fund can be expected to be higher than that of an investment company investing exclusively in United States securities since the expenses of the Fund, such as custodial costs, are higher.

     The Fund may engage in various portfolio strategies to seek to increase its return through the use of options on portfolio securities and to hedge its portfolio against movements in the equity markets, interest rates and exchange rates between currencies by the use of options, futures and options thereon. Utilization of options and futures transactions involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of the securities, interest rates or currencies which are the subject of the hedge. There can be no assurance that a liquid secondary market for options and futures contracts will exist at any specific time. See "Investment Objective and Policies -- Portfolio Strategies Involving Options and Futures". The Fund may also purchase call options and stock index call options as an element of synthetic convertible securities. See "Investment Objective and Policies -- Convertible Securities".

     The Fund has established no rating criteria for the convertible securities and other debt securities in which it may invest, and such securities may not be rated at all for creditworthiness. Securities rated in the medium to lower rating categories of nationally recognized statistical rating organizations are predominately speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories. The Fund does not intend to purchase debt securities that are in default.

     The Fund may borrow up to 20% of its total assets taken at market value, but only from banks as a temporary measure for extraordinary or emergency purposes including to meet redemptions or to settle securities transactions.

                       INVESTMENT OBJECTIVE AND POLICIES

     The investment objective of the Fund is to seek high total return from a combination of capital appreciation and investment income. The Fund will seek to achieve its objective by investing primarily in an internationally diversified portfolio of convertible debt securities, convertible preferred stocks and "synthetic" convertible securities consisting of a combination of debt securities or preferred stock and warrants or options. Under normal circumstances, the Fund will invest at least 65% of its total assets in convertible securities and 80% of its assets in convertible securities and synthetic convertible securities of at least three different countries including the United States. The investment objective described in this paragraph is a fundamental policy of the Fund and may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities.

     The convertible securities to be held by the Fund include any corporate debt security or preferred stock that may be converted into underlying shares of common stock. The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities. Convertible securities entitle the holder to receive interest payments paid on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures or is redeemed or until the holder elects to exercise the conversion privilege. "Synthetic" convertible securities, as such term is used herein, are created by combining separate securities which possess the two principal characteristics of a true convertible security, i.e., fixed income and the right to acquire equity securities. See "Convertible Securities" below for additional information concerning convertible securities and synthetic convertible securities eligible for purchase by the Fund.

     The Fund believes that the characteristics of convertible securities make them appropriate investments for an investment company seeking a high total return from capital appreciation and investment income. These characteristics include the potential for capital appreciation as the value of the underlying common stock increases, the relatively high yield received from dividend or interest payments as compared to common stock dividends and decreased risks of decline in value relative to the underlying common stock due to their fixed income nature. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were issued in nonconvertible form.

     Although the Fund may invest in securities denominated in any currency that are convertible into common stocks of companies located throughout the world, it is expected that a majority of its assets will be invested in securities denominated in United States dollars, currencies of Pacific Basin countries (such as Japan, Australia, Hong Kong and Singapore), and currencies of Western European countries (such as the United Kingdom, Germany, the Netherlands, Switzerland, Sweden, France, Italy, Belgium, Norway, Denmark, Austria and Spain) and convertible into equity securities of United States, Pacific Basin or Western European corporations. To the extent the Fund acquires synthetic convertible securities, it is expected that the debt securities or preferred stock will principally be denominated in United States dollars, Pacific Basin currencies or Western European currencies and the warrants or options will principally be exercisable to purchase equity securities of United States, Pacific Basin or Western European issuers.

     Under normal circumstances, the Fund may invest up to 20% of its assets in other types of securities including equity securities and nonconvertible debt securities of United States and non-United States issuers.

     The Fund has established no rating criteria for the debt securities in which it may invest and such securities may not be rated at all for creditworthiness. Securities rated in the medium to lower rating categories of nationally recognized statistical rating organizations and unrated securities of comparable quality are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories. See the Statement of Additional Information for additional information regarding ratings of debt securities. In purchasing such securities, the Fund will rely on the Manager's judgment, analysis and experience in evaluating the creditworthiness of an issuer of such securities. The Manager will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. The Fund does not intend to purchase debt securities that are in default or which the Manager believes will be in default.

     The Fund reserves the right as a temporary defensive measure to hold money market securities, including repurchase agreements and purchase and sale contracts, of United States and non-United States issuers, or cash (foreign currencies or United States dollars), in such proportions as in the opinion of the Manager prevailing market, economic or political conditions warrant. The Fund has established no rating criteria for money market securities that it may hold as a defensive measure. For this purpose, investments made for defensive purposes will be maintained only during periods in which the Manager determines that economic or financial conditions are adverse for holding or being fully invested in convertible and synthetic convertible securities of United States and non-United States issuers. A portion of the portfolio normally will be held in dollars or dollar-denominated money market securities, including repurchase agreements and purchase and sale contracts, to provide for possible redemptions.

     In evaluating proposed investments, the Manager will seek to maximize the total return on the Fund's portfolio in terms of United States dollars. In this regard, the Manager will consider factors that relate both to various securities markets and to specific securities traded in those markets. In evaluating markets, the Manager will consider such factors as the condition and growth potential of various economies and securities markets, currency and taxation factors (including the applicability and rate of withholding taxes) and other pertinent financial, social, national and political factors. In analyzing convertible securities, the Manager will consider both the yield on the convertible security and the potential capital appreciation that is offered by the underlying common stock. There can be no assurance that the Fund will achieve its investment objective.


     The table below shows the average monthly dollar-weighted market value, by Standard & Poor's Ratings Group ("S&P") rating category, of the convertible securities held by the Fund during the fiscal year ended October 31, 1995:



                                                                                %
                                                                              TOTAL
                                       RATING                                 ASSETS
        --------------------------------------------------------------------  ------
        AAA.................................................................  16.828%
        AA..................................................................   4.820
        A...................................................................  17.000
        BBB.................................................................  14.341
        BAA.................................................................   0.000
        BB..................................................................   5.598
        BA..................................................................   0.000
        B...................................................................   1.278
        C...................................................................   0.000
        Not Rated*..........................................................  27.902
                                                                              ------
                                                                              87.767%
                                                                              ======


---------------

* Convertible securities which are not rated by S&P. Such bonds may be rated by nationally recognized statistical rating organizations other than S&P, or may not be rated by any of such organizations. With respect to the percentage of the Fund's assets invested in such securities, the Fund's Manager believes that 1.216% are of comparable quality to obligations rated AAA, 5.461% are of comparable quality to obligations rated AA, 10.801% are of comparable quality to obligations rated A, 0.537% are of comparable quality to obligations rated BBB, 3.928% are of comparable quality to obligations rated BAA, 3.722% are of comparable quality to obligations rated BA, 0.767% are of comparable quality to obligations rated B and 1.47% are of comparable quality to obligations rated C. This determination is based on the Manager's own internal evaluation and does not necessarily reflect how such securities would be rated by S&P if it were to rate the securities.



     For a description of the above referenced ratings, see the appendix to the Statement of Additional Information. The Fund has established no rating criteria for the securities in which it may invest and such securities may not be rated at all for creditworthiness. The above percentages are for the fiscal year ended October 31, 1995; the rating composition of the portfolio of the Fund may vary over time.



CONVERTIBLE SECURITIES


     Set forth below is additional information concerning traditional convertible securities and "synthetic" convertible securities.

     Convertible securities are issued and traded in a number of securities markets. For the past several years, the principal markets have been the United States, the Euromarket and Japan. Issuers during this period have included major corporations domiciled in the United States, Japan, France, Switzerland, Canada and the United Kingdom. Since the Fund will invest a substantial portion of its assets in the United States market and the Euromarket, where convertible bonds have been primarily denominated in the United States dollar, it is expected that ordinarily a substantial portion of the convertible securities held by the Fund will be denominated in United States dollars. However, the underlying equity securities typically will be quoted in the currency of the country where the issuer is domiciled. With respect to convertible securities denominated in a currency different from that of the underlying equity securities, the conversion price may be based on a fixed exchange rate established at the time the security is issued. As a result, fluctuations in the exchange rate between the currency in which the debt security is denominated and the currency in which the share price is quoted will affect the value of the convertible security. As described below, the Fund is authorized to enter into foreign currency hedging transactions in which it may seek to reduce the impact of such fluctuations.

     Apart from currency considerations, the value of convertible securities is influenced by both the yield of nonconvertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its "investment value." To the extent interest rates change, the investment value of the convertible security typically will fluctuate. However, at the same time, the value of the convertible security will be influenced by its "conversion value," which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock. If, because of a low price of the common stock, the conversion value is substantially below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value.

     To the extent the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the price of the convertible security will be influenced principally by its conversion value. A convertible security will sell at a premium over the conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed income security. The yield and conversion premium of convertible securities issued in Japan and the Euromarket are frequently determined at levels that cause the conversion value to affect their market value more than the securities' investment value.

     Holders of convertible securities have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to similar non-convertible securities of the same issuer. A convertible security may be subject to redemption at the option of the issuer at a price established in the charter provision, indenture or other governing instrument pursuant to which the convertible security was issued. If a convertible security held by the Fund is called for redemption, the Fund will be required to redeem the security, convert it into the underlying common stock or sell it to a third party. Certain convertible debt securities may provide a put option to the holder which entitles the holder to cause the security to be redeemed by the issuer at a premium over the stated principal amount of the debt security.

     As indicated above, "synthetic" convertible securities, for purposes of this Prospectus, are created by combining separate securities that possess the two principal characteristics of a true convertible security, i.e., fixed income ("fixed-income component") and the right to acquire equity securities ("convertibility component"). The fixed-income component is achieved by investing in nonconvertible fixed income securities such as nonconvertible bonds, preferred stocks and money market instruments. The convertibility component is achieved by investing in warrants, exchanges or NASDAQ listed call options or stock index call options granting the holder the right to purchase a specified quantity of securities within a specified period of time at a specified price or to receive cash in the case of stock index options.

     A warrant is an instrument issued by a corporation that gives a holder the right to subscribe to a specified amount of capital stock at a set price for a specified period of time. Warrants involve the risk that the price of the security underlying the warrant may not exceed the exercise price of the warrant and the warrant may expire without any value. The Fund has not established any limits on the purchase of warrants in connection with the creation of synthetic convertible securities. See "Portfolio Strategies Involving Options and Futures" for a discussion of call options and stock index call options.

     The synthetic convertible security differs from the true convertible security in several respects. Unlike a true convertible security, which is a single security having a unitary market value, a synthetic convertible security is comprised of two or more separate securities, each with its own market value. Therefore, the "market value" of a synthetic convertible security is the sum of the values of its fixed-income component and its convertibility component. For this reason, the values of a synthetic convertible security and a true convertible security will respond differently to market fluctuations.

     More flexibility is possible in the assembly of a synthetic convertible security than in the purchase of a convertible security. While synthetic convertible securities may be selected where the two components represent one issuer or are issued by a single issuer, thus making the synthetic convertible security similar to the true convertible security, the character of a synthetic convertible security allows the combination of components representing distinct issuers, when management believes that such a combination would better promote the Fund's investment objective. A synthetic convertible security also is a more flexible investment in that its two components may be purchased separately. For example, the Fund may purchase a warrant for inclusion in a synthetic convertible security but temporarily hold short-term investments while postponing the purchase of a corresponding bond pending development of more favorable market conditions.

     A holder of a synthetic convertible security faces the risk of a decline in the price of the stock or the level of the index involved in the convertibility component, causing a decline in the value of the call option or warrant. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Since a synthetic convertible security includes the fixed-income component as well, the holder of a synthetic convertible security also faces the risk that interest rates will rise, causing a decline in the value of the fixed-income instrument.

     Debt securities with attached equity warrants have been issued in the United States, the Euromarket and Japan. These securities have been sold with detachable warrants in the United States, Europe and Japan. In Japan, however, warrant bonds (the term used to refer to these securities) were only issued with non-detachable warrants prior to December 1986. Eurobonds with warrants have been denominated in several currencies, including the United States dollar, Japanese yen, German mark, Dutch guilder and British pound. However, the exercise price of the warrants is typically expressed in the currency of the country where the issuer is domiciled.

OTHER FACTORS

     While it is the policy of the Fund generally not to engage in trading for short-term gains, the Manager will effect portfolio transactions without regard to holding period, if, in its judgment, such transactions are advisable in the light of a change in circumstances of a particular company or within a particular industry or in the general market, economic or financial conditions.

PORTFOLIO STRATEGIES INVOLVING OPTIONS AND FUTURES

     The Fund may engage in various portfolio strategies to seek to increase its return through the use of options on portfolio securities and to hedge its portfolio against movements in the equity markets, interest rates and exchange rates between currencies. This use of options and futures transactions is in addition to the Fund's ability to purchase call options and stock index call options as an element of synthetic convertible securities. The Fund has authority to write (i.e., sell) covered call options on its portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and financial futures, and related options on such futures. The Fund may also deal in forward foreign exchange transactions and foreign currency options and futures, and related options on such futures. Each of these portfolio strategies is described below. Although certain risks are involved in options and futures transactions (as discussed below in "Risk Factors in Options and Futures Transactions"), the Manager believes that, because the Fund will (i) write only covered call options on portfolio securities, (ii) in connection with the formation of synthetic convertible securities, purchase call options or stock index call options only as an element of synthetic convertibles, and (iii) engage in other options and futures transactions only for hedging purposes, the options and futures portfolio strategies of the Fund will not subject the Fund to the risks frequently associated with the speculative use of options and futures transactions. While the Fund's use of hedging strategies is intended to reduce the volatility of the net asset value of Fund shares, the Fund's net asset value will fluctuate. There can be no assurance that the Fund's hedging transactions will be effective. Furthermore, the Fund will only engage in hedging activities from time to time and may not necessarily be engaging in hedging activities when movements in the equity markets, interest rates or currency exchange rates occur. Reference is made to the Statement of Additional Information for further information concerning these strategies.

     Writing Covered Call Options. The Fund is authorized to write (i.e., sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to certain of such options. A covered call option is an option where the Fund in return for a premium gives another party a right to buy specified securities owned by the Fund at a specified future date and price set at the time of the contract. The principal reason for writing call options is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. By writing covered call options, the Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the Fund's ability to sell the underlying security will be limited while the option is in effect unless the Fund effects a closing purchase transaction. A closing purchase transaction cancels out the Fund's position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options serve as a partial hedge against the price of the underlying security declining. The Fund may not write covered call options in underlying securities in an amount exceeding 15% of the market value of its total assets.

     Purchasing Options. The Fund is authorized to purchase put options to hedge against a decline in the market value of its securities. By buying a put option the Fund has a right to sell the underlying security at the exercise price, thus limiting the Fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. In certain circumstances, the Fund may purchase call options on securities held in its portfolio on which it has written call options or on securities which it intends to purchase or, as discussed above, as an element of synthetic convertible securities. The Fund will not purchase options on securities (including options purchased as an element of synthetic convertible securities) if, as a result of such purchase, the aggregate cost of all outstanding options on securities held by the Fund would exceed 5% of the market value of the Fund's total assets.

     Stock Index Options and Futures and Financial Futures. The Fund is authorized to engage in transactions in stock index options and futures and financial futures, and related options on such futures. In addition to the purchase of stock index call options as an element of synthetic convertible securities as discussed above, the Fund may purchase or write call options and purchase put options on stock indexes to hedge against the risks of market-wide stock price movements in the securities in which the Fund invests. The effectiveness of the hedge will depend on the degree of diversification of the Fund's portfolio and the sensitivity of the securities comprising the portfolio to factors influencing the market as a whole. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of prices in the stock market generally or in an industry or market segment rather than movements in the price of a particular stock. Currently, stock index options traded include the S&P 100 Index, the S&P 500 Index, the NYSE Composite Index, the AMEX Market Value Index, the National Over-the-Counter Index, the FT Index and other standard, broadly based stock market indices in the United States and in foreign countries.

     The Fund may also purchase and sell stock index futures contracts and financial futures contracts ("futures contracts") as a hedge against adverse changes in the market value of its portfolio securities and interest rates, as described below. A futures contract is an agreement between two parties which obligates the purchaser of the futures contract to buy and the seller of a futures contract to sell a security for a set price on a future date. Unlike most other futures contracts, a stock index futures contract does not require actual delivery of securities, but results in cash settlement based upon the difference in value of the index between the time the contract was entered into and the time of its settlement. The Fund may effect transactions in stock index futures contracts in connection with equity securities in which it invests and in financial futures contracts in securities issued or guaranteed by the government of any country which is a member of the Organization for Economic Cooperation and Development, United States government and agency securities and corporate debt securities. Transactions by the Fund in stock index futures and financial futures are subject to limitations as described below under "Restrictions on the Use of Futures Transactions".

     The Fund may sell stock index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. When the Fund is not fully invested in the securities markets and anticipates a significant market advance, it may purchase stock index futures in order to gain rapid market exposure that may in part or entirely offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, an equivalent amount of stock index futures contracts will be terminated by offsetting sales. The Fund does not consider purchases of futures contracts to be a speculative practice under these circumstances. It is anticipated that, in a substantial majority of these transactions, the Fund will purchase such securities upon termination of the long futures position, whether the long position is the purchase of a stock index futures contract or the purchase of a call option on a stock index future, but under unusual circumstances (e.g., the Fund experiences a significant amount of redemptions), a long futures position may be terminated without the corresponding purchase of securities.

     The Fund may sell financial futures contracts in anticipation of an increase in the general level of interest rates. Generally, as interest rates rise, the market value of debt securities which may be held by the Fund will fall, thus reducing the net asset value of the Fund. However, as interest rates rise, the value of the Fund's short position in the futures contract will also tend to increase, thus offsetting all or a portion of the depreciation in the market value of the Fund's investments which are being hedged. While the Fund will incur commission expenses in selling and closing out futures positions, these commissions are generally less than the transaction expenses which would have been incurred had the Fund sold portfolio securities in order to reduce its exposure to increases in interest rates. The Fund also may purchase financial futures contracts in anticipation of a decline in interest rates when it is not fully invested in a particular market in which it intends to make investments to gain market exposure that may in part or entirely offset an increase in the cost of securities it intends to purchase. It is anticipated that, in a substantial majority of these transactions, the Fund will purchase securities upon termination of the futures contract.

     The Fund also has authority to purchase and write call and put options on futures contracts in connection with its hedging activities. Generally, these strategies are utilized under the same market and market sector conditions (i.e., conditions relating to specific types of investments) in which the Fund enters into futures transactions. The Fund may purchase put options or write call options on futures contracts rather than selling the underlying futures contract in anticipation of a decrease in the market value of a security or an increase in interest rates. Similarly, the Fund may purchase call options, or write put options on futures contracts, as a substitute for the purchase of such futures to hedge against the increased cost resulting from an increase in the market value or a decline in interest rates of securities which the Fund intends to purchase.

     The Fund may engage in options and futures transactions on exchanges and in options in the over-the-counter markets ("OTC options"). In general, exchange-traded contracts are third-party contracts (i.e., performance of the parties' obligations is guaranteed by an exchange or clearing corporation) with standardized strike prices and expiration dates. OTC options transactions are two-party contracts with price and terms negotiated by the buyer and seller. See "Restrictions on OTC Options" below for information as to restrictions on the use of OTC options.

     Foreign Currency Hedging. The Fund has authority to deal in forward foreign exchange among currencies of the different countries in which it will invest and multinational currency units as a hedge against possible variations in the foreign exchange rates among these currencies. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date (up to one year) and price set at the time of the contract. The Fund's dealings in forward foreign exchange will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward foreign currency with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities, the sale and redemption of shares of the Fund or the payment of dividends and distributions by the Fund. Position hedging is the sale of forward foreign currency with respect to portfolio security positions denominated or quoted in such foreign currency. The Fund will not speculate in foreign forward exchange. The Fund will not attempt to hedge all of its foreign portfolio positions. The Fund may not commit more than 15% of its total assets to position hedging contracts. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

     The Fund is also authorized to purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund. As an illustration, the Fund may use such techniques to hedge the stated value in United States dollars of an investment in a yen denominated security. In such circumstances, for example, the Fund may purchase a foreign currency put option enabling it to sell a specified amount of yen for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the yen relative to the dollar will tend to be offset by an increase in the value of the put option. To offset, in whole or in part, the cost of acquiring such a put option, the Fund may also sell a call option which, if exercised, requires it to sell a specified amount of pounds for dollars at a specified price by a future date (a technique called a "straddle"). By selling such call option in this illustration, the Fund gives up the opportunity to profit without limit from increases in the relative value of the yen to the dollar. The Manager believes that "straddles" of the type which may be utilized by the Fund constitute hedging transactions and are consistent with the policies described above.

     Certain differences exist between these foreign currency hedging instruments. Foreign currency options provide the holder thereof the right to buy or sell a currency at a fixed price on a future date (with exchange-traded contracts and OTC options having the characteristics described above). A futures contract on a foreign currency is an agreement between two parties to buy and sell a specified amount of a currency for a set price on a future date. Futures contracts and options on futures contracts are traded on boards of trade of futures exchanges. The Fund will not speculate in foreign currency options, futures or related options. Accordingly, the Fund will not hedge a currency substantially in excess of the market value of securities that it has committed or anticipates to purchase that are denominated in such currency, and in the case of securities that have been sold by the Fund but not yet delivered, the proceeds thereof in its denominated currency. The Fund may not incur potential net liabilities of more than 20% of its total assets from foreign currency options, futures or related options.

     Restrictions on the Use of Futures Transactions. Under regulations of the Commodity Futures Trading Commission ("CFTC"), the futures trading activities described herein will not result in the Fund being deemed to be a "commodity pool", as defined under such regulations, provided that the Fund adheres to certain restrictions. In particular, the Fund may purchase and sell futures contracts and options thereon (i) only for bona fide hedging purposes, and (ii) for non-hedging purposes, if the aggregate initial margins and premiums required to establish positions in such contracts and options does not exceed 5% of the liquidation value of the Fund's portfolio assets after taking into account unrealized profits and unrealized losses on any such contracts and options. (However, as stated above, the Fund intends to engage in such options and futures transactions only for hedging purposes.) Margin deposits may consist of cash or securities acceptable to the broker and the relevant contract market.

     When the Fund purchases a futures contract, or writes a put option or purchases a call option thereon, it will maintain an amount of cash, cash equivalents (e.g., high grade commercial paper and daily tender adjustable notes) or short-term high-grade fixed-income securities in a segregated account with the Fund's

Custodian so that the amount so segregated, plus the amount of initial and variation margin held in the account of its broker, equals the market value of the futures contract, thereby insuring that the use of such futures is unleveraged.

     Restrictions on OTC Options. The Fund will engage in OTC options, including over-the-counter foreign currency options and options on foreign currency futures, only with member banks of the Federal Reserve System and primary dealers in United States Government securities or with affiliates of such banks or dealers that have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The Fund will acquire only those OTC options for which the Manager believes the Fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option).

     The staff of the Securities and Exchange Commission (the "Commission") has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Fund has adopted an investment policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transactions, the sum of the market value of OTC options currently outstanding that are held by the Fund, the market value of the underlying securities covered by OTC call options currently outstanding that were sold by the Fund and margin deposits on the Fund's existing OTC options on futures contracts exceed 10% of the net assets of the Fund, taken at market value, together with all other assets of the Fund that are illiquid or are not otherwise readily marketable. However, if the OTC option is sold by the Fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (i.e., current market value of the underlying security minus the option's strike price). The repurchase price with the primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option, plus the amount by which the option is "in-the-money". This policy as to OTC options is not a fundamental policy of the Fund and may be amended by the Directors of the Fund without the approval of the Fund's shareholders. However, the Fund will not change or modify this policy prior to the change or modification by the Commission staff of its position.

     Risk Factors in Options and Futures Transactions. Utilization of options and futures transactions to hedge the portfolio involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of the securities, interest rates or currencies that are the subject of the hedge. If the price of the options or futures moves more or less than the price of the subject of the hedge, the Fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The successful use of options and futures also depends on the Manager's ability to predict correctly price movements in the market involved in a particular options or futures transaction.

     The Fund intends to enter into options and futures transactions on an exchange or in the over-the-counter market, only if there appears to be a liquid secondary market for such options or futures or, in the case of over-the-counter transactions, the Manager believes the Fund can receive on each business day at least two independent bids or offers. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to hedge effectively its portfolio.

There is also the risk of loss by the Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in an option, a futures contract or related option.

     The exchanges on which the Fund intends to conduct options transactions have generally established limitations governing the maximum number of call or put options on the same underlying security or currency (whether or not covered) that may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts that any person may trade on a particular trading day. The Manager does not believe that these trading and position limits will have any adverse impact on the portfolio strategies for hedging the Fund's portfolio.

OTHER INVESTMENT POLICIES AND PRACTICES

     Portfolio Transactions. In executing portfolio transactions, the Fund seeks to obtain the best net results, taking into account such factors as price (including the applicable brokerage commissions or dealer spread), size of order, difficulty of execution, operation facilities of the firm involved and the firm's risk in positioning a block of securities. While the Fund generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commission or spread available. The Fund contemplates that, consistent with its policy of obtaining the best net results, it will place orders for transactions with a number of brokers and dealers, including Merrill Lynch, an affiliate of the Manager. Subject to obtaining the best price and execution, brokers who provide supplemental investment research to the Fund may receive orders for transactions by the Fund. Information so received will be in addition to, and not in lieu of, the services required to be performed by the Manager and the expenses of the Manager will not necessarily be reduced as a result of the receipt of such supplemental information. See "Management of the Fund -- Management and Advisory Arrangements". In addition, consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., the Manager may consider sales of shares of the Fund as a factor in the selection of brokers or dealers to execute portfolio transactions for the Fund. It is expected that the majority of the shares of the Fund will be sold by Merrill Lynch.

     The Fund anticipates that its brokerage transactions involving securities of companies domiciled in countries other than the United States will be conducted primarily on the principal stock exchanges of such countries. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States, although the Fund will endeavor to achieve the best net results in effecting such transactions.


     Repurchase Agreements. The Fund may invest in money market securities pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or a primary dealer in United States Government securities or an affiliate thereof. Under such agreements, the bank or primary dealer or an affiliate thereof agrees, upon entering into the contract, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period. In repurchase agreements, the prices at which the trades are conducted do not reflect accrued interest on the underlying obligation. Such agreements usually cover short periods, such as under one week. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. In a repurchase agreement, the Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs or possible losses in connection with disposition of the collateral. In the event of a default under such a repurchase agreement, instead of the contractual fixed rate, the rate of return to the Fund shall be dependent upon intervening fluctuations of the market value of such security and the accrued interest on the security. In such event, the Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform. The Fund may not invest in repurchase agreements maturing in more than seven days if such investments, together with the Fund's other illiquid investments, would exceed 15% (10% to the extent required by certain state laws) of the Fund's total assets.


     Lending of Portfolio Securities. The Fund may from time to time lend securities from its portfolio with a value not exceeding 33 1/3% of its total assets to banks, brokers and other financial institutions and receive collateral in cash or securities issued or guaranteed by the United States Government. Such collateral will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. During the period of such a loan, the Fund receives the income on the loaned securities and either receives the income on the collateral or other compensation, i.e., negotiated loan premium or fee, for entering into the loan and thereby increases its yield. In the event that the borrower defaults on its obligation to return borrowed securities, because of insolvency or otherwise, the Fund could experience delays and costs in gaining access to the collateral and could suffer a loss to the extent that the value of the collateral falls below the market value of the borrowed securities.

INVESTMENT RESTRICTIONS

     The Fund has adopted a number of restrictions and policies relating to the investment of its assets and its activities, which are fundamental policies and may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act. Among the more significant restrictions, the Fund may not borrow amounts in excess of 33 1/3% of its total assets taken at market value (including the amount borrowed), and an additional 5% of its total assets for temporary purposes. As a non-fundamental restriction, the Fund is further limited and may not borrow amounts in excess of 20% of its total assets taken at market value (including the amount borrowed), and then only from banks as a temporary measure for extraordinary or emergency purposes.

     Investors are referred to the Statement of Additional Information for a complete description of such restrictions and policies.

                             MANAGEMENT OF THE FUND

DIRECTORS


     The Directors of the Fund consist of six individuals, five of whom are not "interested persons" of the Fund as defined in the Investment Company Act. The Directors are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors or trustees of investment companies by the Investment Company Act.

     The Directors are:


     ARTHUR ZEIKEL* -- President of MLAM and FAM; President and Director of Princeton Services, Inc.; Executive Vice President of Merrill Lynch & Co., Inc. ("ML & Co."); Director of Merrill Lynch Funds Distributor, Inc.



     JAMES H. BODURTHA -- Chairman and Chief Executive Officer, China Enterprise Management Corporation.


     HERBERT I. LONDON -- John M. Olin Professor of Humanities, Gallatin Division of New York University.

     ROBERT R. MARTIN -- Director, WTC Industries, Inc.

     JOSEPH L. MAY -- Attorney in private practice.

     ANDRE F. PEROLD -- Professor, Harvard Business School.
---------------
*Interested person, as defined by the Investment Company Act, of the Fund.

MANAGEMENT AND ADVISORY ARRANGEMENTS


     The Manager, which is an affiliate of FAM and is owned and controlled by ML & Co., a financial services holding company, acts as the Manager for the Fund and provides the Fund with management and investment advisory services. The Manager or FAM acts as the investment adviser for more than 130 other registered investment companies. The Manager also offers portfolio management and portfolio analysis services to individuals and institutions. As of January 31, 1996, the Manager and FAM had a total of approximately $196.4 billion in investment company and other portfolio assets under management, including accounts of certain affiliates of the Manager.


     The management agreement with the Manager (the "Management Agreement") provides that, subject to the direction of the Directors of the Fund, the Manager is responsible for the actual management of the Fund's portfolio. The responsibility for making decisions to buy, sell or hold a particular security rests with the Manager, subject to review by the Directors. The Manager provides the portfolio manager for the Fund who considers analyses from various sources (including brokerage firms with which the Fund does business), makes the necessary decisions, and places transactions accordingly. The Manager also is obligated to provide administrative services necessary for the operation of the Fund and all of the office space, facilities, equipment and necessary personnel for management of the Fund.

     Harry E. Dewdney is the Portfolio Manager of the Fund. Mr. Dewdney has been a Vice President and Portfolio Manager of the Manager since 1986. From 1978 to 1986, he was Senior Vice President of the International Trading and Foreign Exchange Department of Prescott, Ball & Turben, Inc.


     The Fund pays the Manager a monthly fee at the annual rate of 0.65% of the average daily net assets of the Fund. For the year ended October 31, 1995 the fee paid by the Fund to the Manager was $779,627 (based upon average net assets of approximately $119.9 million). Of this amount, none was reimbursed by the Manager to the Fund pursuant to certain operating expense limitations. At January 31, 1996, the net assets of the Fund aggregated approximately $68.6 million. At this asset level, the annual management fee would aggregate $446,136. In addition, the Management Agreement obligates the Fund to pay certain expenses incurred in its operations including, among other things, the management fee, legal and audit fees, registration fees, unaffiliated Directors' fees and expenses, custodian and transfer fees, accounting costs, the costs of issuing and redeeming shares and certain of the costs of printing proxies, shareholder reports, prospectuses and statements of additional information distributed to shareholders. Accounting services are provided to the Fund by the Manager and the Fund reimburses the Manager for its costs in connection with such services. For the year ended October 31, 1995, the Fund reimbursed the Manager $47,336 for accounting services. For the year ended October 31, 1995, the ratio of total expenses, excluding account maintenance and distribution fees, to average net assets was 1.38% for Class A shares, 1.37% for Class B shares, 1.41% for Class C shares and 1.37% for Class D shares.


CODE OF ETHICS

     The Board of Directors of the Fund has adopted a Code of Ethics under Rule 17j-l of the Investment Company Act which incorporates the Code of Ethics of the Manager (together, the "Codes"). The Codes significantly restrict the personal investing activities of all employees of the Manager and, as described below, impose additional, more onerous, restrictions on fund investment personnel.

     The Codes require that all employees of the Manager preclear any personal securities investment (with limited exceptions, such as government securities). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to all employees of the Manager include a ban on acquiring any securities in a "hot" initial public offering and a prohibition from profiting on short-term trading in securities. In addition, no employee may purchase or sell any security which at the time is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by any fund advised by the Manager. Furthermore, the Codes provide for trading "blackout periods" which prohibit trading by investment personnel of the Fund within periods of trading by the Fund in the same (or equivalent) security (15 or 30 days depending upon the transaction).

TRANSFER AGENCY SERVICES


     Merrill Lynch Financial Data Services, Inc. (the "Transfer Agent"), which is a wholly-owned subsidiary of ML & Co., acts as the Fund's Transfer Agent pursuant to a transfer agency, dividend disbursing agency and shareholder servicing agency agreement (the "Transfer Agency Agreement"). Pursuant to the Transfer Agency Agreement, the Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. Pursuant to the Transfer Agency Agreement, the Fund pays the Transfer Agent a fee of $11.00 per Class A or Class D shareholder account and $14.00 per Class B or Class C shareholder account and the Transfer Agent is entitled to reimbursement from the Fund for out-of-pocket expenses incurred by the Transfer Agent under the Transfer Agency Agreement. For the year ended October 31, 1995, the Fund paid the Transfer Agent $372,353 pursuant to the Transfer Agency Agreement for providing transfer agency services. At January 31, 1996, the Fund had 4,483 Class A shareholder accounts, 7,892 Class B shareholder accounts, 882 Class C shareholder accounts and 413 Class D shareholder accounts. At this level of accounts, the annual fee payable to the Transfer Agent would aggregate approximately $176,692, plus miscellaneous and out-of-pocket expenses.


                               PURCHASE OF SHARES


     Merrill Lynch Funds Distributor, Inc. (the "Distributor"), an affiliate of the Manager, FAM and Merrill Lynch, acts as the distributor of the shares of the Fund. Shares of the Fund are offered continuously for sale by the Distributor and other eligible securities dealers (including Merrill Lynch). Shares of the Fund may be purchased from securities dealers or by mailing a purchase order directly to the Transfer Agent. The minimum initial purchase is $1,000 and the minimum subsequent purchase is $50, except for retirement plans, the minimum initial purchase is $100, and the minimum subsequent purchase is $1.



     The Fund is offering its shares in four classes, at a public offering price equal to the next determined net asset value per share plus sales charges which are imposed either at the time of purchase or on a deferred basis, depending upon the class of shares selected by the investor under the Merrill Lynch Select PricingSM System, as described below. The applicable offering price for purchase orders is based upon the net asset value of the Fund next determined after receipt of the purchase order by the Distributor. As to purchase orders received by securities dealers prior to the close of business on the New York Stock Exchange (generally, 4:00 P.M., New York time), which includes orders received after the close of business on the previous day, the applicable offering price will be based on the net asset value determined as of 15 minutes after the close of business on the New York Stock Exchange on that day, provided the Distributor in turn receives the order from the securities dealer prior to 30 minutes after the close of business on the New York Stock Exchange on that day. If the purchase orders are not received by the Distributor prior to 30 minutes after the close of business on the New York Stock Exchange, such orders shall be deemed received on the next business day. The Fund or the Distributor may suspend the continuous offering of the Fund's shares of any Class at any time in response to conditions in the securities markets or otherwise and may thereafter resume such offering from time to time. Any order may be rejected by the Distributor or the Fund. Neither the Distributor nor the dealers are permitted to withhold placing orders to benefit themselves by a price change. Merrill Lynch may charge its customers a processing fee (presently $4.85) to confirm a sale of shares to such customers. Purchases directly through the Fund's Transfer Agent are not subject to the processing fee.


     The Fund issues four classes of shares under the Merrill Lynch Select PricingSM System, which permits each investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. Shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. Investors should determine whether under their particular circumstances it is more advantageous to incur an initial sales charge or to have the entire initial purchase price invested in the Fund with the investment thereafter being subject to a contingent deferred sales charge and ongoing distribution fees. A discussion of the factors that investors should consider in determining the method of purchasing shares under the Merrill Lynch Select PricingSM System is set forth under "Merrill Lynch Select PricingSM System" on page 3.

     Each Class A, Class B, Class C and Class D share of the Fund represents identical interests in the investment portfolio of the Fund and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees, and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. The deferred sales charges and account maintenance fees that are imposed on Class B and Class C shares, as well as the account maintenance fees that are imposed on Class D shares, will be imposed directly against those classes and not against all assets of the Fund and, accordingly, such charges will not affect the net asset value of any other class or have any impact on investors choosing another sales charge option. Dividends paid by the Fund for each class of shares will be calculated in the same manner at the same time and will differ only to the extent that account maintenance and distribution fees and any incremental transfer agency costs relating to a particular class are borne exclusively by that class. Class B, Class C and Class D shares each have exclusive voting rights with respect to the Rule 12b-1 distribution plan adopted with respect to such class pursuant to which account maintenance and/or distribution fees are paid. See "Distribution Plans" below. Each class has different exchange privileges. See "Shareholder Services -- Exchange Privilege".

     Investors should understand that the purpose and function of the initial sales charges with respect to Class A and Class D shares are the same as those of the deferred sales charges with respect to Class B and Class C shares in that the sales charges applicable to each class provide for the financing of the distribution of the shares of the Fund. The distribution-related revenues paid with respect to a class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares. Investors are advised that only Class A and Class D shares may be available for purchase through securities dealers, other than Merrill Lynch, which are eligible to sell shares.

     The following table sets forth a summary of the distribution arrangements for each class of shares under the Merrill Lynch Select Pricing(SM) System.

-------------------------------------------------------------------------------------------------
                                            ACCOUNT
                                          MAINTENANCE  DISTRIBUTION           CONVERSION
   CLASS          SALES CHARGE(1)             FEE           FEE                FEATURE
-------------------------------------------------------------------------------------------------
     A         Maximum 5.25% initial          No            No                    No
                 sales charge(2)(3)
-------------------------------------------------------------------------------------------------
     B         CDSC for a period of 4        0.25%         0.75%         B shares convert to
                       years,                                           D shares automatically
              at a rate of 4.0% during                                   after approximately
             the first year, decreasing                                     eight years(4)
                        1.0%
                  annually to 0.0%
-------------------------------------------------------------------------------------------------
     C         1.0% CDSC for one year        0.25%         0.75%                  No
-------------------------------------------------------------------------------------------------
     D         Maximum 5.25% initial         0.25%          No                    No
                  sales charge(3)
-------------------------------------------------------------------------------------------------

---------------

(1) Initial sales charges are imposed at the time of purchase as a percentage of the offering price. CDSCs are imposed if the redemption occurs within the applicable CDSC time period. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed.

(2) Offered only to eligible investors. See "Initial Sales Charge
    Alternatives -- Class A and Class D Shares -- Eligible Class A Investors".
(3) Reduced for purchases of $25,000 or more. Class A and Class D share purchases of $1,000,000 or more may not be subject to an initial sales charge but instead may be subject to a 1.0% CDSC if redeemed within one year.

(4) The conversion period for dividend reinvestment shares and certain retirement plans was modified. Also, Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made have a ten year conversion period. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.


INITIAL SALES CHARGE ALTERNATIVES -- CLASS A AND CLASS D SHARES

     Investors choosing the initial sales charge alternatives who are eligible to purchase Class A shares should purchase Class A shares rather than Class D shares because there is an account maintenance fee imposed on Class D shares.

     The public offering price of Class A and Class D shares for purchasers choosing the initial sales charge alternative is the next determined net asset value plus varying sales charges (i.e., sales loads), as set forth below:

                                                                       SALES CHARGE        DISCOUNT TO
                                                                            AS           SELECTED DEALERS
                                                  SALES CHARGE AS     PERCENTAGE* OF     AS PERCENTAGE OF
                                                   PERCENTAGE OF      THE NET AMOUNT       THE OFFERING
AMOUNT OF PURCHASE                                OFFERING PRICE         INVESTED             PRICE
------------------------------------------------  ---------------     --------------     ----------------
Less than $25,000...............................        5.25%              5.54%               5.00%
$25,000 but less than $50,000...................        4.75               4.99                4.50
$50,000 but less than $100,000..................        4.00               4.16                3.75
$100,000 but less than $250,000.................        3.00               3.09                2.75
$250,000 but less than $1,000,000...............        2.00               2.04                1.80
$1,000,000 and over**...........................        0.00               0.00                0.00

---------------

 * Rounded to the nearest one-hundredth percent.


** The initial sales charge may be waived on Class A and Class D purchases of $1,000,000 or more made on or after October 21, 1994 (the date Class D shares were initially offered to the public). If the sales charge is waived in connection with a purchase of $1,000,000 or more, such purchases will be subject to a CDSC of 1.0% if the shares are redeemed within one year after purchase. Class A purchases made prior to October 21, 1994 may be subject to a CDSC if the shares are redeemed within one year of purchase at the following rates: 0.75% on purchases of $1,000,000 to $2,500,000; 0.40% on purchases of $2,500,001 to
$3,500,000; 0.25% on purchases of $3,500,001 to $5,000,000; and 0.20% on purchases of more than $5,000,000, in lieu of paying an initial sales charge. The charge will be assessed as an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. A sales charge of 0.75% will be charged on purchases of $1 million or more of Class A or Class D shares by certain Employer Sponsored Retirement or Savings Plans.



     The Distributor may reallow discounts to selected dealers and retain the balance over such discounts. At times the Distributor may reallow the entire sales charge to such dealers. Since securities dealers selling Class A and Class D shares of the Fund will receive a concession equal to most of the sales charge, they may be deemed to be underwriters under the Securities Act of 1933, as amended (the "Securities Act"). For the year ended October 31, 1995, the Fund sold 4,429,386 Class A shares for aggregate net proceeds of $47,904,765. The gross sales charges for the sale of Class A shares of the Fund for that year were $19,530, of which $1,587 and $17,943 were received by the Distributor and Merril Lynch, respectively. For the year ended October 31, 1995, the Distributor received no CDSCs with respect to redemptions within one year after purchase of Class A shares purchased subject to front-end sales charge waivers. For the year ended October 31, 1995, the Fund sold 593,147 Class D shares for aggregate net proceeds of $6,348,782. The gross sales charges for the sale of Class D shares of the Fund for that year were $62,513, of which $4,666 and $57,847 were received by the Distributor and Merrill Lynch, respectively. For the year ended October 31, 1995, the Distributor received no CDSCs with respect to redemptions within one year after purchase of Class D shares purchased subject to front-end sales charge waivers.


     Eligible Class A Investors. Class A shares are offered to a limited group of investors and also will be issued upon reinvestment of dividends on outstanding Class A shares. Investors who currently own Class A shares in a shareholder account, including participants in the Merrill Lynch Blueprint(SM) Program, are entitled to purchase additional Class A shares in that account. Certain employer sponsored retirement or savings plans, including eligible 401(k) plans, may purchase Class A shares at net asset value provided such plans meet the required minimum number of eligible employees or required amount of assets advised by MLAM or any of its affiliates. Class A shares are available at net asset value to corporate warranty insurance reserve fund programs provided that the program has $3 million or more initially invested in MLAM-advised mutual funds. Also eligible to purchase Class A shares at net asset value are participants in certain investment programs including

TMA(SM) Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services and certain purchases made in connection with the Merrill Lynch Mutual Fund Adviser program. In addition, Class A shares are offered at net asset value to ML & Co. and its subsidiaries and their directors and employees and to members of the Boards of MLAM-advised investment companies, including the Fund. Certain persons who acquired shares of certain MLAM-advised closed-end funds in their initial offerings who wish to reinvest the net proceeds from a sale of their closed-end fund shares of common stock in shares of the Fund also may purchase Class A shares of the Fund if certain conditions set forth in the Statement of Additional Information are met. In addition, Class A shares of the Fund and certain other MLAM-advised mutual funds are offered at net asset value to shareholders of Merrill Lynch Senior Floating
Rate Fund, Inc. who wish to reinvest the net proceeds from a sale of certain of their shares of common stock pursuant to a tender offer conducted by Merrill Lynch Senior Floating Rate Fund, Inc. in shares of such funds.


     Reduced Initial Sales Charges. No sales charges are imposed upon Class A and Class D shares issued as a result of the automatic reinvestment of dividends or capital gains distributions. Class A and Class D sales charges also may be reduced under a Right of Accumulation and a Letter of Intention.

     Class A shares are offered at net asset value to certain eligible Class A investors as set forth above under "Eligible Class A Investors".


     Class A and Class D shares are offered at net asset value to certain employer sponsored retirement or savings plans and to Employee Access Accounts(SM) available through employers which provide such plans.


     Class D shares are offered at net asset value, without a sales charge, to an investor who has a business relationship with a Merrill Lynch financial consultant, if certain conditions set forth in the Statement of Additional Information are met. Class D shares may be offered at net asset value in connection with the acquisition of assets of other investment companies.


     Class D shares of the Fund are offered at net asset value to shareholders of Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch High Income Municipal Bond Fund, Inc. who wish to reinvest the net proceeds from a sale of certain of their shares of common stock pursuant to tender offers conducted by those funds in shares of the Fund.



     Class D shares are offered with reduced sales charges and, in certain circumstances, at net asset value, to participants in the Merrill Lynch Blueprint(SM) Program.


     Additional information concerning these reduced initial sales charges, including information regarding investments by Employee Sponsored Retirement or Savings Plans, is set forth in the Statement of Additional Information.

DEFERRED SALES CHARGE ALTERNATIVES -- CLASS B AND CLASS C SHARES

     Investors choosing the deferred sales charge alternatives should consider Class B shares if they intend to hold their shares for an extended period of time and Class C shares if they are uncertain as to the length of time they intend to hold their assets in MLAM-advised mutual funds.

     The public offering price of Class B and Class C shares for investors choosing the deferred sales charge alternatives is the next determined net asset value per share without the imposition of a sales charge at the time of purchase. As discussed below, Class B shares are subject to a four year CDSC, while Class C shares are subject only to a one year 1.0% CDSC. On the other hand, approximately eight years after Class B shares are issued, such Class B shares, together with shares issued upon dividend reinvestment with respect to those shares, are automatically converted into Class D shares of the Fund and thereafter will be subject to lower continuing fees. See "Conversion of Class B Shares to Class D Shares" below. Both Class B and Class C shares are subject to an account maintenance fee of 0.25% of net assets and Class B and Class C shares are subject to distribution fees of 0.75% of net assets as discussed below under "Distribution Plans". The proceeds from the account maintenance fees are used to compensate Merrill Lynch for providing continuing account maintenance activities.

     Class B and Class C shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment. Merrill Lynch compensates its financial consultants for selling Class B and Class C shares at the time of purchase from its own funds. See "Distribution Plans" below.

     Proceeds from the CDSC and the distribution fee are paid to the Distributor and are used in whole or in part by the Distributor to defray the expenses of dealers (including Merrill Lynch) related to providing distribution related services to the Fund in connection with the sale of the Class B and Class C shares, such as the payment of compensation to financial consultants for selling Class B and Class C shares from the dealers' own funds. The combination of the CDSC and the ongoing distribution fee facilitates the ability of the Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of purchase. Approximately eight years after issuance, Class B shares will convert automatically into Class D shares of the Fund, which are subject to an account maintenance fee but no distribution fee; Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made convert into Class D shares automatically after approximately ten years. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.

     Imposition of the CDSC and the distribution fee on Class B and Class C shares is limited by the NASD asset-based sales charge rule. See "Limitations on the Payment of Deferred Sales Charges" below. The proceeds from the ongoing account maintenance fee are used to compensate Merrill Lynch for providing continuing account maintenance activities. Class B shareholders of the Fund exercising the exchange privilege described under "Shareholder
Services -- Exchange Privilege" will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares acquired as a result of the exchange.


     Contingent Deferred Sales Charges -- Class B Shares. Class B shares that are redeemed within four years of purchase may be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. For the year ended October 31, 1995, the Distributor received CDSCs of $329,050 with respect to redemptions of Class B shares, all of which was paid to Merrill Lynch.

     The following table sets forth the rates of the Class B CDSC:

                                                                                CLASS B
                                                                               CDSC AS A
                                 YEAR SINCE                                  PERCENTAGE OF
                                  PURCHASE                                   DOLLAR AMOUNT
                                PAYMENT MADE                               SUBJECT TO CHARGE
    ---------------------------------------------------------------------  -----------------
    0-1..................................................................     4.0%
    1-2..................................................................     3.0%
    2-3..................................................................     2.0%
    3-4..................................................................     1.0%
    4 and thereafter.....................................................     None

     In determining whether a CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest applicable rate being charged. Therefore, it will be assumed that the redemption is first of shares until such time as the CDSC is no longer applicable or shares acquired pursuant to reinvestment of dividends or distributions and then of shares held longest during the four-year period. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase. A transfer of shares from a shareholder's account to another account will be assumed to be made in the same order as a redemption.

     To provide an example, assume an investor purchased 100 shares at $10 per share (at a cost of $1,000) and in the third year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares through dividend reinvestment. If at such time the investor makes his or her first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to a CDSC because of dividend reinvestment. With respect to the remaining 40 shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 2.0% (the applicable rate in the third year after purchase). The CDSC is waived on redemptions of shares following the death or disability (as defined in the Code) of a shareholder.


     In the event that Class B shares are exchanged by certain retirement plans for Class A shares in connection with a transfer to the Merrill Lynch Mutual Fund Adviser ("MFA") program, the time period that such Class A shares are held in the MFA program will be included in determining the holding period of Class B shares reacquired upon termination of participation in the MFA program (see "Shareholder Services -- Exchange Privilege").



     The Class B CDSC is waived on redemptions of shares following the death or disability (as defined in the Code) of a shareholder. Additional information concerning the waiver of the Class B CDSC is set forth in the Statement of Additional Information.


     The Class B CDSC also is waived on redemptions of shares by certain eligible 401(a) and eligible 401(k) plans and in connection with certain group plans placing orders through the Merrill Lynch Blueprint(SM) Program. The Class B CDSC is also waived for any Class B shares which are purchased by an eligible 401(a) plan which are rolled over into a Merrill Lynch or Merrill Lynch Trust Company custodied IRA and held in such account at the time of redemption. The Class B CDSC also is waived for any Class B shares which are purchased by a Merrill Lynch rollover IRA that was funded by a rollover from a terminated 401(k) plan managed by the MLAM Private Portfolio Group and held in such account at the time of redemption. Additional information concerning the waiver of the Class B CDSC is set forth in the Statement of Additional Information.

     Contingent Deferred Sales Charges -- Class C Shares. Class C shares which are redeemed within one year after purchase may be subject to a 1.0% CDSC charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no Class C CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no Class C CDSC will be assessed on shares derived from reinvestment of dividends or capital gains distributions. For the year ended October 31, 1995, the Distributor received CDSCs of $3,929 with respect to redemptions of Class C shares, all of which were paid to Merrill Lynch.


     In determining whether a Class C CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. Therefore, it will be assumed that the redemption is first of shares held for over one year or shares acquired pursuant to reinvestment of dividends or distributions and then of shares held longest during the one-year period. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase. A transfer of shares from a shareholder's account to another account will be assumed to be made in the same order as a redemption.

     Conversion of Class B Shares to Class D Shares. After approximately eight years (the "Conversion Period"), Class B shares will be converted automatically into Class D shares of the Fund. Class D shares are subject to an ongoing account maintenance fee of 0.25% of net assets but are not subject to the distribution fee that is borne by Class B shares. Automatic conversion of Class B shares into Class D shares will occur at least once each month (on the "Conversion Date") on the basis of the relative net asset values of the shares of the two classes on the Conversion Date, without the imposition of any sales load, fee or other charge. Conversion of Class B shares to Class D shares will not be deemed a purchase or sale of the shares for Federal income tax purposes.

     In addition, shares purchased through reinvestment of dividends on Class B shares also will convert automatically to Class D shares. The Conversion Date for dividend reinvestment shares will be calculated taking into account the length of time the shares underlying such dividend reinvestment shares were outstanding. If at a Conversion Date the conversion of Class B shares to Class D shares of the Fund in a single account will result in less than $50 worth of Class B shares being left in the account, all of the Class B shares of the Fund held in the account on the Conversion Date will be converted to Class D shares of the Fund.

     Share certificates for Class B shares of the Fund to be converted must be delivered to the Transfer Agent at least one week prior to the Conversion Date applicable to those shares. In the event such certificates are not received by the Transfer Agent at least one week prior to the Conversion Date, the related Class B shares will convert to Class D shares on the next scheduled Conversion Date after such certificates are delivered.

     In general, Class B shares of equity MLAM-advised mutual funds will convert approximately eight years after initial purchase, and Class B shares of taxable and tax-exempt fixed income MLAM-advised mutual funds will convert approximately ten years after initial purchase. If, during the Conversion Period, a shareholder exchanges Class B shares with an eight-year Conversion Period for Class B shares with a ten-year Conversion Period, or vice versa, the Conversion Period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.

     The Conversion Period is modified for shareholders who purchased Class B shares through certain retirement plans which qualified for a waiver of the CDSC normally imposed on purchases of Class B shares

("Class B Retirement Plans"). When the first share of any MLAM-advised mutual fund purchased by a Class B Retirement Plan has been held for ten years (i.e., ten years from the date the relationship between MLAM-advised mutual funds and the Class B Retirement Plan was established), all Class B shares of all MLAM-advised mutual funds held in that Class B Retirement Plan will be converted into Class D shares of the appropriate funds. Subsequent to such conversion, that Class B Retirement Plan will be sold Class D shares of the appropriate funds at net asset value.

DISTRIBUTION PLANS

     The Fund has adopted separate distribution plans for Class B, Class C and Class D shares pursuant to Rule 12b-1 under the Investment Company Act (each a "Distribution Plan") with respect to the account maintenance and/or distribution fees paid by the Fund to the Distributor with respect to such classes. The Class B and Class C Distribution Plans provide for the payment of account maintenance fees and distribution fees, and the Class D Distribution Plan provides for the payment of account maintenance fees.

     The Distribution Plans for Class B, Class C and Class D shares each provide that the Fund pays the Distributor an account maintenance fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate of 0.25% of the average daily net assets of the Fund attributable to shares of the relevant class in order to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) in connection with account maintenance activities.

     The Distribution Plans for Class B and Class C shares each provide that the Fund also pays the Distributor a distribution fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate of 0.75% of the average daily net assets of the Fund attributable to the shares of the relevant class in order to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) for providing shareholder and distribution services, and bearing certain distribution-related expenses of the Fund, including payments to financial consultants for selling Class B and Class C shares of the Fund. The Distribution Plans relating to Class B and Class C shares are designed to permit an investor to purchase Class B and Class C shares through dealers without the assessment of an initial sales charge and at the same time permit the dealer to compensate its financial consultants in connection with the sale of the Class B and Class C shares. In this regard, the purpose and function of the ongoing distribution fees and the CDSC are the same as those of the initial sales charge with respect to the Class A and Class D shares of the Fund in that the deferred sales charges provide for the financing of the distribution of the Fund's Class B and Class C shares.


     For the fiscal year ended October 31, 1995, the Fund paid the Distributor $220,340 for the account maintenance fees and $661,018 for the distribution fees pursuant to the Class B Distribution Plan. For the fiscal year ended October 31, 1995, the Fund paid the Distributor account maintenance fees of $13,618 and distribution fees of $40,855 under the Class C Distribution Plan. For the fiscal year ended October 31, 1995, the Fund paid the Distributor account maintenance fees of $8,311 under the Class D Distribution Plan. At January 31, 1996, the net assets of the Fund subject to the Class B Distribution Plan aggregated approximately $47.1 million. At this asset level, the annual fee payable pursuant to the Class B Distribution Plan would aggregate $471,091. At January 31, 1996, the net assets of the Fund subject to the Class C Distribution Plan aggregated approximately $3.4 million. At this asset level, the annual fee payable pursuant to the Class C Distribution Plan would aggregate $34,041. At January 31, 1996, the net assets of the Fund subject to the Class D Distribution Plan aggregated approximately $3.0 million. At this asset level, the annual fee payable pursuant to the Class D Distribution Plan would aggregate $7,506.

     The payments under the Distribution Plans are based on a percentage of average daily net assets attributable to the shares regardless of the amount of expenses incurred and, accordingly, distribution-related revenues from the Distribution Plans may be more or less than distribution-related expenses. Information with respect to the distribution-related revenues and expenses is presented to the Directors for their consideration in connection with their deliberations as to the continuance of the Class B and Class C Distribution Plans. This information is presented annually as of December 31 of each year on a "fully allocated accrual" basis and quarterly on a "direct expense and revenue/cash" basis. On the fully allocated accrual basis, revenues consist of the account maintenance fees, distribution fees, the CDSCs and certain other related revenues, and expenses consist of financial consultant compensation, branch office and regional operation center selling and transaction processing expenses, advertising, sales promotion and marketing expenses, corporate overhead and interest expense. On the direct expense and revenue/cash basis, revenues consist of the account maintenance fees, distribution fees and CDSCs and the expenses consist of financial consultant compensation. As of December 31, 1994, the last date at which fully allocated data is available, the fully allocated accrual expenses incurred by the Distributor and Merrill Lynch exceeded fully allocated accrual revenues for such period by approximately $460,000 (0.57% of Class B net assets at that date). As of October 31, 1995 direct cash revenues for the period since the commencement of operations exceeded direct cash expenses by $2,160,740 (3.68% of Class B net assets at that date). As of October 31, 1995, for Class C shares, direct cash revenues for the period since the commencement of operations exceeded direct cash expenses by $23,145 (0.50% of Class C net assets at that date).


     The Fund has no obligation with respect to distribution and/or account maintenance-related expenses incurred by the Distributor and Merrill Lynch in connection with the Class B, Class C and Class D shares, and there is no assurance that the Directors of the Fund will approve the continuance of the Distribution Plans from year to year. However, the Distributor intends to seek annual continuation of the Distribution Plans. In their review of the Distribution Plans, the Directors will be asked to take into consideration expenses incurred in connection with the account maintenance and/or distribution of each class of shares separately. The initial sales charges, the account maintenance fee, the distribution fee and/or the CDSCs received with respect to one class will not be used to subsidize the sale of shares of another class. Payments of the distribution fee on Class B shares will terminate upon conversion of those Class B shares into Class D shares as set forth under "Deferred Sales Charge Alternatives -- Class B and Class C Shares -- Conversion of Class B Shares to Class D Shares".


LIMITATIONS ON THE PAYMENT OF DEFERRED SALES CHARGES



     The maximum sales charge rule in the Rules of Fair Practice of the NASD imposes a limitation on certain asset-based sales charges such as the distribution fee and the CDSC borne by the Class B and Class C shares but not the account maintenance fee. The maximum sales charge rule is applied separately to each class. As applicable to the Fund, the maximum sales charge rule limits the aggregate of distribution fee payments and CDSCs payable by the Fund to (1) 6.25% of eligible gross sales of Class B shares and Class C shares, computed separately (defined to exclude shares issued pursuant to dividend reinvestments and exchanges) plus (2) interest on the unpaid balance for the respective class, computed separately, at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee and the CDSC). In connection with the Class B shares, the Distributor has voluntarily agreed to waive interest charges on the unpaid balance in excess of 0.50% of eligible gross sales. Consequently, the maximum amount payable to the Distributor (referred to as the "voluntary maximum") in connection with the Class B shares is 6.75% of eligible gross sales. The Distributor retains the right to stop waiving the interest charges at any time. To the extent payments would exceed the voluntary maximum, the Fund will not make further payments of the distribution fee with respect to Class B shares, and any CDSCs will be paid to the Fund rather than to the Distributor; however, the Fund will continue to make payments of the account maintenance fee. In certain circumstances the amount payable pursuant to the voluntary maximum may exceed the amount payable under the NASD formula. In such circumstances payments in excess of the amount payable under the NASD formula will not be made.


                              REDEMPTION OF SHARES

     The Fund is required to redeem for cash all shares of the Fund on receipt of a written request in proper form. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption. Except for any CDSC which may be applicable, there will be no charge for redemption if the redemption request is sent directly to the Transfer Agent. Shareholders liquidating their holdings will receive on redemption all dividends declared through the date of redemption. The value of shares at the time of redemption may be more or less than the shareholder's cost, depending on the market value of the securities held by the Fund at such time.

REDEMPTION


     A shareholder wishing to redeem shares may do so by tendering the shares directly to the Fund's Transfer Agent, Merrill Lynch Financial Data Services, Inc., P.O. Box 45289, Jacksonville, Florida 32232-5289. Redemption requests delivered other than by mail should be delivered to Merrill Lynch Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. Proper notice of redemption in the case of shares deposited with the Transfer Agent may be accomplished by a written letter requesting redemption. Proper notice of redemption in the case of shares for which certificates have been issued may be accomplished by a written letter as noted above accompanied by certificates for the shares to be redeemed. The notice in either event requires the signature(s) of all persons in whose name(s) the shares are registered, signed exactly as such name(s) appear(s) on the Transfer Agent's register or on the certificate, as the case may be. The signature(s) on the redemption request must be guaranteed by an "eligible guarantor institution" as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, the existence and validity of which may be verified by the Transfer Agent through the use of industry publications. Notarized signatures are not sufficient. In certain instances, the Transfer Agent may require additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority. For shareholders redeeming directly with the Transfer Agent, payments will be mailed within seven days of receipt of a proper notice of redemption (except as provided below).


     At various times, the Fund may be requested to redeem shares for which it has not yet received good payment. The Fund may delay or cause to be delayed the mailing of a redemption check until such time as it has assured itself that good payment (e.g., cash, Federal funds or certified check drawn on a United States bank) has been collected for the purchase of such shares. Normally, this delay will not exceed 10 days.

REPURCHASE


     The Fund also will repurchase shares through a shareholder's listed securities dealer. The Fund will normally accept orders to repurchase shares by wire or telephone from dealers for their customers at the net asset value next computed after receipt of the order by the dealer, provided that the request for repurchase is received by the dealer prior to the regular close of business on the New York Stock Exchange (generally, 4:00 P.M., New York time) on the day received and is received by the Fund from such dealer not later than 30 minutes after the close of business on the New York Stock Exchange on the same day. Dealers have the responsibility of submitting such repurchase requests to the Fund not later than 30 minutes after the close of business on the New York Stock Exchange in order to obtain that day's closing price.


     These repurchase arrangements are for the convenience of shareholders and do not involve a charge by the Fund (other than any applicable CDSC). However, securities firms which do not have selected dealer agreements with the Distributor may impose a charge on the shareholder for transmitting the notice of repurchase to the Fund. Merrill Lynch may charge its customers a processing fee (presently $4.85) to confirm a repurchase of shares. Redemptions directly through the Fund's Transfer Agent are not subject to the processing fee. The Fund reserves the right to reject any order for repurchase, which right of rejection might affect adversely shareholders seeking redemption through the repurchase procedure. However, a shareholder whose order for repurchase is rejected by the Fund may redeem shares as set forth above.

REINSTATEMENT PRIVILEGE -- CLASS A AND CLASS D SHARES


     Shareholders who have redeemed their Class A or Class D shares have a one-time privilege to reinstate their accounts by purchasing Class A or Class D shares, as the case may be, of the Fund at net asset value without a sales charge up to the dollar amount redeemed. The reinstatement privilege may be exercised by sending a notice of exercise along with a check for the amount to be reinstated to the Transfer Agent without 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. The reinstatement will be made at the net asset value per share next determined after the notice of reinstatement is received and cannot exceed the amount of the redemption proceeds. The reinstatement privilege is a one-time privilege and may be exercised by the Class A or Class D shareholder only the first time such shareholder makes a redemption.


                              SHAREHOLDER SERVICES

     The Fund offers a number of shareholder services described below which are designed to facilitate investment in shares of the Fund. Certain of such services are not available to investors who place orders for the Fund through the Merrill Lynch BlueprintSM Program. Full details as to each of such services and instructions as to how to participate in the various plans and services, or to change options with respect thereto, can be obtained from the Fund by calling the telephone number on the cover page hereof or from the Distributor or Merrill Lynch. Included in such services are the following:


     Investment Account. Each shareholder whose account (an "Investment Account") is maintained at the Transfer Agent has an Investment Account and will receive statements, at least quarterly, from the Transfer Agent. These quarterly statements will serve as transaction confirmations for automatic investment purchases and the reinvestment of ordinary income dividends and long-term capital gain distributions. These statements will also show any other activity in the account since the preceding statement. Shareholders will receive separate transaction confirmations for each purchase or sale transaction other than automatic investment purchases and the reinvestment of ordinary income dividends and long-term capital gains distributions. Shareholders may make additions to their Investment Accounts at any time by mailing a check directly to the Transfer Agent. Shareholders may also maintain their accounts through Merrill Lynch. Upon the transfer of shares out of a Merrill Lynch brokerage account, an Investment Account in the transferring shareholder's name may be opened automatically at the Transfer Agent. Shareholders considering transferring their Class A or Class D shares from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the Class A or Class D shares are to be transferred will not take delivery of shares of the

Fund, a shareholder either must redeem the Class A or Class D shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm or such shareholder must continue to maintain an Investment Account at the Transfer Agent for those Class A or Class D shares. Shareholders interested in transferring their Class B or Class C shares from Merrill Lynch and who do not wish to have an Investment Account maintained for such shares at the Transfer Agent may request their new brokerage firm to maintain such shares in an account registered in the name of the brokerage firm for the benefit of the shareholder at the Transfer Agent. Shareholders considering transferring a tax-deferred retirement account such as an individual retirement account from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the retirement account is to be transferred will not take delivery of shares of the Fund, a shareholder either must redeem the shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm, or such shareholder must continue to maintain a retirement account at Merrill Lynch for those shares.
[/R]

     Exchange Privilege. Shareholders of each class of shares of the Fund each have an exchange privilege with certain other MLAM-advised mutual funds. There is currently no limitation on the number of times a shareholder may exercise the exchange privilege. The exchange privilege may be modified or terminated in accordance with the rules of the Commission.

     Under the Merrill Lynch Select Pricing(SM) System, Class A shareholders may exchange Class A shares of the Fund for Class A shares of a second MLAM-advised mutual fund if the shareholder holds any Class A shares of the second fund in his account in which the exchange is made at the time of the exchange or is otherwise eligible to purchase Class A shares of the second fund. If the Class A shareholder wants to exchange Class A shares for shares of a second MLAM-advised mutual fund, and the shareholder does not hold Class A shares of the second fund in his account at the time of the exchange and is not otherwise eligible to acquire Class A shares of the second fund, the shareholder will receive Class D shares of the second fund as a result of the exchange. Class D shares also may be exchanged for Class A shares of a second MLAM-advised mutual fund at any time as long as, at the time of the exchange, the shareholder holds Class A shares of the second fund in the account in which the exchange is made or is otherwise eligible to purchase Class A shares of the second fund.

     Exchanges of Class A and Class D shares are made on the basis of the relative net asset values per Class A or Class D share, respectively, plus an amount equal to the difference, if any, between the sales charge previously paid on the Class A or Class D shares being exchanged and the sales charge payable at the time of the exchange on the shares being acquired.

     Class B, Class C and Class D shares are exchangeable with shares of the same class of other MLAM-advised mutual funds.

     Shares of the Fund which are subject to a CDSC are exchangeable on the basis of relative net asset value per share without the payment of any CDSC that might otherwise be due upon redemption of the shares of the Fund. For purposes of computing the CDSC that may be payable upon a disposition of the shares acquired in the exchange, the holding period for the previously owned shares of the Fund is "tacked" to the holding period of the newly acquired shares of the other Fund.

     Class A, Class B, Class C and Class D shares also are exchangeable for shares of certain MLAM-advised money market funds specifically designated as available for exchange by holders of Class A, Class B, Class C or Class D shares. The period of time that Class A, Class B, Class C or Class D shares are held in a money market fund, however, will not count toward satisfaction of the holding period requirement for reduction of any CDSC imposed on such shares, if any, and, with respect to Class B shares, toward satisfaction of the Conversion Period.

     Class B shareholders of the Fund exercising the exchange privilege will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the new Class B shares. In addition, Class B shares of the Fund acquired through use of the exchange privilege will be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares of the MLAM-advised mutual fund from which the exchange has been made.

     Exercise of the exchange privilege is treated as a sale for Federal income tax purposes. For further information, see "Shareholder Services -- Exchange Privilege" in the Statement of Additional Information.


     The Fund's exchange privilege is modified with respect to purchases of Class A and Class D shares by non-retirement plan investors under the MFA program. First, the initial allocation of assets is made under the MFA program. Then, any subsequent exchange under the MFA program of Class A or Class D shares of a MLAM-advised mutual fund for Class A or Class D shares of the Fund will be made solely on the basis of the relative net asset values of the shares being exchanged. Therefore, there will not be a charge for any difference between the sales charge previously paid on the shares of the other MLAM-advised mutual fund and the sales charge payable on the shares of the Fund being acquired in the exchange under the MFA program.


     Automatic Reinvestment of Dividends and Capital Gains Distributions. All dividends and capital gains distributions are reinvested automatically in full and fractional shares of the Fund, without a sales charge, at the net asset value per share next determined on the ex-dividend date of such dividend or distribution. A shareholder may at any time, by written notification or by telephone (1-800-MER-FUND) to the Transfer Agent, elect to have subsequent dividends or capital gains distributions, or both, paid in cash, rather than reinvested, in which event payment will be mailed on or about the payment date. Cash payments also can be directly deposited to the shareholder's bank account. No CDSC will be imposed upon redemption of shares issued as a result of the automatic reinvestment of dividends or capital gains distributions.


     Systematic Withdrawal Plans. A Class A or Class D shareholder may elect to receive systematic withdrawal payments from his Investment Account through automatic payment by check or through automatic payment by direct deposit to his bank account on either a monthly or quarterly basis. Alternatively, Class A shareholder whose shares are held within a CMA(R), CBA(R) or Retirement Account may elect to have shares redeemed on a monthly, bimonthly, quarterly, semiannual or annual basis through the Systematic Redemption Program, subject to certain conditions.


     Automatic Investment Plans. Regular additions of shares may be made to an investor's Investment Account by pre-arranged charges of $50 or more to his regular bank account. Investors who maintain CMA(R) accounts may arrange to have periodic investments made in the Fund in their CMA(R) account or in certain related accounts in amounts of $100 or more through the CMA(R) Automated Investment Program.

                                     TAXES

     The Fund intends to continue to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Internal Revenue Code of 1986, as amended (the "Code"). If it so qualifies, the Fund (but not its shareholders) will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains which it distributes to Class A, Class B, Class C and Class D shareholders (together, the "shareholders"). The Fund intends to distribute substantially all of such income.

     Dividends paid by the Fund from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereafter as "ordinary income dividends") are taxable to shareholders as ordinary income. Distributions made from an excess of net long-term capital gains over net short-term capital losses (including gains or losses from certain transactions in futures and options) ("capital gain dividends") are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has owned Fund shares. Any loss upon the sale or exchange of Fund shares held for six months or less, however, will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset).


     Dividends are taxable to shareholders even though they are reinvested in additional shares of the Fund. Not later than 60 days after the close of its taxable year, the Fund will provide its shareholders with a written notice designating the amounts of any ordinary income dividends or capital gain dividends. A portion of the Fund's ordinary income dividends may be eligible for the dividends received deduction allowed to corporations under the Code, if certain requirements are met. If the Fund pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.


     Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the U.S. withholding tax.


     Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Shareholders may be able to claim U.S. foreign tax credits with respect to such taxes, subject to certain conditions and limitations contained in the Code. For example, certain retirement accounts cannot claim foreign tax credits on investments in foreign securities held in the Fund. If more than 50% in value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible, and intends, to file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to include their proportionate shares of such withholding taxes in their U.S. income tax returns as gross income, treat such proportionate shares as taxes paid by them, and deduct such proportionate shares in computing their taxable incomes or, alternatively, use them as foreign tax credits against their U.S. income taxes. No deductions for foreign taxes, however, may be claimed by noncorporate shareholders who do not itemize deductions. A shareholder that is a nonresident alien individual or a foreign corporation may be subject to U.S. withholding tax on the income resulting from the Fund's election described in this paragraph but may not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such shareholder. The Fund will report annually to its shareholders the amount per share of such withholding taxes.

     Under certain provisions of the Code, some shareholders may be subject to a 31% withholding tax on ordinary income dividends, capital gain dividends, and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.


     Under Code Section 988, foreign currency gains or losses from certain debt instruments, certain forward contracts, from futures contracts that are not "regulated futures contracts" and from unlisted options will generally be treated as ordinary income or loss. Such Code Section 988 gains or losses will generally increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary income dividend distributions, and all or a portion of distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing the basis of each shareholder's Fund shares and resulting in a capital gain for any shareholder who received a distribution greater than the shareholder's tax basis in Fund shares (assuming the shares were held as a capital asset).


     No gain or loss will be recognized by Class B shareholders on the conversion of their Class B shares into Class D shares. A shareholder's basis in the Class D shares acquired will be the same as such shareholder's basis in the Class B shares converted, and the holding period of the acquired Class D shares will include the holding period for the converted Class B shares.

     If a shareholder exercises an exchange privilege within 90 days of acquiring the shares, then the loss the shareholder can recognize on the exchange will be reduced (or the gain increased) to the extent any sales charge paid to the Fund on the exchanged shares reduces any sales charge the shareholder would have owed upon the purchase of the new shares in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new shares.

     A loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.


     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.


     Ordinary income and capital gain dividends may also be subject to state and local taxes.

     Certain states exempt from state income taxation dividends paid by RICs which are derived from interest on U.S. Government obligations. State law varies as to whether dividend income attributable to U.S. Government obligations is exempt from state income tax.

     Shareholders are urged to consult their tax advisers regarding specific questions as to Federal, foreign, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Fund.

                                PERFORMANCE DATA

     From time to time the Fund may include its average annual total return for various specified time periods in advertisements or information furnished to present or prospective shareholders. Average annual total return is computed separately for Class A, Class B, Class C and Class D shares in accordance with formulas specified by the Commission.

     Average annual total return quotations for the specified periods will be computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return will be computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses, including any CDSC that would be applicable to a complete redemption of the investment at the end of the specified period such as in the case of Class B and Class C shares and the maximum sales charge in the case of Class A and Class D shares. Dividends paid by the Fund with respect to all shares, to the extent any dividends are paid, will be calculated in the same manner at the same time on the same day and will be in the same amount, except that account maintenance and distribution charges and any incremental transfer agency costs relating to each class of shares will be borne exclusively by that class. The Fund will include performance data for all classes of shares of the Fund in any advertisement or information including performance data of the Fund.


     The Fund also may quote total return and aggregate total return performance data for various specified time periods. Such data will be calculated substantially as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or aggregate rates of return and (2) the maximum applicable sales charges will not be included with respect to annual or annualized rates of return calculations. Aside from the impact on the performance data calculations of including or excluding the maximum applicable sales charges, actual annual or annualized total return data generally will be lower than average annual total return data since the average annual rates of return reflect compounding; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over a longer period of time. In advertisements distributed to investors whose purchases are subject to reduced sales charges in the case of Class A and Class D shares or waiver of the CDSC in the case of Class B or Class C shares (such as investors in certain retirement plans), the performance data may take into account the reduced, and not the maximum, sales charge or may not take into account the CDSC and therefore may reflect greater total return since, due to the reduced sales charges or waiver of the CDSC, a lower amount of expenses is deducted. See "Purchase of Shares". The Fund's total return may be expressed either as a percentage or as a dollar amount in order to illustrate such total return on a hypothetical $1,000 investment in the Fund at the beginning of each specified period.


     Total return figures are based on the Fund's historical performance and are not intended to indicate future performance. The Fund's total return will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and the amount of realized and unrealized net capital gains or losses during the period. The value of an investment in the Fund will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

     On occasion, the Fund may compare its performance to that of the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average or performance data published by Lipper Analytical Services, Inc. and Morningstar Publications, Inc. ("Morningstar"). From time to time, the Fund may include the Fund's Morningstar risk-adjusted performance ratings in advertisements or supplemental sales literature. As with other performance data, performance comparisons should not be considered indicative of the Fund's relative performance for any future period.

                             ADDITIONAL INFORMATION

DIVIDENDS AND DISTRIBUTIONS


     It is the Fund's intention to distribute all its net investment income. Dividends from such net investment income are paid quarterly. All net realized long- or short-term capital gains, if any, are distributed to the Fund's shareholders at least annually. From time to time, the Fund may declare a special distribution at or about the end of the calendar year in order to comply with a Federal income tax requirement that certain percentages of its ordinary income and capital gains be distributed during the calendar year. Certain gains or losses attributable to foreign currency gains or losses from certain forward contracts may increase or decrease the amount of the Fund's income available for distribution to shareholders. If such losses exceed other income during a taxable year, (a) the Fund would not be able to make any ordinary income dividend distributions, and (b) distributions made before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as an ordinary income dividend, reducing each shareholder's tax basis in the Fund shares for Federal income tax purposes. See "Taxes". If in any fiscal year, the Fund has net income from certain foreign currency transactions, such income will be distributed annually. Dividends may be reinvested automatically in shares of the Fund at net asset value. Shareholders may elect in writing to receive any such dividends or distributions, or both, in cash. Dividends and distributions are taxable to shareholders as discussed under "Taxes" whether they are reinvested in shares of the Fund or received in cash.


     The per share dividends and distributions on each class of shares will be reduced as a result of any account maintenance, distribution and transfer agency fees applicable with respect to such class of shares. See "Additional Information -- Determination of Net Asset Value".

DETERMINATION OF NET ASSET VALUE


     The net asset value of shares of all classes of the Fund is determined by the Manager once daily, 15 minutes after the close of business on the New York Stock Exchange (generally, 4:00 P.M. New York time), on each day during which the New York Stock Exchange is open for trading. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation. The net asset value per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time, rounded to the nearest cent. Expenses, including the fees payable to the Manager and the Distributor, are accrued daily.


     The per share net asset value of Class A shares generally will be higher than the per share net asset value of shares of other classes, reflecting the daily expense accruals of the account maintenance, distribution and higher transfer agency fees applicable with respect to the Class B and Class C shares and the daily expense accruals of the account maintenance fees applicable with respect to Class D shares; moreover, the per share net asset value of Class D shares generally will be higher than the per share net asset value of Class B and Class C shares, reflecting the daily expense accruals of the distribution and higher transfer agency fees applicable with respect to Class B and Class C shares. It is expected, however, that the per share net asset value of the four classes will tend to converge (although not necessarily meet) immediately after the payment of dividends or distributions, which will differ by approximately the amount of the expense accrual differential between the classes.


     Portfolio securities that are traded on stock exchanges are valued at the last sale price (regular way) on the exchange on which such securities are traded as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Directors as the primary market. Securities traded in the over-the-counter market are valued at the last available bid price in the over-the-counter market prior to the time of valuation. Securities traded on a stock exchange and the over-the-counter market will be valued according to the broadest and most representative market. The amount of the premium received by the Fund when it writes a call option will be recorded on the Fund's books as an asset and equivalent liability. The amount of the liability shall be subsequently valued to reflect the current market value of the option written, based upon the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased by the Fund shall be valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Other investments, including futures contracts and related options, shall be stated at market value.


     Where there is no market quotation on securities or options, fair market value will be determined in good faith by or under the direction of the Fund's Directors. Such valuations and procedures will be reviewed periodically by the Directors.

ORGANIZATION OF THE FUND


     The Fund was incorporated under Maryland law on October 22, 1987. It has an authorized capital of 400,000,000 shares of Common Stock, par value $0.10 per share, divided into four classes, designated Class A, Class B, Class C and Class D Common Stock, each of which consists of 100,000,000 shares. Shares of Class A, Class B, Class C and Class D Common Stock represent an interest in the same assets of the Fund and are identical in all respects except that Class B, Class C and Class D shares bear certain expenses related to the account maintenance associated with such shares, and Class B and Class C shares bear certain expenses, related to distribution of such shares. Each class has exclusive voting rights with respect to matters relating to account maintenance and distribution expenditures, as applicable. See "Purchase of Shares". The Directors of the Fund may classify and reclassify the shares of the Fund into additional classes of Common Stock at a future date.


     Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held and will vote on the election of Directors and any other matter submitted to a shareholder vote. The Fund does not intend to hold meetings of shareholders in any year in which the Investment Company Act of 1940 does not require shareholders to act upon any of the following matters: (i) election of Directors; (ii) approval of an investment advisory agreement; (iii) approval of a distribution agreement; and (iv) ratification of selection of independent accountants. Also, the by-laws of the Fund require that a special meeting of shareholders be held upon the written request of at least 10% of the outstanding shares of the Fund entitled to vote at such meeting. Voting rights for Directors are not cumulative. Shares issued are fully paid and non-assessable and have no preemptive rights. Shares have the conversion rights described in this Prospectus. Each share of Common Stock is entitled to participate equally in dividends and distributions declared by the Fund and in the net assets of the Fund upon liquidation or dissolution after satisfaction of outstanding liabilities except, as noted above, the Class B, Class C and Class D shares bear certain additional expenses.

SHAREHOLDER REPORTS

     Only one copy of each shareholder report and certain shareholder communications will be mailed to each identified shareholder regardless of the number of accounts such shareholder has. If a shareholder wishes to receive separate copies of each report and communication for each of the shareholder's related accounts the shareholder should notify in writing:


                  MERRILL LYNCH FINANCIAL DATA SERVICES, INC.


                         P.O. BOX 45289

                         JACKSONVILLE, FLORIDA 32232-5289


     The written notification should include the shareholder's name, address, tax identification number and Merrill Lynch, Pierce, Fenner & Smith Incorporated and/or mutual fund account numbers. If you have any questions regarding this please call your Merrill Lynch financial consultant or Merrill Lynch Financial Data Services, Inc. at 800-637-3863.


SHAREHOLDER INQUIRIES

     Shareholder inquiries may be addressed to the Fund at the address or telephone number set forth on the cover page of this Prospectus.

   MERRILL LYNCH GLOBAL CONVERTIBLE FUND, INC. -- AUTHORIZATION FORM (PART 1)
--------------------------------------------------------------------------------
NOTE: THIS FORM MAY NOT BE USED FOR PURCHASES THROUGH THE MERRILL LYNCH
      BLUEPRINT(SM) PROGRAM. YOU MAY REQUEST A MERRILL LYNCH BLUEPRINT(SM) PROGRAM APPLICATION BY CALLING TOLL FREE (800) 637-3766.
--------------------------------------------------------------------------------
1. SHARE PURCHASE APPLICATION

   I, being of legal age, wish to purchase: (choose one)

  / / Class A shares  / / Class B shares  / / Class C shares  / / Class D shares of Merrill Lynch Global Convertible Fund, Inc. and establish an Investment Account as described in the Prospectus. In the event that I am not eligible to purchase Class A shares, I understand that Class D shares will be purchased.

   Basis for establishing an Investment Account:


      A. I enclose a check for $.......... payable to Merrill Lynch Financial
   Data Services, Inc., as an initial investment (minimum $1,000). I understand that this purchase will be executed at the applicable offering price next to be determined after this Application is received by you.


      B. I already own shares of the following Merrill Lynch mutual funds that would qualify for the right of accumulation as outlined in the Statement of Additional Information: (Please list all funds. Use a separate sheet of paper if necessary.)

   1. .................................   4. .................................

   2. .................................   5. .................................

   3. .................................   6. .................................

Name............................................................................
     First Name                    Initial                   Last Name

Name of Co-Owner (if any).......................................................
                         First Name           Initial           Last Name

Address.........................................................................
                                            (Zip Code)

Occupation .............................................

Name and Address of Employer............................

 ........................................................

 ........................................................

 ........................................................
                 Signature of Owner

 ........................................................
          Signature of Co-Owner (if any)

(In the case of co-owner, a joint tenancy with right of survivorship will be presumed unless otherwise specified.)
--------------------------------------------------------------------------------
2. DIVIDEND AND CAPITAL GAIN DISTRIBUTION OPTIONS

Ordinary Income Dividends                      Long-Term Capital Gains
--------------------------------               ---------------------------------
SELECT  / /     Reinvest                       SELECT  / /     Reinvest
ONE:   / /      Cash                           ONE:   / /      Cash
--------------------------------               ---------------------------------

If no election is made, dividends and capital gains will be automatically reinvested at net asset value without a sales charge.

IF CASH, SPECIFY HOW YOU WOULD LIKE YOUR DISTRIBUTIONS PAID TO YOU:
/ / Check or / / Direct Deposit to bank account

IF DIRECT DEPOSIT TO BANK ACCOUNT IS SELECTED, PLEASE COMPLETE BELOW:

I hereby authorize payment of dividend and capital gain distributions by direct deposit to my bank account and, if necessary, debit entries and adjustments for any credit entries made to my account in accordance with the terms I have selected on the Merrill Lynch Global Convertible Fund, Inc. Authorization Form.

Specify type of account (check one): / / checking / / savings

Name on your Account............................................................

Bank Name.......................................................................

Bank Number ................................... Account Number..................

Bank Address....................................................................


I agree that this authorization will remain in effect until I provide written notification to Merrill Lynch Financial Data Services, Inc. amending or terminating this service.


Signature of Depositor..........................................................

Signature of Depositor ...................................... Date..............
(if joint account, both must sign)

NOTE: If direct deposit to bank account is selected, your blank, unsigned check marked "VOID" or a deposit slip from your savings account should accompany this application.

       MERRILL LYNCH GLOBAL CONVERTIBLE FUND, INC. -- AUTHORIZATION FORM
                            (PART 1) -- (CONTINUED)
--------------------------------------------------------------------------------

3. SOCIAL SECURITY NUMBER OR TAXPAYER IDENTIFICATION NUMBER

                           --------------------------
            Social Security Number or Taxpayer Identification Number

   Under penalty of perjury, I certify (1) that the number set forth above is my correct Social Security Number or Taxpayer Identification Number and (2) that I am not subject to backup withholding (as discussed in the Prospectus under "Taxes") either because I have not been notified that I am subject thereto as a result of a failure to report all interest or dividends, or the Internal Revenue Service ("IRS") has notified me that I am no longer subject thereto.

   INSTRUCTION: YOU MUST STRIKE OUT THE LANGUAGE IN (2) ABOVE IF YOU HAVE BEEN NOTIFIED THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING DUE TO UNDERREPORTING AND IF YOU HAVE NOT RECEIVED A NOTICE FROM THE IRS THAT BACKUP WITHHOLDING HAS BEEN TERMINATED. THE UNDERSIGNED AUTHORIZES THE FURNISHING OF THIS CERTIFICATION TO OTHER MERRILL LYNCH SPONSORED MUTUAL FUNDS.

 .............................................................
                      Signature of Owner

 .............................................................
                Signature of Co-Owner (if any)

--------------------------------------------------------------------------------

4. LETTER OF INTENTION -- CLASS A AND D SHARES ONLY (See terms and conditions in the Statement of Additional Information)

 ......................, 19 . . . .
     Date of initial purchase

Dear Sir/Madam:

   Although I am not obligated to do so, I intend to purchase shares of Merrill Lynch Global Convertible Fund, Inc. or any other investment company with an initial sales charge or deferred sales charge for which Merrill Lynch Funds Distributor, Inc. acts as distributor over the next 13 month period which will equal or exceed:

   / / $25,000    / / $50,000   / / $100,000   / / $250,000   / / $1,000,000

   Each purchase will be made at the then reduced offering price applicable to the amount checked above, as described in the Merrill Lynch Global Convertible Fund, Inc. Prospectus.

   I agree to the terms and conditions of this Letter of Intention. I hereby irrevocably constitute and appoint Merrill Lynch Funds Distributor, Inc., my attorney, with full power of substitution, to surrender for redemption any or all shares of Merrill Lynch Global Convertible Fund, Inc. held as security.

By:..............................................................
                       Signature of Owner

 ...............................................................
                      Signature of Co-Owner
         (If registered in joint parties, both must sign)

   In making purchases under this letter, the following are the related accounts on which reduced offering prices are to apply:

(1) Name ...................................................

Account Number ............................................

(2) Name....................................................

Account Number..............................................

--------------------------------------------------------------------------------

5. FOR DEALER ONLY

             Branch Office, Address, Stamp
--------------------------------------------------------




--------------------------------------------------------

This form when completed should be mailed to:

    Merrill Lynch Global Convertible Fund, Inc.

    c/o Merrill Lynch Financial Data Services, Inc.


    P.O. Box 45289

    Jacksonville, Florida 32232-5289

We hereby authorize Merrill Lynch Funds Distributor, Inc. to act as our agent in connection with transactions under this authorization form and agree to notify the Distributor of any purchases made under a Letter of Intention or Systematic Withdrawal Plan. We guarantee the shareholder's signature.

 ...............................................................
                      Dealer Name and Address

By ............................................................
                   Authorized Signature of Dealer


 /  /  /  /        /  /  /  /  /     ..........................
Branch-Code           F/C No.              F/C Last Name

 /  /  /  /       /  /  /  /  /  /
   Dealer's Customer Account No.

   MERRILL LYNCH GLOBAL CONVERTIBLE FUND, INC. -- AUTHORIZATION FORM (PART 2)

--------------------------------------------------------------------------------
NOTE: THIS FORM IS REQUIRED TO APPLY FOR THE SYSTEMATIC WITHDRAWAL OR AUTOMATIC INVESTMENT PLANS ONLY.
--------------------------------------------------------------------------------

1. ACCOUNT REGISTRATION
(PLEASE PRINT)

Name of Owner...................................................................
                First Name             Initial             Last Name

Name of Co-Owner (if any).......................................................
                            First Name        Initial        Last Name

Address.........................................................................

 ................................................................................
                                                                   (Zip Code)

------------------------------------

------------------------------------
         Social Security No.
   or Taxpayer Identification No.


Account Number......................
(if existing account)


--------------------------------------------------------------------------------
2. SYSTEMATIC WITHDRAWAL PLAN -- CLASS A AND D SHARES ONLY (See terms and conditions in the Statement of Additional Information)

   MINIMUM REQUIREMENTS: $10,000 for monthly disbursements, $5,000 for quarterly, of / / Class A or / / Class D shares in Merrill Lynch Global Convertible Fund, Inc. at cost or current offering price. Withdrawals to be made either (check one) / / Monthly on the 24th day of each month, or N Quarterly on the 24th day of March, June, September and December. If the 24th falls on a weekend or holiday, the next succeeding business day will be utilized. Begin systematic withdrawal on _____________ (month), or as soon as possible thereafter.

SPECIFY HOW YOU WOULD LIKE YOUR WITHDRAWAL PAID TO YOU (CHECK ONE):
/ / $_____ or / / _____% of the current value of / / Class A or / / Class D shares in the account.

SPECIFY WITHDRAWAL METHOD: / / check or / / direct deposit to bank account (check one and complete part (a) or (b) below):

DRAW CHECKS PAYABLE (CHECK ONE)

(a) I hereby authorize payment by check
    / / as indicated in Item 1.
    / / to the order of.........................................................

Mail to (check one)
    / / the address indicated in Item 1.
    / / Name (please print).....................................................

Address.........................................................................

       .........................................................................

Signature of Owner....................................... Date..................

Signature of Co-Owner (if any)..................................................

(b) I HEREBY AUTHORIZE PAYMENT BY DIRECT DEPOSIT TO MY BANK ACCOUNT AND, IF NECESSARY, DEBIT ENTRIES AND ADJUSTMENTS FOR ANY CREDIT ENTRIES MADE TO MY ACCOUNT. I AGREE THAT THIS AUTHORIZATION WILL REMAIN IN EFFECT UNTIL I PROVIDE WRITTEN NOTIFICATION TO FINANCIAL DATA SERVICES, INC. AMENDING OR TERMINATING THIS SERVICE.

Specify type of account (check one): / / checking / / savings

Name on your account............................................................

Bank Name.......................................................................

Bank Number........................... Account Number...........................

Bank Address....................................................................

            ....................................................................

Signature of Depositor................................... Date..................

Signature of Depositor..........................................................
(if joint account, both must sign)

NOTE: IF DIRECT DEPOSIT IS ELECTED, YOUR BLANK, UNSIGNED CHECK MARKED "VOID" OR A DEPOSIT SLIP FROM YOUR SAVINGS ACCOUNT SHALL ACCOMPANY THIS APPLICATION.

       MERRILL LYNCH GLOBAL CONVERTIBLE FUND, INC. -- AUTHORIZATION FORM
                            (PART 2) -- (CONTINUED)
--------------------------------------------------------------------------------

3. APPLICATION FOR AUTOMATIC INVESTMENT PLAN


   I hereby request that Merrill Lynch Financial Data Services, Inc. draw an automated clearing house ("ACH") debit on my checking account as described below each month to purchase: (choose one)

 / / Class A shares / / Class B shares / / Class C shares / / Class D shares of Merrill Lynch Global Convertible Fund, Inc., subject to the terms set forth below. In the event that I am not eligible to purchase Class A shares, I understand that Class D shares will be purchased.


                  MERRILL LYNCH FINANCIAL DATA SERVICES, INC.


You are hereby authorized to draw an ACH debit each month on my bank account for investment in Merrill Lynch Global Convertible Fund, Inc. as indicated below:

   Amount of each check or ACH debit $..........................................

   Account Number...............................................................

Please date and invest ACH debits on the 20th of each month beginning _____________ or as soon thereafter as possible.
   (month)


   I agree that you are preparing these ACH debits voluntarily at my request and that you shall not be liable for any loss arising from any delay in preparing or failure to prepare any such debit. If I change banks or desire to terminate or suspend this program, I agree to notify you promptly in writing. I hereby authorize you to take any action to correct erroneous ACH debits of my bank account or purchases of Fund shares including liquidating shares of the Fund and credit my bank account. I further agree that if a debit is not honored upon presentation, Merrill Lynch Financial Data Services, Inc. is authorized to discontinue immediately the Automatic Investment Plan and to liquidate sufficient shares held in my account to offset the purchase made with the dishonored debit.


 .................      .......................................
     Date                      Signature of Depositor

                     .......................................
                              Signature of Depositor
                         (If joint account, both must sign)

                   AUTHORIZATION TO HONOR ACH DEBITS DRAWN BY
                  MERRILL LYNCH FINANCIAL DATA SERVICES, INC.


To..........................................................................Bank
                               (Investor's Bank)

Bank Address....................................................................

City............................................ State .......... Zip ..........

   As a convenience to me, I hereby request and authorize you to pay and charge to my account ACH debits drawn on my account by and payable to Merrill Lynch Financial Data Services, Inc. I agree that your rights in respect to each such debit shall be the same as if it were a check drawn on you and signed personally by me. This authority is to remain in effect until revoked by me in writing. Until you receive such notice, you shall be fully protected in honoring any such debit. I further agree that if any such debit be dishonored, whether with or without cause and whether intentionally or inadvertently, you shall be under no liability.


 .................      .......................................
     Date                      Signature of Depositor

 .................      .......................................
 Bank Account                  Signature of Depositor
   Number                (If joint account, both must sign)

NOTE: IF AUTOMATIC INVESTMENT PLAN IS ELECTED, YOUR BLANK, UNSIGNED CHECK MARKED "VOID" SHOULD ACCOMPANY THIS APPLICATION.

                                    MANAGER

                         Merrill Lynch Asset Management
                            Administrative Offices:
                             800 Scudders Mill Road
                             Plainsboro, New Jersey
                                Mailing Address:
                                 P.O. Box 9011
                        Princeton, New Jersey 08543-9011

                                  DISTRIBUTOR

                     Merrill Lynch Funds Distributor, Inc.
                            Administrative Offices:
                             800 Scudders Mill Road
                             Plainsboro, New Jersey
                                Mailing Address:

                                 P.O. Box 9081


                        Princeton, New Jersey 08543-9081


                                   CUSTODIAN

                      State Street Bank and Trust Company
                                  P.O. Box 351
                          Boston, Massachusetts 02101

                                 TRANSFER AGENT


                  Merrill Lynch Financial Data Services, Inc.

                            Administrative Offices:

                           4800 Deer Lake Drive East

                        Jacksonville, Florida 32246-6484
                                Mailing Address:
                                 P.O. Box 45289
                        Jacksonville, Florida 32232-5289

                              INDEPENDENT AUDITORS

                             Deloitte & Touche LLP
                                117 Campus Drive
                        Princeton, New Jersey 08540-6400

                                    COUNSEL

                                  Brown & Wood
                             One World Trade Center
                         New York, New York 10048-0557

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, THE MANAGER OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                           -------------------------

               TABLE OF CONTENTS


                                            PAGE
                                            ----
Fee Table.................................    2
Merrill Lynch Select Pricing(SM) System...    3
Financial Highlights......................    7
Special Considerations....................    9
Investment Objective and Policies.........   10
  Convertible Securities..................   12
  Other Factors...........................   14
  Portfolio Strategies Involving Options
    and Futures...........................   15
  Other Investment Policies and
    Practices.............................   20
  Investment Restrictions.................   21
Management of the Fund....................   21
  Directors...............................   21
  Management and Advisory Arrangements....   22
  Code of Ethics..........................   23
  Transfer Agency Services................   23
Purchase of Shares........................   23
  Initial Sales Charge
    Alternatives -- Class A and Class D
    Shares................................   25
  Deferred Sales Charge Alternatives --
    Class B and Class C Shares............   27
  Distribution Plans......................   31
  Limitations on the Payment of Deferred
    Sales Charges.........................   32
Redemption of Shares......................   33
  Redemption..............................   33
  Repurchase..............................   33
  Reinstatement Privilege -- Class A and
    Class D Shares........................   34
Shareholder Services......................   34
Taxes.....................................   36
Performance Data..........................   39
Additional Information....................   40
  Dividends and Distributions.............   40
  Determination of Net Asset Value........   40
  Organization of the Fund................   41
  Shareholder Reports.....................   42
  Shareholder Inquiries...................   42
Authorization Form........................   43
                               Code # 10665-0296


             [MERRILL LYNCH LOGO]


          MERRILL LYNCH


          GLOBAL CONVERTIBLE


          FUND, INC.



          PROSPECTUS



          February 27, 1996



          Distributor:


          Merrill Lynch


          Funds Distributor, Inc.



          This prospectus should be


          retained for future reference.

STATEMENT OF ADDITIONAL INFORMATION

                  MERRILL LYNCH GLOBAL CONVERTIBLE FUND, INC.
   P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011 - PHONE NO. (609) 282-2800

     Merrill Lynch Global Convertible Fund, Inc. (the "Fund") is a mutual fund seeking to provide shareholders with high total return by investing primarily in an internationally diversified portfolio of convertible debt securities, convertible preferred stocks and "synthetic" convertible securities consisting of a combination of debt securities or preferred stock and warrants or options. The investment philosophy of the Fund is based on the belief that the characteristics of convertible securities make them appropriate investments for an investment company seeking a high total return from capital appreciation and investment income. There can be no assurance that the investment objective of the Fund will be realized.

     Pursuant to the Merrill Lynch Select Pricing(SM) System, the Fund offers four classes of shares each with a different combination of sales charges, ongoing fees and other features. The Merrill Lynch Select Pricing(SM) System permits an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances.

                           -------------------------


     This Statement of Additional Information of the Fund is not a prospectus and should be read in conjunction with the prospectus of the Fund, dated February 27, 1996 (the "Prospectus"), which has been filed with the Securities and Exchange Commission and can be obtained, without charge, by calling or by writing the Fund at the above telephone number or address. This Statement of Additional Information has been incorporated by reference into the Prospectus.


                           -------------------------

                   MERRILL LYNCH ASSET MANAGEMENT -- MANAGER
              MERRILL LYNCH FUNDS DISTRIBUTOR, INC. -- DISTRIBUTOR

                           -------------------------


   The date of this Statement of Additional Information is February 27, 1996.

                       INVESTMENT OBJECTIVE AND POLICIES

     The investment objective of the Fund is to seek high total return from a combination of capital appreciation and investment income. The Fund will seek to achieve its objective by investing primarily in an internationally diversified portfolio of convertible debt securities, convertible preferred stocks and "synthetic" convertible securities consisting of a combination of debt securities or preferred stock and warrants or options. Reference is made to "Investment Objective and Policies" in the Prospectus for a discussion of the investment objective and policies of the Fund.


     Generally, the Fund does not purchase securities for short-term trading profits. However, the Fund may dispose of securities without regard to the time they have been held when such action, for defensive or other reasons, appears advisable to the Manager. As a result of the investment policies described in the Prospectus, under certain market conditions the Fund's portfolio turnover may be higher than that of other investment companies; however, it is extremely difficult to predict portfolio turnover rates with any degree of accuracy. Higher portfolio turnover may contribute to higher transactional costs and negative tax consequences, such as an increase in capital gain dividends or in ordinary income dividends of accrued market discount, as well as greater difficulty meeting the requirement for qualification as a regulated investment company that less than 30% of its gross income be derived from the sale or other disposition of securities held for less than three months. See "Dividends, Distributions and Taxes." The portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of all securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year. For the years ended October 31, 1994 and 1995, the portfolio turnover rates were 38.04% and 101.12%, respectively. High portfolio turnover involves corresponding greater transaction costs in the form of dealer spending and brokerage commissions, which are borne directly by the Fund. Such turnover also has certain tax consequences for the Fund.


PORTFOLIO STRATEGIES INVOLVING OPTIONS AND FUTURES

     Reference is made to the discussion under the caption "Investment Objective and Policies -- Portfolio Strategies Involving Options and Futures" in the Prospectus for information with respect to various portfolio strategies involving options and futures. The Fund may seek to increase its return through the use of options on portfolio securities and to hedge its portfolio against movements in the equity markets, interest rates and exchange rates between currencies. This use of options and futures transactions is in addition to the Fund's ability to purchase call options and stock index call options as an element of synthetic convertible securities. The Fund has authority to write (i.e., sell) covered call options on its portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and financial futures, and related options on such futures. The Fund may also deal in forward foreign exchange transactions and foreign currency options and futures, and related options on such futures. Each of such portfolio strategies is described in the Prospectus. Although certain risks are involved in options and futures transactions (as discussed in the Prospectus and below), Merrill Lynch Asset Management, L.P. ("MLAM" or the "Manager") believes that, because the Fund will (i) write only covered call options on portfolio securities, (ii) in connection with the formation of synthetic convertible securities, purchase only call options or stock index call options as an element of synthetic convertibles, and (iii) engage in other options and futures transactions only for hedging purposes, the options and futures portfolio strategies of the Fund will not subject the Fund to the risk frequently associated with the speculative use of options and futures transactions. While the Fund's use of hedging strategies is intended to reduce the volatility of the net asset value of Fund shares, the Fund's net asset value will fluctuate. There can be no assurance that the Fund's hedging transactions will be effective. The following is further information relating to portfolio strategies involving options and futures the Fund may utilize.

     Writing Covered Call Options. The Fund is authorized to write (i.e., sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to certain of such options. A covered call option is an option where the Fund, in return for a premium, gives another party a right to buy specified securities owned by the Fund at a specified future date and price set at the time of the contract. The principal reason for writing call options is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. By writing covered call options, the Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the Fund's ability to sell the underlying security will be limited while the option is in effect unless the Fund effects a closing purchase transaction. A closing purchase transaction cancels out the Fund's position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options serve as a particular hedge against the price of the underlying security declining. The Fund may not write covered call options on underlying securities in an amount exceeding 15% of the market value of its total assets.

     The writer of a covered call option has no control over when he may be required to sell his securities since he may be assigned an exercise notice at any time prior to the termination of his obligation as a writer. If an option expires unexercised, the writer realizes a gain in the amount of the premium. Such a gain, of course, may be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer realizes a gain or loss from the sale of the underlying security.

     Options referred to herein and in the Fund's Prospectus may be options issued by The Options Clearing Corporation (the "Clearing Corporation"), which are currently traded on the Chicago Board Options Exchange, American Stock Exchange, Philadelphia Stock Exchange, Pacific Stock Exchange or New York Stock Exchange. Options referred to herein and in the Fund's Prospectus may also be options traded on foreign securities exchanges such as the London Stock Exchange and the Amsterdam Stock Exchange. An option position may be closed out only on an exchange that provides a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options, with the result, in the case of a covered call option, that the Fund will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

     The Fund may also enter into over-the-counter call option transactions ("OTC options"), which are two party contracts with price and terms negotiated between the buyer and seller. The Fund will only enter into over-the-counter option transactions with respect to portfolio securities for which management believes the

Fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option). The staff of the Securities and Exchange Commission (the "Commission") has taken the position that OTC options and the assets used as cover for written OTC options are illiquid securities.

     Purchasing Options. The Fund may purchase put options to hedge against a decline in the market value of its equity holdings. By buying a put, the Fund has a right to sell the underlying security at the exercise price, thus limiting the Fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be offset partially by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction; profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction cost. A closing sale transaction cancels out the Fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. In certain circumstances, the Fund may purchase call options on securities held in its portfolio on which it has written call options or on securities which it intends to purchase or, as discussed above, as an element of synthetic convertible securities. The Fund may purchase either exchange traded options or OTC options. The Fund will not purchase options on securities if, as a result of such purchase, the aggregate cost of all outstanding options on securities held by the Fund would exceed 5% of the market value of the Fund's total assets.

     Stock Index Options and Futures and Financial Futures. As described in the Prospectus, the Fund is authorized to engage in transactions in stock index options and futures and financial futures, and related options on such futures. Set forth below is further information concerning futures transactions.

     A futures contract is an agreement between two parties to buy and sell a security or, in the case of an index-based futures contract, to make and accept a cash settlement for a set price on a future date. A majority of transactions in futures contracts, however, do not result in the actual delivery of the underlying instrument or cash settlement, but are settled through liquidation, i.e., by entering into an offsetting transaction. Futures contracts and options on futures contracts are traded on boards of trade which have been designated "contracts markets" for the trading thereof by the Commodity Futures Trading Commission ("CFTC").

     The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called "variation margin", are required to be made on a daily basis as the price of the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "mark to the market". At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

     An order has been obtained from the Commission exempting the Fund from the provisions of Section 17(f) and Section 18(f) of the Investment Company Act of 1940, as amended (the "Investment Company Act") in connection with its strategy of investing in futures contracts. Section 17(f) relates to the custody of securities and other assets of an investment company and may be deemed to prohibit certain arrangements between the Fund and commodities brokers with respect to initial and variation margin. Section 18(f) of the Investment Company Act prohibits an open-end investment company such as the Fund from issuing a "senior security" other than a borrowing from a bank. The staff of the Commission has in the past indicated that a futures contract may be a "senior security" under the Investment Company Act.

     Foreign Currency Hedging. Generally, the foreign exchange transactions of the Fund will be conducted on a spot, i.e., cash, basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market. This rate under normal market conditions differs from the prevailing exchange rate in an amount generally less than 0.15% of one percent due to the costs of converting from one currency to another. However, the Fund has authority to deal in forward foreign exchange among currencies of the different countries in which it will invest as a hedge against possible variations in the foreign exchange rate among these currencies. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. The Fund's dealings in forward foreign exchange will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward foreign currency with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities, the sale and redemption of shares of the Fund or the payment of dividends and distributions by the Fund. Position hedging is the sale of forward foreign currency with respect to portfolio security positions denominated or quoted in such foreign currency. The Fund will not speculate in forward foreign exchange. The Fund may not position hedge with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular foreign currency. If the Fund enters into a position hedging transaction, its custodian bank will place cash or liquid debt securities in a separate account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of such forward contract. If the value of the securities placed in the separate account declines, additional cash or securities will be placed in the account so that the value of the account will equal the amount of the Fund's commitment with respect to such contracts. The Fund will not attempt to hedge all of its foreign portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by the Manager. The Fund will not enter into a position hedging commitment if, as a result thereof, the Fund would have more than 15% of the value of its total assets committed to such contracts. The Fund will not enter into a forward contract with a term of more than one year.

     The Fund is also authorized to purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund. As an illustration, the Fund may use such techniques to hedge the stated value in United States dollars of an investment in a yen denominated security. In such circumstances, for example, the Fund may purchase a foreign currency put option enabling it to sell a specified amount of Japanese yen for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the yen relative to the dollar will tend to be offset by an increase in the value of the put option. To offset, in whole or part, the cost of acquiring such a put option, the Fund may also sell a call option which, if exercised, requires it to sell a specified amount of yen for dollars at a specified price by a future date (a technique called a "straddle"). By selling such call option in this illustration, the Fund gives up the opportunity to profit without limit from increases in the relative value of the yen to the dollar. The Manager believes that "straddles" of the type which may be utilized by the Fund constitute hedging transactions and are consistent with the policies described above.

     Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency exchange usually are conducted on a principal basis, no fees or commissions are involved.

     Risk Factors in Options and Futures Transactions. Utilization of futures transactions involves the risk of imperfect correlation in movements in the prices of futures contracts and movements in the price of the underlying security which is the subject of the hedge. If the price of the futures contract moves more or less than the price of the underlying security, the Fund will experience a gain or loss which will not be completely offset by movements in the price of the underlying security which is the subject of the hedge. The successful use of options and futures also depends on the Manager's ability to predict correctly price movements in the market involved in a particular options or futures transaction.

     Prior to exercise or expiration, an exchange-traded option position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market on an exchange for call or put options of the same series. The Fund will enter into an option or futures transaction on an exchange only if there appears to be a liquid secondary market for such options or futures. However, there can be no assurance that a liquid secondary market will exist for any particular call or put option or futures contract at any specified time. Thus, it may not be possible to close an option or futures position. The Fund will acquire only over-the-counter options for which management believes the Fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option). In the case of a futures position or an option on a futures position written by the Fund in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the security underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to hedge effectively its portfolio. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option.

     The exchanges on which the Fund intends to conduct options transactions have generally established limitations governing the maximum number of call or put options on the same underlying security or currency (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Manager does not believe that these trading and position limits will have any adverse impact on the portfolio strategies for hedging the Fund's portfolio.

OTHER INVESTMENT POLICIES AND PRACTICES


     Repurchase Agreements. The Fund may invest in securities pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or primary dealer or an affiliate thereof in U.S. Government securities. Under such agreements, the bank or primary dealer or an affiliate thereof agrees, upon entering into the contract, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period. In repurchase agreements, the prices at which the trades are conducted do not reflect the accrued interest on the underlying obligations. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. In a repurchase agreement, the Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. In the event of a default under such a repurchase agreement, instead of the contractual fixed rate of return, the rate of return to the Fund will depend on intervening fluctuations of the market value of such security and the accrued interest on the security. In such event, the Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform.


     Lending of Portfolio Securities. The Fund may lend securities from its portfolio to approved borrowers and receive therefor collateral in cash or securities issued or guaranteed by the United States Government. Such collateral will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The purpose of such loans is to permit the borrower to use such securities for delivery to purchasers when such borrower has sold short. If cash collateral is received by the Fund, it is invested in short-term money market securities, and a portion of the yield received in respect of such investment is retained by the Fund. Alternatively, if securities are delivered to the Fund as collateral, the Fund and the borrower negotiate a rate for the loaned premium to be received by the Fund for lending its portfolio securities. In either event, the total yield on the Fund's portfolio is increased by loans of its portfolio securities. The Fund will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights and rights to dividends, interest or other distributions. Such loans are terminable at any time. The Fund may pay reasonable finder's, administrative and custodial fees in connection with such loans.

     High Yield Securities. The Fund has established no rating criteria for debt securities in which it may invest. Therefore, the Fund may invest in convertible and, to a limited extent, non-convertible debt securities either (a) which are rated BBB or better by Standard & Poor's Corporation ("S&P") or Baa or better by Moody's Investors Service, Inc. ("Moody's") or which, in the Manager's judgment, possess similar credit characteristics ("investment grade securities") or (b) which are rated BB or lower by S&P or Ba or lower by Moody's or which, in the Manager's judgment, possess similar credit characteristics ("high yield securities", also commonly referred to as "junk bonds"). The Manager considers the ratings assigned by S&P or Moody's as one of several factors in its independent credit analysis of issuers.

     Issuers of high yield securities may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of high yield securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific issuer developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of high yield securities because such securities may be unsecured and may be subordinated to other credits of the issuer.

     High yield securities frequently have call or redemption features that would permit an issuer to repurchase the security from the Fund. If a call were exercised by the issuer during a period of declining interest rates, the Fund likely would have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Fund and dividends to shareholders.

     The Fund may have difficulty disposing of certain high yield securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all high yield securities, the secondary trading market for high yield securities is generally not as liquid as the secondary market for higher rated securities. Reduced secondary market liquidity may have an adverse impact on market price and the Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer.

     Adverse publicity and investor perceptions, which may not be based on fundamental analysis, also may decrease the value and liquidity of high yield securities, particularly in a thinly traded market. Factors adversely affecting the market value of high yield securities are likely to adversely affect the Fund's net asset value. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default on a portion holding or participate in the restructuring of the obligation.

INVESTMENT RESTRICTIONS

     The Fund has adopted a number of fundamental and non-fundamental restrictions and policies relating to the investment of its assets and its activities. The fundamental policies set forth below may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (which for this purpose and under the Investment Company Act means the lesser of (i) 67% of the Fund's shares represented at a meeting at which more than 50% of the outstanding shares of the Fund are represented or (ii) more than 50% of the Fund's outstanding shares). The Fund may not:

          1. Make any investment inconsistent with the Fund's classification as a diversified company under the Investment Company Act.


          2. Invest more than 25% of its assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities). For purposes of this restriction, states, municipalities and their political subdivisions are not considered part of any industry.



          3. Make investments for the purpose of exercising control or management.


          4. Purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interest therein or issued by companies which invest in real estate or interests therein.

          5. Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers' acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time.

          6. Issue senior securities to the extent such issuance would violate applicable law.

          7. Borrow money, except that (i) the Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund's investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

          8. Underwrite securities of other issuers except insofar as the Fund technically may be deemed an underwriter under the Securities Act of 1933, as amended (the "Securities Act"), in selling portfolio securities.

          9. Purchase or sell commodities or contracts on commodities, except to the extent that the Fund may do so in accordance with applicable law and the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

     Under the non-fundamental investment restrictions, the Fund may not:

          a. Purchase securities of other investment companies, except to the extent such purchases are permitted by applicable law.

          b. Make short sales of securities or maintain a short position, except to the extent permitted by applicable law. The Fund currently does not intend to engage in short sales, except short sales "against the box".


          c. Invest in securities which cannot be readily resold because of legal or contractual restrictions or which cannot otherwise be marketed, redeemed or put to the issuer or a third party, if at the time of acquisition more than 15% of its total assets would be invested in such securities. This restriction shall not apply to securities which mature within seven days or securities which the Board of Directors of the Fund has otherwise determined to be liquid pursuant to applicable law. Notwithstanding the 15% limitation herein, to the extent the laws of any state in which the Fund's shares are registered or qualified for sale require a lower limitation, the Fund will observe such limitation. As of the date hereof, therefore, the Fund will not invest more than 10% of its total assets in securities which are subject to this investment restriction
     (c). Securities purchased in accordance with Rule 144A under the Securities Act (a "Rule 144A security") and determined to be liquid by the Fund's Board of Directors are not subject to the limitations set forth in this investment restriction (c).

          d. Invest in warrants if, at the time of acquisition, its investments in warrants, valued at the lower of cost or market value, would exceed 5% of the Fund's net assets; included within such limitation, but not to exceed 2% of the Fund's net assets, are warrants which are not listed on the New York Stock Exchange or American Stock Exchange or a major foreign exchange. For purposes of this restriction, warrants acquired by the Fund in units or attached to securities may be deemed to be without value.

          e. Invest in securities of companies having a record, together with predecessors, of less than three years of continuous operation, if more than 5% of the Fund's total assets would be invested in such securities. This restriction shall not apply to mortgage-backed securities, asset-backed securities or obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

          f. Purchase or retain the securities of any issuer, if those individual officers and directors of the Fund, the officers and general partner of the Manager, the directors of such general partner or the officers and directors of any subsidiary thereof each owning beneficially more than one-half of one percent of the securities of such issuer own in the aggregate more than 5% of the securities of such issuer.

          g. Invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or development programs, except that the Fund may invest in securities issued by companies that engage in oil, gas or other mineral exploration or development activities.

          h. Write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time.

          i. Notwithstanding fundamental investment restriction (7) above, borrow amounts in excess of 20% of its total assets, taken at market value (including the amount borrowed), and then only from banks as a temporary measure for extraordinary or emergency purposes.

     Because of the affiliation of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") with the Fund, the Fund is prohibited from engaging in certain transactions involving such firm or its affiliates except for brokerage transactions permitted under the Investment Company Act involving only usual and customary commissions or transactions permitted pursuant to an exemptive order under the Investment Company Act. See "Portfolio Transactions and Brokerage". Without such an exemptive order, the Fund is prohibited from engaging in portfolio transactions with Merrill Lynch or its affiliates acting as principal and from purchasing securities in public offerings that are not registered under the Securities Act in which such firms or any of its affiliates participate as an underwriter or dealer.

                             MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS


     Information about the Directors, executive officers and portfolio manager of the Fund, including their ages and their principal occupations for at least the last five years, is set forth below. Unless otherwise noted, the address of each executive officer and Director is P.O. Box 9011, Princeton, New Jersey 08543-9011.



     ARTHUR ZEIKEL (63) -- President and Director(1)(2) -- President of the Manager (which term as used herein includes its corporate predecessors) since 1977; President of Fund Asset Management, L.P. ("FAM") (which term as used herein includes its corporate predecessors); President and Director of Princeton Services, Inc. ("Princeton Services") since 1993; Executive Vice President of Merrill Lynch & Co., Inc. ("ML & Co.") since 1990; Director of Merrill Lynch Funds Distributor, Inc. ("MLFD" or the "Distributor").



     JAMES H. BODURTHA (51) -- Trustee(2) -- 124 Long Pond Road, Plymouth, Massachusetts 02360. Chairman and Chief Executive Officer, China Enterprise Management Corporation since 1993; Chairman, Berkshire Corporation since 1980; Partner, Squire, Sanders & Dempsey from 1980 to 1993.



     HERBERT I. LONDON (56) -- Director(2) -- 113-115 University Place, New York, New York 10003. Dean, Gallatin Division of New York University from 1978 to 1993; John M. Olin Professor of Humanities, New York University since 1993 and Professor thereof since 1980; Distinguished Fellow, Herman Kahn Chair, Hudson Institute from 1984 to 1985; Trustee, Hudson Naval Institute since 1980; Overseer, Center for Naval Analyses from 1983 to 1993; Director, Damon Corporation since 1991.



     ROBERT R. MARTIN (68) -- Director(2) -- 513 Grand Hill, St. Paul, Minnesota 55102. Director, WTC Industries, Inc. since 1994 and Chairman thereof in 1994; Chairman and Chief Executive Officer, Kinnard Investments, Inc. from 1990 to 1993; Executive Vice President, Dain Bosworth from 1974 to 1989; Director, Carnegie Capital Management from 1977 to 1985 and Chairman thereof in 1979; Director, Securities Industry Association from 1981 to 1982 and Public Securities Association from 1979 to 1980; Trustee, Northland College since 1992.



     JOSEPH L. MAY (66) -- Director(2) -- 424 Church Street, Suite 2000, Nashville, Tennessee 37219. Attorney in private practice since 1984; President, May and Athens Hosiery Mills Division, Wayne-Gossard Corporation from 1954 to 1983; Vice President, Wayne-Gossard Corporation from 1972 to 1983; Chairman, The May Corporation (personal holding company) from 1972 to 1983; Director, Signal Apparel Co. from 1972 to 1989.



     ANDRE F. PEROLD (43) -- Director(2) -- Morgan Hall, Soldiers Field, Boston, Massachusetts 02163. Professor, Harvard Business School since 1989 and Associate Professor from 1983 to 1989; Trustee, The Common Fund, since 1989; Director, Quantec Limited since 1991 and Teknekron Software Systems since 1994.



     TERRY K. GLENN (55) -- Executive Vice President(1)(2) -- Executive Vice President of the Manager and FAM since 1983; Executive Vice President and Director of Princeton Services since 1993; President of the Distributor since 1986 and Director thereof since 1991.



     N. JOHN HEWITT (61) -- Senior Vice President(1)(2) -- Senior Vice President of the MLAM and FAM since 1980; Manager of FAM's Fixed Income Mutual Fund and Insurance Portfolio Groups since 1980; Senior Vice President of Princeton Services since 1993.

     HARRY E. DEWDNEY (67) -- Vice President and Portfolio Manager(1) -- Vice President and Portfolio Manager of the Manager since 1986; Senior Vice President of the International Trading and Foreign Exchange Department of Prescott, Ball & Turben, Inc. from 1978 to 1986.



     DONALD C. BURKE (35) -- Vice President(1)(2) -- Vice President and Director of Taxation of MLAM since 1990; Employee of Deloitte & Touche LLP from 1981 to 1990.



     GERALD M. RICHARD (46) -- Treasurer(1)(2) -- Senior Vice President and Treasurer of the Manager and FAM since 1984; Vice President of the Distributor since 1981 and Treasurer thereof since 1984; Senior Vice President and Treasurer of Princeton Services since 1993.



     MARK B. GOLDFUS (49) -- Secretary(1)(2) -- Vice President of the Manager since 1985.

---------------
(1) Interested person, as defined in the Investment Company Act, of the Fund.
(2) Such Director or officer is a trustee, director or officer of certain other investment companies for which the Manager or FAM acts as investment adviser or manager.


     At October 31, 1995, the officers and Directors of the Fund as a group (12 persons) owned an aggregate of less than 1% of the outstanding shares of common stock of ML & Co., and owned an aggregate of less than 1% of the outstanding shares of the Fund.



COMPENSATION OF DIRECTORS



     Pursuant to the terms of the management agreement with the Fund, the Manager pays all compensation of officers and employees of the Fund as well as the fees of all Directors who are affiliated persons of ML & Co. or its subsidiaries. The Fund pays each Director not affiliated with ML & Co. or its affiliates an annual fee of $5,000 plus $500 for each meeting of the Board attended. The Fund also pays each member of the Audit and Nominating Committee, which consists of the unaffiliated Directors, an annual fee of $1,000 plus $250 for each meeting attended. The Fund reimburses each unaffiliated Director for his out-of-pocket expenses relating to attendance at Board and Committee meetings. For the year ended October 31, 1995, fees and expenses paid to the nonaffiliated Directors aggregated $46,681.



     The following table sets forth for the fiscal year ended October 31, 1995, compensation paid by the Fund to the non-affiliated Directors and, for the calendar year ended December 31, 1995, the aggregate compensation paid by all investment companies (including the Fund) advised by MLAM and its affiliate, FAM ("MLAM/FAM Advised Funds"), to the non-affiliated Directors.



                                                                                           TOTAL
                                                                                        COMPENSATION
                                                                  PENSION OR           FROM FUND AND
                                              AGGREGATE       RETIREMENT BENEFITS     MLAM/FAM ADVISED
                  NAME OF                    COMPENSATION       ACCRUED AS PART        FUNDS PAID TO
                 DIRECTOR                     FROM FUND         OF FUND EXPENSE         DIRECTORS(1)
-------------------------------------------  ------------     -------------------     ----------------
James H. Bodurtha..........................     $3,250        None                        $157,500*
Herbert I. London..........................      9,000        None                         157,500
Robert R. Martin...........................      9,000        None                         157,500
Joseph L. May..............................      9,000        None                         157,500
Andre F. Perold............................      9,000        None                         157,500


---------------

  * $157,500 represents the amount Mr. Bodurtha would have received if he had been a Director for the entire calendar year December 31, 1995. Mr. Bodurtha was elected to the Fund's Board of Directors effective June 23, 1995.



(1) In addition to the Fund, the Directors serve on the boards of other MLAM/FAM Advised Funds as follows: Mr. Bodurtha (46 funds); Mr. London (46 funds); Mr. Martin (46 funds); Mr. May (46 funds); and Mr. Perold (46 funds). For purposes of this table, each series of a series investment company is treated as a separate fund.

MANAGEMENT AND ADVISORY ARRANGEMENTS

     Reference is made to "Management of the Fund -- Management and Advisory Arrangements" in the Prospectus for certain information concerning the management and advisory arrangements of the Fund.

     Securities may be held by, or be appropriate investments for, the Fund as well as other funds or investment advisory clients for which the Manager or its affiliates act as an adviser. Because of different objectives or other factors, a particular security may be bought for one or more clients when one or more clients are selling the same security. If purchases or sales of securities by the Manager for the Fund or other funds for which it acts as investment adviser or for its advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Manager or its affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.


     The Fund has entered into a management agreement with the Manager (the "Management Agreement"). As discussed in the Prospectus, the Manager receives for its services to the Fund monthly compensation at the annual rate of 0.65% of the average daily net assets of the Fund. For the years ended October 31, 1993, 1994 and 1995, the fees paid by the Fund to the Manager aggregated $139,948, $285,526 and $779,627, respectively.



     The State of California imposes limitations on the expenses of the Fund. At the date of this Statement of Additional Information, these annual expense limitations require that the Manager reimburse the Fund in an amount necessary to prevent the aggregate ordinary operating expenses of the Fund (excluding interest, taxes, distribution fees, brokerage fees and commissions and extraordinary charges such as litigation costs) from exceeding 2.5% of the Fund's first $30 million of average daily net assets, 2.0% of the next $70 million of average daily net assets and 1.5% of the remaining average daily net assets. The Manager's obligation to reimburse the Fund is limited to the amount of the management fee. Expenses not covered by this limitation are interest, taxes, brokerage commissions and other items such as extraordinary legal expenses. No payment will be made to the Manager during any fiscal year that will cause such expenses to exceed the most restrictive expense limitation at the time of such payment. For the years ended October 31, 1993, 1994 and 1995 the Fund was not reimbursed pursuant to such operating expense limitations.



     The Management Agreement obligates the Manager to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Fund connected with investment and economic research, trading and investment management of the Fund, as well as the fees of all Directors of the Fund who are affiliated persons of ML & Co. or any of its affiliates. The Fund pays all other expenses incurred in the operation of the Fund, including, among other things, taxes, expenses for legal and auditing services, costs of printing proxies, stock certificates, shareholder reports and prospectuses and statements of additional information (except to the extent paid by the Distributor), charges of the custodian, any sub-custodian and transfer agent, expenses of redemption of shares, Commission fees, expenses of registering the shares under Federal, state or foreign laws, fees and expenses of nonaffiliated Directors, accounting and pricing costs (including the daily calculation of net asset value), insurance, interest, brokerage costs, litigation and other extraordinary or nonrecurring expenses, and other expenses properly payable by the Fund. Accounting services are provided to the Fund by the Manager and the Fund reimburses the Manager for its costs in connection with such services on a semi-annual basis. For the year ended October 31, 1995, the Fund paid the

Manager $47,336 for such services. As required by the Fund's Distribution Agreement, the Distributor will pay the promotional expenses of the Fund incurred in connection with the offering of shares of the Fund. Certain expenses in connection with the account maintenance and distribution of Class B and Class C shares will be financed by the Fund pursuant to a Distribution Plan in compliance with Rule 12b-1 under the Investment Company Act. See "Purchase of Shares -- Deferred Sales Charge Alternatives -- Class B and Class C shares -- Distribution Plans".



     ML & Co. and Princeton Services are "controlling persons" of the Manager as defined under the 1940 Act because of their ownership of its voting securities or their power to exercise a controlling influence over its management or policies. The Manager is a limited partnership, the partners of which are ML & Co. and Princeton Services.


     Duration and Termination. Unless earlier terminated as described herein, the Management Agreement will remain in effect from year to year if approved annually (a) by the Board of Directors or by a majority of the outstanding shares of the Fund and (b) by a majority of the Directors who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such contracts are not assignable and may be terminated without penalty on 60 days' written notice at the option of either party thereto or by the vote of the shareholders of the Fund.

                               PURCHASE OF SHARES

     Reference is made to "Purchase of Shares" in the Prospectus for certain information as to the purchase of Fund shares.


ALTERNATIVE SALES ARRANGEMENTS


     The Fund issues four classes of shares under the Merrill Lynch Select Pricing(SM) System: Class A and Class D shares are sold to investors choosing the initial sales charge alternatives, and Class B and Class C shares are sold to investors choosing the deferred sales charge alternatives. Each Class A, Class B, Class C and Class D share of the Fund represents an identical interest in the investment portfolio of the Fund and has the same rights except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees, and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. Class B, Class C and Class D shares each have exclusive voting rights with respect to the Rule 12b-1 distribution plan adopted with respect to such class pursuant to which account maintenance and/or distribution fees are paid. Each class has different exchange privileges. See "Shareholder Services -- Exchange Privilege".

     The Merrill Lynch Select Pricing(SM) System is used by more than 50 mutual funds advised by the Manager or its affiliate, FAM. Funds advised by the Manager or FAM are referred to herein as "MLAM-advised mutual funds".

     The Fund has entered into separate distribution agreements with the Distributor in connection with the continuous offering of each class of shares of the Fund (the "Distribution Agreements"). The Distribution Agreements obligate the Distributor to pay certain expenses in connection with the offering of each class of shares of the Fund. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor pays for the printing and distribution of copies thereof used in connection with the offering to dealers and investors. The Distributor also pays for other supplementary sales literature and advertising costs. The Distribution Agreements are subject to the same renewal requirements and termination provisions as the Management Agreement described above.

INITIAL SALES CHARGE ALTERNATIVES -- CLASS A AND CLASS D SHARES


     The gross sales charges for the sale of Class A shares for the fiscal year ended October 31, 1994 were $24,608, of which the Distributor received $2,045 and Merrill Lynch received $22,563. The gross sales charges for the sale of Class A shares for the year ended October 31, 1995 were $19,530, of which the Distributor received $1,587 and Merrill Lynch received $17,943. The gross sales charges for the sale of Class D shares for the period October 21, 1994 (commencement of operations) to October 31, 1994 were $4,122, of which the Distributor received $325 and Merrill Lynch received $3,797. The gross sales charges for the sale of Class D shares for the year ended October 31, 1995 were $62,513, of which the Distributor received $4,666 and Merrill Lynch received $57,847.


     The term "purchase", as used in the Prospectus and this Statement of Additional Information in connection with an investment in Class A and Class D shares of the Fund, refers to a single purchase by an individual, or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts by an individual, his spouse and their children under the age of 21 years purchasing shares for his or their own account and to single purchases by a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account although more than one beneficiary is involved. The term "purchase" also includes purchases by any "company", as that term is defined in the Investment Company Act, but does not include purchases by any such company which has not been in existence for at least six months or which has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount; provided, however, that it shall not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit cardholders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer or clients or an investment advisor.

     Closed-End Fund Investment Option. Class A shares of the Fund and other MLAM-advised mutual funds ("Eligible Class A Shares") are offered at net asset value to shareholders of certain closed-end funds advised by the Manager or FAM who purchased such closed-end fund shares prior to October 21, 1994 (the date the Merrill Lynch Select Pricing System commenced operations) and wish to reinvest the net proceeds of a sale of their closed-end fund shares of common stock in Eligible Class A shares, if the conditions set forth below are satisfied. Alternatively, closed-end fund shareholders who purchased such shares on or after October 21, 1994 and wish to reinvest the net proceeds from a sale of their closed-end fund shares are offered Class A shares (if eligible to buy Class A shares) or Class D shares of the Fund and other MLAM-advised mutual funds ("Eligible Class D shares"), if the following conditions are met. First, the sale of closed-end fund shares must be made through Merrill Lynch and the net proceeds therefrom must be immediately reinvested in Eligible Class A or Class D shares. Second, the closed-end fund shares must either have been acquired in the initial public offering or be shares representing dividends from shares of common stock acquired in such offering. Third, the closed-end fund shares must have been continuously maintained in a Merrill Lynch securities account. Fourth, there must be a minimum purchase of $250 to be eligible for the investment option.


     Shareholders of certain MLAM-advised continuously offered closed-end funds may reinvest at net asset value the net proceeds from a sale of certain shares of common stock of such funds in shares of the Fund. Upon exercise of this investment option, shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. will receive Class A shares of the Fund and shareholders of Merrill Lynch Municipal Strategy Fund, Inc. and

Merrill Lynch High Income Municipal Bond Fund, Inc. will receive Class D shares of the Fund. In order to exercise this investment option, a shareholder of one of the above-referenced continuously offered closed-end funds (an "eligible fund") must sell his or her shares of common stock of the eligible fund (the "eligible shares") back to the fund in connection with a tender offer conducted by the eligible fund and reinvest the proceeds immediately in the designated class of shares of the Fund. This investment option is available only with respect to eligible shares as to which no Early Withdrawal Charge or CDSC (each as defined in the eligible fund's prospectus) is applicable. Purchase orders from eligible fund shareholders wishing to exercise this investment option will be accepted only on the day that the related tender offer terminates and will be effected at the net asset value of the designated class of the Fund on such day.



REDUCED INITIAL SALES CHARGE


     Right of Accumulation. Reduced sales charges are applicable through a right of accumulation under which eligible investors are permitted to purchase shares of the Fund subject to an initial sales charge at the offering price applicable to the total of (a) the public offering price of the shares then being purchased plus (b) an amount equal to the then current net asset value or cost, whichever is higher, of the purchaser's combined holdings of all classes of shares of the Fund and of other MLAM-advised mutual funds. For any such right of accumulation to be made available, the Distributor must be provided at the time of purchase, by the purchaser or the purchaser's securities dealer, with sufficient information to permit confirmation of qualification. Acceptance of the purchase order is subject to such confirmation. The right of accumulation may be amended or terminated at any time. Shares held in the name of a nominee or custodian under pension, profit-sharing, or other employee benefit plans may not be combined with other shares to qualify for the right of accumulation.

     Letter of Intention. Reduced sales charges are applicable to purchases aggregating $25,000 or more of the Class A or Class D shares of the Fund or of any other MLAM-advised mutual funds made within a 13-month period starting with the first purchase pursuant to a Letter of Intention in the form provided in the Prospectus. The Letter of Intention is available only to investors whose accounts are maintained at the Fund's transfer agent. The Letter of Intention is not available to employee benefit plans for which Merrill Lynch provides plan participant recordkeeping services. The Letter of Intention is not a binding obligation to purchase any amount of Class A or Class D shares; however, its execution will result in the purchaser paying a lower sales charge at the appropriate quantity purchase level. A purchase not originally made pursuant to a Letter of Intention may be included under a subsequent Letter of Intention executed within 90 days of such purchase if the Distributor is informed in writing of this intent within such 90-day period. The value of Class A and Class D shares of the Fund and of other MLAM-advised mutual funds presently held, at cost or maximum offering price (whichever is higher), on the date of the first purchase under the Letter of Intention, may be included as a credit toward the completion of such Letter, but the reduced sales charge applicable to the amount covered by such Letter will be applied only to new purchases. If the total amount of shares does not equal the amount stated in the Letter of Intention (minimum of $25,000), the investor will be notified and must pay, within 20 days of the expiration of such Letter, the difference between the sales charge on the Class A or Class D shares purchased at the reduced rate and the sales charge applicable to the sales actually purchased through the Letter. Class A or Class D shares equal to at least five percent of the intended amount will be held in escrow during the 13-month period (while remaining registered in the name of the purchaser) for this purpose. The first purchase under the Letter of Intention must be at least five percent of the dollar amount of such Letter. If during the term of such Letter, a purchase brings the total amount invested to an amount equal to or in excess of the amount indicated in the Letter, the purchaser will be entitled on that purchase and subsequent purchases to the reduced percentage sales charge which would be applicable to a single purchase equal to the total dollar value of the Class A shares then being purchased under such Letter, but there will be no retroactive reduction of the sales charges on any previous purchase. The value of any shares redeemed or otherwise disposed of by the purchaser prior to termination or completion of the Letter of Intention will be deducted from the total purchases made under such Letter. An exchange from a MLAM-advised money market fund into the Fund that creates a sales charge will count toward completing a new or existing Letter of Intention from the Fund.


     Employee Access Accounts(SM). Class A or Class D shares are offered at net asset value to Employee Access Accounts available through employers that provide employer sponsored retirement or savings plans that are eligible to purchase such shares at net asset value. The initial minimum for such accounts is $500, except that the initial minimum for shares purchased for such accounts pursuant to the Automatic Investment Program is $50.


     Merrill Lynch Blueprint(SM) Program. Class D shares of the Fund are offered to participants in the Merrill Lynch Blueprint(SM) Program ("Blueprint"). In addition, participants in Blueprint who own Class A shares of the Fund may purchase additional Class A shares of the Fund through Blueprint. Blueprint is directed to small investors, group IRAs and participants in certain affinity groups such as credit unions and trade associations. Investors placing orders to purchase Class A or Class D shares of the Fund through Blueprint will acquire the Class A shares at net asset value plus a sales charge calculated in accordance with the Blueprint sales charge schedule (i.e., up to $300 at 4.25%, from $300.01 to $5,000 at 3.25% plus $3.00 and $5,000.01 or more at the standard sales charge rates disclosed in the Prospectus). In addition, Class A or Class D shares of the Fund are being offered at net asset value plus a sales charge of 1/2 of 1% for corporate or group IRA programs placing orders to purchase their Class A or D shares through Blueprint. Services, including the exchange privilege, available to Class A and D investors through Blueprint, however, may differ from those available to other investors in Class A or D shares.

     Class A and Class D shares are offered at net asset value to Blueprint participants through the Merrill Lynch Directed IRA Rollover Program ("IRA Rollover Program") available from Merrill Lynch Business Financial Services, a business unit of Merrill Lynch. The IRA Rollover Program is available to custodian rollover assets from Employer Sponsored Retirement and Savings Plans (as defined below) whose Trustee and/or Plan Sponsor has entered into the Merrill Lynch Directed IRA Rollover Program Service Agreement.

     Orders for purchases and redemptions of Class A or Class D shares of the Fund may be grouped for execution purposes which, in some circumstances, may involve the execution of such orders two business days following the day such orders are placed. The minimum initial purchase price is $100, with a $50 minimum for subsequent purchases through Blueprint. There are no minimum initial or subsequent purchase requirements for participants who are part of an automatic investment plan. Additional information concerning purchases through Blueprint, including any annual fees and transaction charges, is available from Merrill Lynch, Pierce, Fenner & Smith Incorporated, The Blueprint(SM) Program, P.O. Box 30441, New Brunswick, New Jersey 08989-0441.

     TMASM Managed Trusts. Class A shares are offered to TMASM Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services at net asset value plus a reduced sales charge of 0.50% of the offering price, which is 0.50% of the net amount invested.



     Purchase Privilege of Certain Persons. Directors of the Fund, members of the Boards of other MLAM-advised investment companies, ML & Co. and its subsidiaries (the term "subsidiaries", when used herein with respect to ML & Co., includes FAM, the Manager and certain other entities directly or indirectly wholly owned and controlled by ML & Co.) and their directors and employees, and any trust, pension, profit-sharing or other benefit plan for such persons, may purchase Class A shares of the Fund at net asset value.



     Class D shares of the Fund are offered at net asset value, without a sales charge, to an investor who has a business relationship with a financial consultant who joined Merrill Lynch from another investment firm within six months prior to the date of purchase by such investor, if the following conditions are satisfied: first, the investor must advise Merrill Lynch that it will purchase Class D shares of the Fund with proceeds from a redemption of a mutual fund that was sponsored by the financial consultant's previous firm and was subject to a sales charge either at the time of purchase or on a deferred basis; and second, the investor also must establish that such redemption had been made within 60 days prior to the investment in the Fund, and the proceeds from the redemption had been maintained in the interim in cash or a money market fund.



     Class D shares of the Fund are also offered at net asset value, without sales charge, to an investor who has a business relationship with a Merrill Lynch financial consultant and who has invested in a mutual fund sponsored by a non-Merrill Lynch company for which Merrill Lynch has served as a selected dealer and where Merrill Lynch has either received or given notice that such arrangement will be terminated ("notice"), if the following conditions are satisfied: first, the investor must purchase Class D shares of the Fund with proceeds from a redemption of shares of such other mutual fund and the shares of such other fund were subject to a sales charge either at the time of purchase or on a deferred basis; and second, such purchase of Class D shares must be made within 60 days after such notice.



     Class D shares of the Fund are also offered at net asset value, without a sales charge, to an investor who has a business relationship with a Merrill Lynch financial consultant and who has invested in a mutual fund for which Merrill Lynch has not served as a selected dealer if the following conditions are satisfied: first, the investor must advise Merrill Lynch that it will purchase Class D shares of the Fund with proceeds from the redemption of shares of such other mutual fund and that such shares have been outstanding for a period of no less than six months; and second, such purchase of Class D shares must be made within 60 days after the redemption and the proceeds from the redemption must be maintained in the interim in cash or a money market fund.


     Acquisition of Certain Investment Companies. The public offering price of Class D shares may be reduced to the net asset value per Class D share in connection with the acquisition of the assets of or merger or consolidation with a personal holding company or a public or private investment company. The value of the assets or company acquired in a tax-free transaction may be adjusted in appropriate cases to reduce possible adverse tax consequences to the Fund which might result from an acquisition of assets having net unrealized appreciation which is disproportionately higher at the time of acquisition than the realized or unrealized appreciation of the Fund. The issuance of Class D shares for consideration other than cash is limited to bona fide reorganizations, statutory mergers or other acquisitions of portfolio securities which (i) meet the investment objective and policies of the Fund; (ii) are acquired for investment and not for resale (subject to the understanding that the disposition of the Fund's portfolio securities shall at all times remain within its control); and (iii) are liquid securities, the value of which is readily ascertainable, which are not restricted as to transfer either by law or liquidity of market (except that the Fund may acquire through such transactions restricted or illiquid securities to the extent the Fund does not exceed the applicable limits on acquisition of such securities set forth under "Investment Objective and Policies" herein).

     Reductions in or exemptions from the imposition of a sales load are due to the nature of the investors and/or the reduced sales efforts that will be needed in obtaining such investments.


EMPLOYER-SPONSORED RETIREMENT OR SAVINGS PLANS AND CERTAIN OTHER ARRANGEMENTS



     Certain employer-sponsored retirement or savings plans and certain other arrangements may purchase Class A or Class D shares at net asset value, based on the number of employees or number of employees eligible to participate in the plan, the aggregate amount invested by the plan in specified investments and/or the services provided by Merrill Lynch to the plan. Certain other plans may purchase Class B shares with a waiver of the CDSC upon redemption, based on similar criteria. Such Class B shares will convert into Class D shares approximately ten years after the plan purchases the first share of any MLAM-advised mutual fund. Minimum purchase requirements may be waived or varied for such plans. Additional information regarding purchases by employer-sponsored retirement or savings plans and certain other arrangements is available toll-free from Merrill Lynch Business Financial Services at (800) 237-7777.


DISTRIBUTION PLANS

     Reference is made to "Purchase of Shares -- Distribution Plan" in the Prospectus for certain information with respect to the separate distribution plans for Class B, Class C and Class D shares pursuant to Rule 12b-1 under the Investment Company Act (each a "Distribution Plan") with respect to the account maintenance and/or distribution fees paid by the Fund to the Distributor with respect to such classes.

     Payments of the account maintenance fees and/or distribution fees are subject to the provisions of Rule 12b-1 under the Investment Company Act. Among other things, each Distribution Plan provides that the Distributor shall provide and the Directors shall review quarterly reports of the disbursement of the account maintenance fees and/or distribution fees paid to the Distributor. In their consideration of each Distribution Plan, the Directors must consider all factors they deem relevant, including information as to the benefits of the Distribution Plan to the Fund and its related class of shareholders. Each Distribution Plan further provides that so long as the Distribution Plan remains in effect, the selection and nomination of Directors who are not "interested persons" of the Fund, as defined in the Investment Company Act (the "Independent Directors"), shall be committed to the discretion of the Independent Directors then in office. In approving each Distribution Plan in accordance with Rule 12b-1, the Independent Directors concluded that there is a reasonable likelihood that such Distribution Plan will benefit the Fund and its related class of shareholders. The Distribution Plan can be terminated at any time, without penalty, by the vote of a majority of the Independent Directors or by the vote of the holders of a majority of the outstanding related class of voting securities of the Fund. A Distribution Plan cannot be amended to increase materially the amount to be spent by the Fund without the approval of the related class of shareholders, and all material amendments are required to be approved by the vote of Directors, including a majority of the Independent Directors who have no direct or indirect financial interest in such Distribution Plan, cast in person at a meeting called for that purpose. Rule 12b-1 further requires that the Fund preserve copies of each Distribution Plan and any report made pursuant to such plan for a period of not less than six years from the date of such Distribution Plan or such report, the first two years in an easily accessible place.

LIMITATIONS ON THE PAYMENT OF DEFERRED SALES CHARGES

     The maximum sales charge rule in the Rules of Fair Practice of the National Association of Securities Dealers, Inc. ("NASD") imposes a limitation on certain asset-based sales charges such as the distribution fee and the CDSC borne by the Class B and Class C shares but not the account maintenance fee. The maximum sales charge rule is applied separately to each class. As applicable to the Fund, the maximum sales charge rule limits the aggregate of distribution fee payments and CDSCs payable by the Fund to (1) 6.25% of eligible gross sales of Class B shares and Class C shares, computed separately (defined to exclude shares issued pursuant to dividend reinvestments and exchanges), plus (2) interest on the unpaid balance for the respective class, computed separately, at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee and the CDSC). In connection with the Class B shares, the Distributor has voluntarily agreed to waive interest charges on the unpaid balance in excess of 0.50% of eligible gross sales. Consequently, the maximum amount payable to the Distributor (referred to as the "voluntary maximum") in connection with the Class B shares is 6.75% of eligible gross sales. The Distributor retains the right to stop waiving the interest charges at any time. To the extent payments would exceed the voluntary maximum, the Fund will not make further payments of the distribution fee with respect to Class B shares, and any CDSCs will be paid to the Fund rather than to the Distributor; however, the Fund will continue to make payments of the account maintenance fee. In certain circumstances the amount payable pursuant to the voluntary maximum may exceed the amount payable under the NASD formula. In such circumstances payment in excess of the amount payable under the NASD formula will not be made.


     The following table sets forth comparative information as of October 31, 1995 with respect to the Class B shares and Class C shares of the Fund indicating the maximum allowable payments that can be made under the NASD maximum sales charge rule and, with respect to the Class B shares, the Distributor's voluntary maximum for the period February 26, 1988 (commencement of operations) to October 31, 1995.



                                                             DATA CALCULATED AS OF OCTOBER 31, 1995
                                 ----------------------------------------------------------------------------------------------
                                                                                                                     ANNUAL
                                              ALLOWABLE     ALLOWABLE                  AMOUNTS                    DISTRIBUTION
                                  ELIGIBLE    AGGREGATE    INTEREST ON   MAXIMUM      PREVIOUSLY     AGGREGATE   FEE AT CURRENT
                                   GROSS        SALES        UNPAID       AMOUNT       PAID TO        UNPAID       NET ASSET
                                  SALES(1)     CHARGES     BALANCE(2)    PAYABLE    DISTRIBUTOR(3)    BALANCE       LEVEL(4)
                                 ----------   ----------   -----------   --------   --------------   ---------   --------------
                                                                         (IN THOUSANDS)
Class B Shares
Under NASD Rule as Adopted.....  $   98,734    $  6,171      $ 2,095     $ 8,266       $  3,035      $  5,231       $    440
Under Distributor's Voluntary
  Waiver.......................  $   98,734    $  6,171      $   494     $ 6,665       $  3,035      $  3,630       $    440
Class C Shares
Under NASD Rule as Adopted.....  $    8,456    $    529      $    30     $   559       $     45      $    514       $     34


---------------


(1) Purchase price of all eligible Class B shares sold since February 26, 1988 (commencement of operations) and of all eligible Class C shares sold since October 21, 1994 (commencement of operations) other than shares acquired through dividend reinvestment and the exchange privilege. Purchase price of all eligible Class C shares sold since October 21, 1994 commencement of operations) other than shares acquired through dividend reinvestment and the exchange privilege.


(2) Interest is computed on a monthly basis based upon the prime rate, as reported in The Wall Street Journal, plus 1.0% as permitted under the NASD Rule.

(3) Consists of CDSC payments, distribution fee payments and accruals. Of the distribution fee payments for Class B shares made prior to July 6, 1993 under a prior plan at the 0.75% rate, 0.50% of average daily net assets has been treated as a distribution fee and 0.25% of average daily net assets has been deemed to have been a service fee and not subject to the NASD maximum sales charge rule. See "Purchase of Shares -- Distribution Plans" in the Prospectus.


(4) Provided to illustrate the extent to which the current level of distribution fee payments (not including any CDSC payments) is amortizing the unpaid balance. No assurance can be given that payments of the distribution fee will reach either the voluntary maximum (with respect to Class B shares) or the NASD maximum (with respect to Class B and Class C shares).

                              REDEMPTION OF SHARES

     Reference is made to "Redemption of Shares" in the Prospectus for certain information as to the redemption and repurchase of Fund shares.

     The right to redeem shares or to receive payment with respect to any such redemption may be suspended only for periods during which trading on the New York Stock Exchange is restricted as determined by the Commission or such exchange is closed (other than customary weekend and holiday closings), for any period during which an emergency exists, as defined by the Commission, as a result of which disposal of portfolio securities or determination of the net asset value of the Fund is not reasonably practicable, and for such other periods as the Commission may by order permit for the protection of shareholders of the Fund.

     The value of shares at the time of redemption may be more or less than the shareholder's costs, depending on the market value of the securities held by the Fund at such time.


DEFERRED SALES CHARGES -- CLASS B AND CLASS C SHARES



     As discussed in the Prospectus under "Purchase of Shares -- Deferred Sales Charge Alternatives -- Class B and Class C Shares", while Class B shares redeemed within four years of purchase are subject to a CDSC under most circumstances, the charge is waived on redemptions of Class B shares in connection with certain post-retirement withdrawals from an Individual Retirement Account ("IRA") or other retirement plan or on redemption of Class B shares following the death or disability of a Class B shareholder. Redemptions for which the waiver applies are: (a) any partial or complete redemption in connection with a distribution following retirement under a tax-deferred retirement plan or attaining age 59 1/2 in the case of an IRA or other retirement plan, or part of a series of equal periodic payments (not less frequently than annually) made for the life (or life expectancy) or any redemption resulting from the tax-free return of an excess contribution to an IRA; or (b) any partial or complete redemption following the death or disability (as defined in the Code) of a Class B shareholder (including one who owns the Class B shares as joint tenant with his or her spouse), provided the redemption is requested within one year of the death or initial determination of disability. For the years ended October 31, 1994 and 1995, the Distributor received CDSCs of $55,082 and $329,050, respectively, with respect to redemptions of Class B shares, all of which was paid to Merrill Lynch. For the fiscal period October 21, 1994 (commencement of operations for Class C shares) to October 31, 1994, the Distributor received no CDSCs with respect to Class C shares. For the year ended October 31, 1995, the Distributor received CDSCs of $3,929 with respect to redemptions of Class C shares, all of which were paid to Merrill Lynch.



     The CDSC is also waived for any Class B shares that were acquired and held at the time of redemption by Employee Access Accounts available through employers that provide Eligible 401(k) Plans. The initial minimum for such accounts of $500, except that the initial minimum for shares purchased for such accounts pursuant to the Automatic Investment Program is $50.


     Merrill Lynch Blueprint(SM) Program. Class B shares are offered to certain participants in Blueprint. Blueprint is directed to small investors and participants in certain affinity groups such as trade associations, credit unions and benefit plans. Class B shares of the Fund are offered through Blueprint only to members of certain affinity groups. The CDSC is waived in connection with purchase orders placed through Blueprint by members of such affinity groups. Services, including the exchange privilege, available to Class B investors through Blueprint, however, may differ from those available to other Class B investors. Orders for purchases and redemptions of Class B shares of the Fund may be grouped for execution purposes which, in some circumstances, may involve the execution of such orders two business days following the day such orders are placed. The minimum initial purchase price is $100, with a $50 minimum for subsequent purchases through Blueprint. There is no minimum initial or subsequent purchase requirement for investors who are part of a Blueprint automatic investment plan. Additional information concerning these Blueprint programs, including any annual fees or transaction charges, is available from Merrill Lynch, Pierce, Fenner & Smith Incorporated, The BlueprintSM Program, P.O. Box 30441, New Brunswick, New Jersey 08989-0441.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE


     The Manager is responsible for making the Fund's portfolio decisions, placing the Fund's brokerage business, evaluating the reasonableness of brokerage commissions and negotiating the amount of any commissions paid, subject to a policy established by the Fund's Directors and officers. The Fund has no obligation to deal with any broker or group of brokers in the execution of transactions in portfolio securities. Orders for transactions in portfolio securities are placed for the Fund with a number of brokers and dealers, including Merrill Lynch. In placing orders, it is the policy of the Fund to obtain the most favorable net results, taking into account various factors, including price, commissions, if any, size of the transaction and difficulty of execution. Where practicable, the Manager surveys a number of brokers and dealers in connection with proposed portfolio transactions and selects the broker or dealer that offers the Fund best price and execution or other services which are of benefit to the Fund. Securities firms also may receive brokerage commissions on transactions including covered call options written by the Fund and the sale of underlying securities upon the exercise of such options. In addition, consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and policies established by the Directors of the Fund, the Manager may consider sales of shares of the Fund as a factor in the selection of brokers or dealers to execute portfolio transactions for the Fund.

     The Fund does not use any particular broker or dealer, and brokers who provide supplemental investment research to the Manager may receive orders for transactions by the Fund. Such supplemental research services ordinarily consist of assessments and analyses of the business or prospects of a company, industry or economic sector. Information so received will be in addition to and not in lieu of the services required to be performed by the Manager under the Management Agreement. If in the judgment of the Manager the Fund will be benefited by supplemental research services, the Manager is authorized to pay brokerage commissions to a broker furnishing such services which are in excess of commissions that another broker may have charged for effecting the same transaction. The expenses of the Manager will not necessarily be reduced as a result of the receipt of such supplemental information, and the Manager may use such information in servicing its other accounts.

     The Fund anticipates that its brokerage transactions involving securities of companies domiciled in countries other than the United States will be conducted primarily on the principal stock exchanges of such countries. Brokerage commissions and other transaction costs on foreign stock exchange transactions are generally higher than in the United States, although the Fund will endeavor to achieve the best net results in effecting its portfolio transactions. There is generally less governmental supervision and regulation of foreign stock exchanges and brokers than in the United States.

     Foreign equity securities may be held by the Fund in the form of American Depositary Receipts (ADRs) or European Depositary Receipts (EDRs) or other securities convertible into foreign equity securities. ADRs and EDRs may be listed on stock exchanges, or traded in over-the-counter markets in the United States or Europe, as the case may be. ADRs, like other securities traded in the United States, will be subject to negotiated commission rates.


     The Fund invests in certain securities traded in the over-the-counter market and, where possible, deals directly with the dealers who make a market in the securities involved, except in those circumstances in which better prices and execution are available elsewhere. Under the Investment Company Act, persons affiliated with the Fund are prohibited from dealing with the Fund as principal in the purchase and sale of securities. Since transactions in the over-the-counter market usually involve transactions with dealers acting as principal for their own accounts, affiliated persons of the Fund, including Merrill Lynch, will not serve as the Fund's dealer in such transactions. However, affiliated persons of the Fund may serve as its broker in over-the-counter transactions conducted on an agency basis. For the year ended October 31, 1995, the Fund paid $181,779, $4,200 or 2.31% of which was paid to Merrill Lynch for effecting 1.05% of the aggregate dollar amount of transactions in which the Fund paid brokerage commissions.


     The Fund's ability and decisions to purchase or sell portfolio securities may be affected by laws or regulations relating to the convertibility and repatriation of assets. Because the shares of the Fund are redeemable on a daily basis in United States dollars, the Fund intends to manage its portfolio so as to give reasonable assurance that it will be able to obtain United States dollars to the extent necessary to meet anticipated redemptions. Under present conditions, it is not believed that these considerations will have any significant effect on its portfolio strategy.

     Section 11(a) of the Securities Exchange Act of 1934, as amended, generally prohibits members of the United States national securities exchanges from executing transactions for their affiliates and institutional accounts which they manage unless the member (i) has obtained prior express authorization from the account to effect such transactions, (ii) at least annually furnishes the account with a statement of the aggregate compensation received by the member in effecting such transactions, and (iii) complies with any rules the Commission has prescribed with respect to the requirements of clauses (i) and (ii). To the extent Section 11(a) would apply to Merrill Lynch acting as a broker for the Fund in any of its portfolio transactions executed on any such securities exchange of which it is a member, appropriate consents have been obtained from the Fund and annual statements as to aggregate compensation will be provided to the Fund.


     For the year ended October 31, 1995, Merrill Lynch effected one portfolio transaction pursuant to such contract aggregating $704,200.



     The Directors of the Fund have considered the possibility of recapturing for the benefit of the Fund brokerage commissions, dealer spreads and other expenses of possible portfolio transactions, such as underwriting commissions, by conducting such portfolio transactions through affiliated entities, including Merrill Lynch. For example, brokerage commissions received by Merrill Lynch could be offset against the management fee paid by the Fund to the Manager. After considering all factors deemed relevant, the Directors made a determination not to seek such recapture. The Directors will reconsider this matter from time to time.

                        DETERMINATION OF NET ASSET VALUE

     Reference is made to "Additional Information -- Determination of Net Asset Value" in the Prospectus concerning the determination of net asset value.


     The net asset value of the shares of all classes of the Fund is determined once daily Monday through Friday, 15 minutes after the close of business on the New York Stock Exchange (generally, 4:00 P.M. New York time), on each day during which the New York Stock Exchange is open for trading. The New York Stock Exchange is not open on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation. The net asset value is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time.



     Expenses, including the fees payable to the Manager, are accrued daily. The per share net asset value of the Class B, Class C and Class D shares generally will be lower than the per share net asset value of the Class A shares, reflecting the higher daily expense accruals of the account maintenance, distribution and higher transfer agency fees applicable with respect to the Class B and Class C shares and the daily expense accruals of the account maintenance fees applicable with respect to the Class D shares; moreover, the per share net asset value of the Class B and Class C shares generally will be lower than the per share net asset value of its Class D shares reflecting the daily expense accruals of the distribution fees and higher transfer agency fees applicable with respect to the Class B and Class C shares of the Fund. It is expected, however, that the per share net asset value of the four classes will tend to converge (although not necessarily meet) immediately after the payment of dividends or distributions, which will differ by approximately the amount of the expense accrual differentials between the classes.



     Portfolio securities that are traded on stock exchanges are valued at the last sale price (regular way) on the exchange on which such securities are traded as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Directors as the primary market. Securities traded in the over-the-counter market are valued at the last available bid price in the over-the-counter market prior to the time of valuation. Securities traded on a stock exchange and the over-the-counter market will be valued according to the broadest and most representative market. The amount of the premium received by the Fund when it writes a call option will be recorded on the Fund's books as an asset and equivalent liability. The amount of the liability shall be subsequently valued to reflect the current market value of the option written, based upon the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased by the Fund shall be valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Other investments, including futures contracts and related options, shall be stated at market value.


     Where there is no market quotation on securities or options, fair market value will be determined in good faith by or under the direction of the Fund's Directors. Such valuations and procedures will be reviewed periodically by the Directors.

                              SHAREHOLDER SERVICES

     The Fund offers a number of shareholder services described below which are designated to facilitate investment in its shares. Full details as to each of such services and copies of the various plans described below can be obtained from the Fund, the Distributor or Merrill Lynch.

INVESTMENT ACCOUNT


     Each shareholder whose account is maintained at the Transfer Agent has an Investment Account and will receive statements, at least quarterly, from the Transfer Agent showing any reinvestments of dividends and capital gains distributions and any other activity in the account since the previous statement. Shareholders will receive separate transaction confirmations for each purchase or sale transaction other than the automatic investment purchase and the reinvestment of ordinary income dividends and long-term capital gain distributions. Shareholders may make additions to their Investment Account at any time by mailing a check directly to the Transfer Agent.


     Share certificates are issued only for full shares and only upon the specific request of the shareholder who has an Investment Account. Issuance of certificates representing all or only part of the full shares in an Investment Account may be requested by shareholders directly from the Transfer Agent.


     Shareholders considering transferring their Class A or Class D shares from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the Class A or Class D shares are to be transferred will not take delivery of shares of the Fund, a shareholder either must redeem the Class A or Class D shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm or such shareholder must continue to maintain an Investment Account at the Transfer Agent for those Class A or Class D shares. Shareholders interested in transferring their Class B or Class C shares from Merrill Lynch and who do not wish to have an Investment Account maintained for such shares at the Transfer Agent may request their new brokerage firm to maintain such shares in an account registered in the name of the brokerage firm for the benefit of the shareholder. If the new brokerage firm is willing to accommodate the shareholder in this manner, the shareholder must request that he be issued certificates for his shares, and then must turn the certificates over to the new firm for re-registration as described in the preceding sentence.


AUTOMATIC INVESTMENT PLANS


     A shareholder may make additions to an Investment Account at any time by purchasing Class A shares (if he or she is an eligible Class A investor as described in the Prospectus) or Class B, Class C or Class D shares at the applicable public offering price either through the shareholder's securities dealer, or by mail directly to the Transfer Agent, acting as agent for such securities dealer. Voluntary accumulation also can be made through a service known as the Fund's Automatic Investment Plan whereby the Fund is authorized through pre-authorized checks or automated clearing house debits of $50 or more to charge the regular bank account of the shareholder on a regular basis to provide systematic additions to the Investment Account of such shareholder. The Fund's Automatic Investment Plan is not available to shareholders whose shares are held in brokerage accounts with Merrill Lynch. Alternatively, investors who maintain CMA(R) accounts may arrange to have periodic investments made in the Fund, in their CMA(R) accounts or in certain related accounts in amounts of $100 or more ($1 for retirement accounts) through the CMA(R) Automated Investment Program.

AUTOMATIC REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS


     Unless specific instructions are given as to the method of payment of ordinary income dividends and capital gains distributions, dividends and distributions will be reinvested automatically additionally in shares of the Fund. Such reinvestment will be at the net asset value of shares of the Fund as of the close of business on the ex-dividend date of the dividend or distribution. Shareholders may elect in writing to receive either their dividends or capital gains distributions, or both, in cash, in which event payment will be mailed or direct deposited on or about the payment date. Cash payments also can be direct deposited to the shareholder's bank account.


     Shareholders may, at any time, notify the Transfer Agent in writing or by telephone (1-800-MER-FUND) that they no longer wish to have their dividends and/or capital gains distributions reinvested in shares of the Fund or vice versa and, commencing ten days after the receipt by the Transfer Agent of such notice, those instructions will be effected.

SYSTEMATIC WITHDRAWAL PLANS -- CLASS A AND CLASS D SHARES


     A Class A or Class D shareholder may elect to make systematic withdrawals from an Investment Account in the form of payments by check or through automatic payment by direct deposit to such shareholder's bank account on either a monthly or quarterly basis as provided below. Quarterly withdrawals are available for shareholders who have acquired Class A or Class D shares of the Fund having a value, based on cost or the current offering price, of $5,000 or more, and monthly withdrawals are available for shareholders with Class A or Class D shares with such a value of $10,000 or more.


     At the time of each withdrawal payment, sufficient Class A or Class D shares are redeemed from those on deposit in the shareholder's account to provide the withdrawal payment specified by the shareholder. The shareholder may specify either a dollar amount or a percentage of the value of his Class A or Class D shares. Redemptions will be made at net asset value as determined 15 minutes after the close of business on the New York Stock Exchange (generally, 4:00 P.M., New York time) on the 24th day of each month or the 24th day of the last month of each quarter, whichever is applicable. If the New York Stock Exchange is not open for business on such date, the Class A or Class D shares will be redeemed at the close of business on or about the following business day. The check for the withdrawal payment will be mailed, or the direct deposit for the withdrawal payment will be made, on the next business day following redemption. When a shareholder is making systematic withdrawals, dividends and distributions on all Class A or Class D shares in the Investment Account are reinvested automatically in the Class A or Class D shares. A shareholder's Systematic Withdrawal Plan may be terminated at any time, without charge or penalty, by the shareholder, the Fund, the Fund's transfer agent or the Distributor. Withdrawal payments should not be considered as dividends, yield or income. Each withdrawal is a taxable event. If periodic withdrawals continuously exceed reinvested dividends, the shareholder's original investment may be reduced correspondingly. Purchases of additional Class A or Class D shares concurrent with withdrawals are ordinarily disadvantageous to the shareholder because of sales charges and tax liabilities. The Fund will not knowingly accept purchase orders for Class A or Class D shares of the Fund from investors who maintain a Systematic Withdrawal Plan unless such purchase is equal to at least one year's scheduled withdrawals or $1,200, whichever is greater. Periodic investments may not be made into an Investment Account in which the shareholder has elected to make systematic withdrawals.

     A Class A or Class D shareholder whose shares are held within a CMA(R), CBA(R) or Retirement Account may elect to have shares redeemed on a monthly, bimonthly, quarterly, semiannual or annual basis through the Systematic Redemption Program. The minimum fixed dollar amount redeemable is $25. The proceeds of systematic redemptions will be posted to the shareholder's account five business days after the date the shares are redeemed. Monthly systematic redemptions will be made at net asset value on the first Monday of each month, bimonthly systematic redemptions will be made at net asset value on the first Monday of every other month, and quarterly, semiannual or annual redemptions are made at net asset value on the first Monday of months selected at the shareholder's option. If the first Monday of the month is a holiday, the redemption will be processed at net asset value on the next business day. The CMA(R)/CBA(R) Systematic Redemption Program is not available if Fund shares are being purchased within the account pursuant to the CMA(R)/CBA(R) Automatic Investment Program. For more information on the CMA(R)/CBA(R) Systematic Redemption Program, eligible shareholders should contact their Financial Consultant.


RETIREMENT PLANS

     Self-directed individual retirement accounts and other retirement plans are available from Merrill Lynch. Under these plans, investments may be made in the Fund and in certain of the other mutual funds sponsored by Merrill Lynch as well as in other securities. Merrill Lynch charges an initial establishment fee and an annual custodial fee for each account. Information with respect to these plans is available upon request from Merrill Lynch. The minimum initial purchase to establish any such plan is $100, and the minimum subsequent purchase is $1.

     Capital gains and income received in each of the plans referred to above are exempt from Federal taxation until distributed from the plans. Investors considering participation in any such plan should review specific tax laws relating thereto and should consult their attorneys or tax advisers with respect to the establishment and maintenance of any such plan.

EXCHANGE PRIVILEGE

     Shareholders of each class of shares of the Fund have an exchange privilege with certain other MLAM-advised mutual funds listed below. Under the Merrill Lynch Select Pricing(SM) System, Class A shareholders may exchange Class A shares of the Fund for Class A shares of a second MLAM-advised mutual fund if the shareholder holds any Class A shares of the second fund in his account in which the exchange is made at the time of the exchange or is otherwise eligible to purchase Class A shares of the second fund. If the Class A shareholder wants to exchange Class A shares for shares of a second MLAM-advised mutual fund, but does not hold Class A shares of the second fund in his account at the time of the exchange and is not otherwise eligible to acquire Class A shares of the second fund, the shareholder will receive Class D shares of the second fund as a result of the exchange. Class D shares also may be exchanged for Class A shares of a second MLAM-advised mutual fund at any time as long as, at the time of the exchange, the shareholder holds Class A shares of the second fund in the account in which the exchange is made or is otherwise eligible to purchase Class A shares of the second fund. Class B, Class C and Class D shares are exchangeable with shares of the same class of other MLAM-advised mutual funds. For purposes of computing the CDSC that may be payable upon a disposition of the shares acquired in the exchange, the holding period for the previously owned shares of the Fund is "tacked" to the holding period of the newly acquired shares of the other fund as more fully described below. Class A, Class B, Class C and Class D shares also are exchangeable for shares of certain MLAM-advised money market funds specifically designated below as available for exchange by holders of Class A, Class B, Class C or Class D shares. Shares with a net asset value of at least $100 are required to qualify for the exchange privilege, and any shares utilized in an exchange must have been held by the shareholder for 15 days. It is contemplated that the exchange privilege may be applicable to other new mutual funds whose shares may be distributed by the Distributor.

     Exchanges of Class A or Class D shares outstanding ("outstanding Class A or Class D shares") for Class A or Class D shares of another MLAM-advised mutual fund ("new Class A or Class D shares") are transacted on the basis of relative net asset value per Class A or Class D share, respectively, plus an amount equal to the difference, if any, between the sales charge previously paid on the outstanding Class A or Class D shares and the sales charge payable at the time of the exchange on the new Class A or Class D shares. With respect to outstanding Class A or Class D shares as to which previous exchanges have taken place, the "sales charge previously paid" shall include the aggregate of the sales charges paid with respect to such Class A or Class D shares in the initial purchase and any subsequent exchange. Class A or Class D shares issued pursuant to dividend reinvestment are sold on a no-loan basis in each of the funds offering Class A or Class D shares. For purposes of the exchange privilege, Class A and Class D shares acquired through dividend reinvestment shall be deemed to have been sold with a sales charge equal to the sales charge previously paid on the Class A or Class D shares on which the dividend was paid. Based on this formula, Class A and Class D shares of the Fund generally will be exchanged into the Class A or Class D shares of the other funds or into shares of the Class A and Class D money market funds without a sales charge.

     In addition, each of the funds with Class B and Class C shares outstanding ("outstanding Class B or Class C shares") offers to exchange its Class B or Class C shares for Class B or Class C shares, respectively, of another MLAM-advised mutual fund ("new Class B or Class C shares") on the basis of relative net asset value per Class B or Class C share, without the payment of any CDSC that might otherwise be due on redemption of the outstanding shares. Class B shareholders of the Fund exercising the exchange privilege will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the new Class B shares acquired through use of the exchange privilege. In addition, Class B shares of the Fund acquired through use of the exchange privilege will be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B or Class C shares of the fund from which the exchange has been made. For purposes of computing the sales load that may be payable on a disposition of the new Class B or Class C shares, the holding period for the outstanding Class B or Class C shares is "tacked" to the holding period of the new Class B or Class C shares. For example, an investor may exchange Class B or Class C shares of the Fund for those of Merrill Lynch Special Value Fund, Inc. ("Special Value Fund") after having held the Fund's Class B shares for two and a half years. The 2% CDSC that generally would apply to redemption would not apply to the exchange. Three years later the investor may decide to redeem the Class B shares of Special Value Fund and receive cash. There will be no CDSC due on this redemption, since by "tacking" the two and a half year holding period of the Fund's Class B shares to the three year holding period for the Special Value Fund Class B shares, the investor will be deemed to have held the new Class B shares for more than five years.

     Shareholders also may exchange shares of the Fund into shares of a money market fund advised by the Manager or its affiliates, but the period of time that Class B or Class C shares are held in a money market fund will not count towards satisfaction of the holding period requirement for purposes of reducing the CDSC or, with respect to Class B shares, towards satisfaction of the conversion period. However, shares of a money market fund which were acquired as a result of an exchange for Class B or Class C shares of a fund may, in turn, be exchanged back into Class B or Class C shares, respectively, of any fund offering such shares, in which event the holding period for Class B or Class C shares of the fund will be aggregated with previous holding periods for purposes of reducing the CDSC. Thus, for example, an investor may exchange Class B shares of the Fund for shares of Merrill Lynch Institutional Fund after having held the Fund Class B shares for two and a half years and three years later decide to redeem the shares of Merrill Lynch Institutional Fund

("Institutional Fund") for cash. At the time of this redemption, the 2% CDSC that would have been due had the Class B shares of the Fund been redeemed for cash rather than exchanged for shares of Institutional Fund will be payable. If, instead of such redemption the shareholder exchanged such shares for Class B shares of a fund which the shareholder continued to hold for an additional two and a half years, any subsequent redemption will not incur a CDSC.

     Set forth below is a description of the investment objectives of the other funds into which exchanges can be made are as follows:


Funds Issuing Class A, Class B, Class C and Class D Shares:


MERRILL LYNCH ADJUSTABLE RATE
  SECURITIES FUND, INC........   High current income consistent with a policy of
                                 limiting the degree of fluctuation in net asset value of fund shares resulting from movements in interest rates through investment primarily in a portfolio of adjustable rate securities.

MERRILL LYNCH AMERICAS
  INCOME FUND, INC............   A high level of current income, consistent with
                                 prudent investment risk, by investing primarily in debt securities denominated in a currency of a country located in the Western Hemisphere
                                 (i.e., North and South America and the
                                 surrounding waters).

MERRILL LYNCH ARIZONA LIMITED
  MATURITY MUNICIPAL
  BOND FUND...................   A portfolio of Merrill Lynch Multi-State
                                 Limited Maturity Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from Federal and Arizona income taxes as is consistent with prudent investment management through investment in a portfolio primarily of intermediate-term investment grade Arizona
                                 Municipal Bonds.

MERRILL LYNCH ARIZONA
  MUNICIPAL BOND FUND.........   A portfolio of Merrill Lynch Multi-State
                                 Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from Federal and Arizona income taxes as is consistent with prudent investment management.

MERRILL LYNCH ARKANSAS
  MUNICIPAL BOND FUND.........   A portfolio of Merrill Lynch Multi-State
                                 Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from Federal and Arkansas income taxes as is consistent with prudent investment management.

MERRILL LYNCH ASSET GROWTH
  FUND, INC...................   High total investment return, consistent with
                                 prudent risk, from investment in United States and foreign equity, debt and money market securities, the combination of which will be varied both with respect to types of securities and markets in response to changing market and economic trends.

MERRILL LYNCH ASSET INCOME
  FUND, INC...................   A high level of current income through
                                 investment primarily in United States fixed income securities.


MERRILL LYNCH BASIC VALUE
  FUND, INC...................   Capital appreciation and, secondarily, income
                                 through investments in securities, primarily equities, that are undervalued and therefore represent basic investment value.


MERRILL LYNCH CALIFORNIA
  INSURED MUNICIPAL
  BOND FUND...................   A portfolio of Merrill Lynch California
                                 Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from Federal and California income taxes as is consistent with prudent investment management through investment in a portfolio primarily of insured California
                                 Municipal Bonds.

MERRILL LYNCH CALIFORNIA
  LIMITED MATURITY MUNICIPAL
  BOND FUND...................   A portfolio of Merrill Lynch Multi-State
                                 Limited Maturity Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from Federal and California income taxes as is consistent with prudent investment management through investment in a portfolio primarily of intermediate-term investment grade California
                                 Municipal Bonds.

MERRILL LYNCH CALIFORNIA
  MUNICIPAL BOND FUND.........   A portfolio of Merrill Lynch California
                                 Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from Federal and California income taxes as is consistent with prudent investment management.

MERRILL LYNCH CAPITAL
  FUND, INC...................   The highest total investment return consistent
                                 with prudent risk through a fully managed investment policy utilizing equity, debt and convertible securities.

MERRILL LYNCH COLORADO
  MUNICIPAL BOND FUND.........   A portfolio of Merrill Lynch Multi-State
                                 Municipal Series, a series fund, whose
                                 objective is to provide as high a level of income exempt from Federal and Colorado income taxes as is consistent with prudent investment management.

MERRILL LYNCH CONNECTICUT
  MUNICIPAL BOND FUND.........   A portfolio of Merrill Lynch Multi-State
                                 Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from Federal and Connecticut income taxes as is consistent with prudent investment management.

MERRILL LYNCH CORPORATE
  BOND FUND, INC..............   Current income from three separate diversified
                                 portfolios of fixed income securities.

MERRILL LYNCH DEVELOPING
  CAPITAL MARKETS FUND, INC...   Long-term appreciation through investment in
                                 securities, principally equities, of issuers in countries having smaller capital markets.

MERRILL LYNCH DRAGON
  FUND, INC...................   Capital appreciation primarily through
                                 investment in equity and debt securities of issuers domiciled in developing countries located in Asia and the Pacific Basin.

MERRILL LYNCH EUROFUND........   Capital appreciation primarily through
                                 investment in equity securities of corporations domiciled in Europe.

MERRILL LYNCH FEDERAL
  SECURITIES TRUST............   High current return through investments in U.S.
                                 Government and Government agency securities, including GNMA mortgage-backed certificates and other mortgage-backed Government securities.

MERRILL LYNCH FLORIDA
  LIMITED MATURITY MUNICIPAL
  BOND FUND...................   A portfolio of Merrill Lynch Multi-State
                                 Limited Maturity Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from Federal income taxes as is consistent with prudent investment management while serving to offer shareholders the opportunity to own securities exempt from Florida intangible personal property taxes through investment in a portfolio primarily of intermediate-term investment grade Florida Municipal Bonds.

MERRILL LYNCH FLORIDA
  MUNICIPAL BOND FUND.........   A portfolio of Merrill Lynch Multi-State
                                 Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from Federal income taxes as is consistent with prudent investment management while seeking to offer shareholders the opportunity to own securities exempt from Florida intangible personal property taxes.

MERRILL LYNCH FUND
  FOR TOMORROW, INC. .........   Long-term growth through investment in a
                                 portfolio of good quality securities, primarily common stock, potentially positioned to bene-fit from demographic and cultural changes as they affect consumer markets.

MERRILL LYNCH FUNDAMENTAL
  GROWTH FUND, INC. ..........   Long-term growth through investment in a
                                 diversified portfolio of equity securities placing particular emphasis on companies that have exhibited an above-average growth rate in earnings.


MERRILL LYNCH FUNDAMENTAL
  VALUE PORTFOLIO
  (AVAILABLE ONLY FOR
  EXCHANGES BY CERTAIN
  INDIVIDUAL RETIREMENT
  ACCOUNTS FOR WHICH MERRILL
  LYNCH ACTS AS CUSTODIAN AND
  BY CERTAIN CBA(R) ACCOUNTS
  AND CMA(R) SUB-ACCOUNTS)....   A portfolio of Merrill Lynch Asset Builder
                                 Program, Inc., a series fund, whose objective is to provide capital appreciation and income by investing in securities, with at least 65% of the portfolio's assets being invested in equities.


MERRILL LYNCH GLOBAL
  ALLOCATION FUND, INC. ......   High total investment return, consistent with
                                 prudent risk, through a fully managed
                                 investment policy utilizing United States and foreign equity, debt and money market securities, the combination of which will be varied from time to time both with respect to the types of securities and markets in response to changing market and economic trends.


MERRILL LYNCH GLOBAL BOND FUND
  FOR INVESTMENT AND
  RETIREMENT..................   High total investment return from investment in
                                 government and corporate bonds denominated in various currencies and multinational currency units.


MERRILL LYNCH GLOBAL
  HOLDINGS, INC.
  (RESIDENTS OF ARIZONA MUST
  MEET INVESTOR SUITABILITY
  STANDARDS)..................   The highest total investment return consistent
                                 with prudent risk through worldwide investment in an internationally diversified portfolio of securities.

MERRILL LYNCH GLOBAL
  OPPORTUNITY PORTFOLIO
  (AVAILABLE ONLY FOR
  EXCHANGES BY CERTAIN
  INDIVIDUAL RETIREMENT
  ACCOUNTS FOR WHICH MERRILL
  LYNCH ACTS AS CUSTODIAN AND
  BY CERTAIN CBA(R) ACCOUNTS
  AND CMA(R) SUB-ACCOUNTS)....   A portfolio of Merrill Lynch Asset Builder
                                 Program, Inc., a series fund, whose objective is to provide a high total investment return through an investment policy utilizing United
                                 States and foreign equity, debt and money market securities, the combination of which will vary depending upon changing market and economic trends.


MERRILL LYNCH GLOBAL
  RESOURCES TRUST.............   Long-term growth and protection of capital from
                                 investment in securities of domestic and foreign companies that possess substantial natural resource assets.

MERRILL LYNCH GLOBAL
  SMALLCAP FUND, INC. ........   Long-term growth of capital by investing
                                 primarily in equity securities of issuers with relatively small market capitalizations located in various foreign countries and in the United
                                 States.

MERRILL LYNCH GLOBAL
  UTILITY FUND, INC. .........   Capital appreciation and current income through
                                 investment of at least 65% of its total assets in equity and debt securities issued by domestic and foreign companies which are primarily engaged in the ownership or operation of facilities used to generate, transmit or distribute electricity, telecommunications, gas or water.


MERRILL LYNCH GROWTH FUND FOR
  INVESTMENT AND RETIREMENT...   Growth of capital and, secondarily, income from
                                 investment in a diversified portfolio of equity securities placing principal emphasis on those securities which management of the fund believes to be undervalued.



MERRILL LYNCH GROWTH
  OPPORTUNITY PORTFOLIO
  (AVAILABLE ONLY FOR
  EXCHANGES BY CERTAIN
  INDIVIDUAL RETIREMENT
  ACCOUNTS FOR WHICH MERRILL
  LYNCH ACTS AS CUSTODIAN AND
  BY CERTAIN CBA(R) ACCOUNTS
  AND CMA(R) SUB-ACCOUNTS)....   A portfolio of Merrill Lynch Asset Builder
                                 Program, Inc., a series fund, whose objective is to seek long-term growth of capital by investing in a portfolio of equity securities placing particular emphasis on companies that have exhibited above-average growth rates in earnings.


MERRILL LYNCH HEALTHCARE FUND,
  INC.
  (RESIDENTS OF WISCONSIN MUST
  MEET INVESTOR SUITABILITY
  STANDARDS)..................   Capital appreciation through worldwide
                                 investment in equity securities of companies that derive or are expected to derive a substantial portion of their sales from products and services in healthcare.

MERRILL LYNCH INTERNATIONAL
  EQUITY FUND.................   Capital appreciation and, secondarily, income
                                 by investing in a diversified portfolio of equity securities of issuers located in countries other than the United States.

MERRILL LYNCH LATIN AMERICA
  FUND, INC...................   Capital appreciation by investing primarily in
                                 Latin American equity and debt securities.

MERRILL LYNCH MARYLAND
  MUNICIPAL BOND FUND.........   A portfolio of Merrill Lynch Multi-State
                                 Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from Federal and Maryland income taxes as is consistent with prudent investment management.

MERRILL LYNCH MASSACHUSETTS
  LIMITED MATURITY MUNICIPAL
  BOND FUND...................   A portfolio of Merrill Lynch Multi-State
                                 Limited Maturity Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from Federal and Massachusetts income taxes as is consistent with prudent investment management through investment in a portfolio primarily of intermediate-term investment grade
                                 Massachusetts Municipal Bonds.

MERRILL LYNCH MASSACHUSETTS
  MUNICIPAL BOND FUND.........   A portfolio of Merrill Lynch Multi-State
                                 Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from Federal and Massachusetts income taxes as is consistent with prudent investment management.

MERRILL LYNCH MICHIGAN
  LIMITED MATURITY MUNICIPAL
  BOND FUND...................   A portfolio of Merrill Lynch Multi-State
                                 Limited Maturity Municipal Series Trust, a series fund, whose objective is to provide a high level of income exempt from Federal and Michigan income taxes as is consistent with prudent investment management through investment in a portfolio primarily of intermediate-term investment grade Michigan
                                 Municipal Bonds.

MERRILL LYNCH MICHIGAN
  MUNICIPAL BOND FUND.........   A portfolio of Merrill Lynch Multi-State
                                 Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from Federal and Michigan income taxes as is consistent with prudent investment management.

MERRILL LYNCH MINNESOTA
  MUNICIPAL BOND FUND.........   A portfolio of Merrill Lynch Multi-State
                                 Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from Federal and Minnesota personal income taxes as is consistent with prudent investment management.

MERRILL LYNCH MUNICIPAL
  BOND FUND, INC..............   Tax-exempt income from three separate
                                 diversified portfolios of municipal bonds.

MERRILL LYNCH MUNICIPAL
  INTERMEDIATE TERM FUND......   Currently the only portfolio of Merrill Lynch
                                 Municipal Series Trust, a series fund, whose objective is to provide as high a level as possible of income exempt from Federal income taxes by investing in investment grade obligations with a dollar weighted average maturity of five to twelve years.

MERRILL LYNCH NEW JERSEY
  LIMITED MATURITY MUNICIPAL
  BOND FUND...................   A portfolio of Merrill Lynch Multi-State
                                 Limited Maturity Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from Federal and New Jersey income taxes as is consistent with prudent investment management through a portfolio primarily of intermediate-term investment grade New Jersey Municipal Bonds.

MERRILL LYNCH NEW JERSEY
  MUNICIPAL BOND FUND.........   A portfolio of Merrill Lynch Multi-State
                                 Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from Federal and New Jersey income taxes as is consistent with prudent investment management.

MERRILL LYNCH NEW MEXICO
  MUNICIPAL BOND FUND.........   A portfolio of Merrill Lynch Multi-State
                                 Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from Federal and New Mexico income taxes as is consistent with prudent investment management.

MERRILL LYNCH NEW YORK
  LIMITED MATURITY MUNICIPAL
  BOND FUND...................   A portfolio of Merrill Lynch Multi-State
                                 Limited Maturity Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from Federal, New
                                 York State and New York City income taxes as is consistent with prudent investment management through investment in a portfolio primarily of intermediate-term investment grade New York
                                 Municipal Bonds.

MERRILL LYNCH NEW YORK
  MUNICIPAL BOND FUND.........   A portfolio of Merrill Lynch Multi-State
                                 Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from Federal, New York State and New York City income taxes as is consistent with prudent investment management.

MERRILL LYNCH NORTH CAROLINA
  MUNICIPAL BOND FUND.........   A portfolio of Merrill Lynch Multi-State
                                 Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from Federal and North Carolina income taxes as is consistent with prudent investment management.

MERRILL LYNCH OHIO MUNICIPAL
  BOND FUND...................   A portfolio of Merrill Lynch Multi-State
                                 Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from Federal and Ohio income taxes as is consistent with prudent investment management.

MERRILL LYNCH OREGON
  MUNICIPAL BOND FUND.........   A portfolio of Merrill Lynch Multi-State
                                 Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from Federal and Oregon income taxes as is consistent with prudent investment management.

MERRILL LYNCH PACIFIC
  FUND, INC...................   Capital appreciation by investing in equity
                                 securities of corporations domiciled in Far
                                 Eastern and Western Pacific countries,
                                 including Japan, Australia, Hong Kong and
                                 Singapore.

MERRILL LYNCH PENNSYLVANIA
  LIMITED MATURITY MUNICIPAL
  BOND FUND...................   A portfolio of Merrill Lynch Multi-State
                                 Limited Maturity Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from Federal and Pennsylvania income taxes as is consistent with prudent investment management through investment in a portfolio of intermediate-term investment grade Pennsylvania Municipal Bonds.

MERRILL LYNCH PENNSYLVANIA
  MUNICIPAL BOND FUND.........   A portfolio of Merrill Lynch Multi-State
                                 Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from Federal and Pennsylvania personal income taxes as is consistent with prudent investment management.

MERRILL LYNCH PHOENIX
  FUND, INC. .................   Long-term growth of capital by investing in
                                 equity and fixed income securities, including tax-exempt securities, of issuers in weak financial condition or experiencing poor operating results believed to be undervalued relative to the current or prospective condition of such issuer.


MERRILL LYNCH QUALITY
  BOND PORTFOLIO
  (AVAILABLE ONLY FOR
  EXCHANGES BY CERTAIN
  INDIVIDUAL RETIREMENT
  ACCOUNTS FOR WHICH MERRILL
  LYNCH ACTS AS CUSTODIAN AND
  BY CERTAIN CBA(R) ACCOUNTS
  AND CMA(R) SUB-ACCOUNTS)....   A portfolio of Merrill Lynch Asset Builder
                                 Program, Inc., a series fund, whose objective is to provide a high level of current income through investment in a diversified portfolio of debt obligations, such as corporate bonds and notes, convertible securities, preferred stocks and governmental obligations.


MERRILL LYNCH SHORT-TERM
  GLOBAL INCOME FUND, INC. ...   As high a level of current income as is
                                 consistent with prudent investment management from a global portfolio of high quality debt securities denominated in various currencies and multinational currency units and having remaining maturities not exceeding three years.

MERRILL LYNCH SPECIAL
  VALUE FUND, INC. ...........   Long-term growth of capital from investments in
                                 securities, primarily common stocks, of
                                 relatively small companies believed to have special investment value and emerging growth companies regardless of size.

MERRILL LYNCH STRATEGIC
  DIVIDEND FUND...............   Long-term total return from investment in
                                 dividend paying common stocks which yield more than Standard & Poor's 500 Composite Stock
                                 Price Index.

MERRILL LYNCH TECHNOLOGY
  FUND, INC. .................   Capital appreciation through worldwide
                                 investment in equity securities of companies that derive or are expected to derive a substantial portion of their sales from products and services in technology.

MERRILL LYNCH TEXAS
  MUNICIPAL BOND FUND.........   A portfolio of Merrill Lynch Multi-State
                                 Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from Federal income taxes as is consistent with prudent investment management by investing primarily in a portfolio of long-term, investment grade obligations issued by the State of Texas, its political subdivisions, agencies and instrumentalities.


MERRILL LYNCH U.S. GOVERNMENT
  SECURITIES PORTFOLIO
  (AVAILABLE ONLY FOR
  EXCHANGES BY CERTAIN
  INDIVIDUAL RETIREMENT
  ACCOUNTS FOR WHICH MERRILL
  LYNCH ACTS AS CUSTODIAN AND
  BY CERTAIN CBA(R) ACCOUNTS
  AND CMA(R) SUB-ACCOUNTS)....   A portfolio of Merrill Lynch Asset Builder
                                 Program, Inc., a series fund, whose objective is to provide a high current return through investments in U.S. Government and government agency securities, including GNMA mortgage-backed certificates and other mortgage-backed government securities.


MERRILL LYNCH UTILITY INCOME
  FUND, INC. .................   High current income through investment in
                                 equity and debt securities issued by companies which are primarily engaged in the ownership or operation of facilities used to generate, transmit or distribute electricity, telecommunications, gas or water.

MERRILL LYNCH WORLD INCOME
  FUND, INC. .................   High current income by investing in a global
                                 portfolio of fixed income securities
                                 denominated in various currencies, including multinational currencies.

Class A Share
Money Market Funds:

MERRILL LYNCH READY
  ASSETS TRUST................   Preservation of capital, liquidity and the
                                 highest possible current income consistent with the foregoing objectives from the short-term money market securities in which the Trust invests.

MERRILL LYNCH RETIREMENT
  RESERVES MONEY FUND
  (AVAILABLE ONLY IF THE
  EXCHANGE OCCURS WITHIN
  CERTAIN RETIREMENT PLANS)...   Currently the only portfolio of Merrill Lynch
                                 Retirement Series Trust, a series fund, whose objectives are current income, preservation of capital and liquidity available from investing in a diversified portfolio of short-term money market securities.

MERRILL LYNCH U.S.A.
  GOVERNMENT RESERVES.........   Preservation of capital, current income and
                                 liquidity available from investing in direct obligations of the U.S. Government and repurchase agreements relating to such securities.

MERRILL LYNCH U.S. TREASURY
  MONEY FUND..................   Preservation of capital, liquidity and current
                                 income through investment exclusively in a diversified portfolio of short-term marketable securities which are direct obligations of the U.S. Treasury.

Class B, Class C and Class D Share
Money Market Funds:

MERRILL LYNCH
  GOVERNMENT FUND.............   A portfolio of Merrill Lynch Funds for
                                 Institutions Series, a series fund, whose objective is to provide current income consistent with liquidity and security of principal from investment in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities and in repurchase agreements secured by such obligations.

MERRILL LYNCH
  INSTITUTIONAL FUND..........   A portfolio of Merrill Lynch Funds for
                                 Institutions Series, a series fund, whose objective is to provide maximum current income consistent with liquidity and the maintenance of a high quality portfolio of money market securities.

MERRILL LYNCH INSTITUTIONAL
  TAX-EXEMPT FUND.............   A portfolio of Merrill Lynch Funds for
                                 Institutions Series, a series fund, whose objective is to provide current income exempt from Federal income taxes, preservation of capital and liquidity available from investing in a diversified portfolio of short-term, high quality municipal bonds.

MERRILL LYNCH TREASURY FUND...   A portfolio of Merrill Lynch Funds for
                                 Institutions Series, a series fund, whose objective is to provide current income consistent with liquidity and security of principal from investment in direct obligations of the U.S. Treasury and up to 10% of its total assets in repurchase agreements secured by such obligations.

     Before effecting an exchange, shareholders should obtain a currently effective prospectus of the fund into which the exchange is to be made.

     To exercise the exchange privilege, shareholders should contact their Merrill Lynch financial consultant, who will advise the Fund of the exchange. Shareholders of the Fund, and shareholders of the other funds described above with shares for which certificates have not been issued, may exercise the exchange privilege by wire through their securities dealers. The Fund reserves the right to require a properly completed Exchange Application. This exchange privilege may be modified or terminated in accordance with the rules of the Commission. The Fund reserves the right to limit the number of times an investor may exercise the exchange privilege. Certain funds may suspend the offering of their shares to the general public at any time and thereafter may resume such offering from time to time. The exchange privilege is available only to U.S. shareholders in states where the exchange legally may be made.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

     The Fund intends to distribute all its net investment income, if any. Dividends from such net investment income will be paid quarterly. All net realized long- or short-term capital gains, if any, will be distributed to the Fund's shareholders annually. From time to time, the Fund may declare a special distribution at or about the end of the calendar year in order to comply with a Federal income tax requirement that certain percentages of its ordinary income and capital gains be distributed during the calendar year. If in any fiscal year, the Fund has net income from certain foreign currency transactions, such income will be distributed annually. See "Shareholder Services -- Automatic Reinvestment of Dividends and Capital Gains Distributions" for information concerning the manner in which dividends and distributions may be reinvested automatically in shares of the Fund. Shareholders may elect in writing to receive any such dividends or distributions, or both, in cash. Dividends and distributions are taxable to shareholders, as discussed below, whether they are reinvested in shares of the Fund or received in cash. The per share dividends on each class of shares will be reduced as a result of any account maintenance, distribution and transfer agency fees applicable with respect to such class of shares. See "Determination of Net Asset Value".

TAXES

     The Fund intends to continue to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Internal Revenue Code of 1986, as amended. If it so qualifies, the Fund (but not its shareholders) will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains that it distributes to Class A, Class B, Class C and Class D shareholders (together, the "shareholders"). The Fund intends to distribute substantially all of such income.


     Dividends paid by the Fund from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereafter as "ordinary income dividends") are taxable to shareholders as ordinary income. Distributions made from an excess of net long-term capital gains over net short-term capital losses (including gains or losses from certain transactions in futures and options) ("capital gain dividends") are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has owned Fund shares. Any loss upon the sale or exchange of Fund shares held for six months or less, however, will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset).


     Dividends are taxable to shareholders even though they are reinvested in additional shares of the Fund. Not later than 60 days after the close of its taxable year, the Fund will provide its shareholders with a written notice designating the amounts of any ordinary income or capital gain dividends. A portion of the Fund's ordinary income dividends may be eligible for the dividends received deduction allowed to corporations under the Code, if certain requirements are met. For this purpose, the Fund will allocate dividends eligible for the dividends received deduction among the Class A, Class B, Class C and Class D shareholders according to a method (which it believes is consistent with the Securities and Exchange Commission rule permitting the issuance and sale of multiple classes of stock) that is based on the gross income allocable to Class A, Class B, Class C and Class D shareholders during the taxable year, or such other method as the Internal Revenue Service may prescribe. If the Fund pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.



     Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the U.S. withholding tax.


     Under certain provisions of the Code, some shareholders may be subject to a 31% withholding tax on ordinary income dividends, capital gain dividends and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.


     Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Shareholders may be able to claim United States foreign tax credits with respect to such taxes, subject to certain conditions and limitations contained in the Code. For example, certain retirement accounts cannot claim foreign tax credits on investments in foreign securities held in the Fund. If more than 50% in value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible, and intends, to file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to include their proportionate shares of such withholding taxes in their United States income tax returns as gross income, treat such proportionate shares as taxes paid by them, and deduct such proportionate shares in computing their taxable incomes or, alternatively, use them as foreign tax credits against their United States income taxes. No deductions for foreign taxes, however, may be claimed by noncorporate shareholders who do not itemize deductions. A shareholder that is a nonresident alien individual or a foreign corporation may be subject to U.S. withholding tax on the income resulting from the Fund's election described in this paragraph but may not be able to claim a credit or deduction against such

U.S. tax for the foreign taxes treated as having been paid by such shareholder. The Fund will report annually to its shareholders the amount per share of such withholding taxes. For this purpose, the Fund will allocate foreign taxes and foreign source income among the Class A, Class B, Class C and Class D shareholders according to a method similar to that described above for the allocation of dividends eligible for the dividends received deduction.


     No gain or loss will be recognized by Class B shareholders on the conversion of their Class B shares into Class D shares. A shareholder's basis in the Class D shares acquired will be the same as such shareholder's basis in the Class B shares converted, and the holding period of the acquired Class D shares will include the holding period for the converted Class B shares.

     If a shareholder exercises an exchange privilege within 90 days of acquiring the shares, then the loss the shareholder can recognize on the exchange will be reduced (or the gain increased) to the extent any sales charge paid to the Fund on the exchanged shares reduces any sales charge the shareholder would have owed upon the purchase of the new shares in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new shares.

     A loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.


     The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end, plus certain undistributed amounts from previous years. While the Fund intends to distribute its income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.



     The Fund may invest in securities rated in the medium to lower rating categories of nationally recognized rating organizations, and in unrated securities ("high yield securities"), as previously described. Some of these high yield securities may be purchased at a discount and may therefore cause the Fund to accrue income before amounts due under the obligations are paid. In addition, a portion of the interest payments on such high yield securities may be treated as dividends for Federal income tax purposes; in such case, if the issuer of such high yield securities is a domestic corporation, dividend payments by the Fund will be eligible for the dividends received deduction allowed to domestic corporations under the Code.


TAX TREATMENT OF OPTIONS AND FUTURES TRANSACTIONS

     The Fund may write, purchase or sell options, futures and forward foreign exchange contracts. Options and futures contracts that are "Section 1256 contracts" will be "marked to market" for Federal income tax purposes at the end of each taxable year, i.e., each such option or futures contract will be treated as sold for its fair market value on the last day of the taxable year. Unless such contract is a forward foreign exchange contract, or is a non-equity option or a regulated futures contract for a non-U.S. currency for which the Fund elects to have gain or loss treated as ordinary gain or loss under Code Section 988 (as described below), gain or loss from Section 1256 contracts will be 60% long-term and 40% short-term capital gain or loss. Application of these rules to Section 1256 contracts held by the Fund may alter the timing and character of distributions to shareholders. The mark-to-market rules outlined above, however, will not apply to certain transactions entered into by the Fund solely to reduce the risk of changes in price or interest or currency exchange rates with respect to its investments.


     A forward foreign exchange contract that is a Section 1256 contract will be marked to market, as described above. However, the character of gain or loss from such a contract will generally be ordinary under Code Section 988. The Fund may, nonetheless, elect to treat the gain or loss from certain forward foreign exchange contracts as capital. In this case, gain or loss realized in connection with a forward foreign exchange contract that is a Section 1256 contract will be characterized as 60% long-term and 40% short-term capital gain or loss.


     Code Section 1092, which applies to certain "straddles", may affect the taxation of the Fund's sales of securities and transactions in options, futures and forward foreign exchange contracts. Under Section 1092, the Fund may be required to postpone recognition for tax purposes of losses incurred in certain sales of securities and certain closing transactions in options, futures and forward foreign exchange contracts.


     One of the requirements for qualification as a RIC is that less than 30% of the Fund's gross income be derived from gains from the sale or other disposition of securities held for less than three months. Accordingly, the Fund may be restricted in effecting closing transactions within three months after entering into an option or futures contract.

SPECIAL RULES FOR CERTAIN FOREIGN CURRENCY TRANSACTIONS

     In general, gains from "foreign currencies" and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stocks, securities or foreign currencies will be qualifying income for purposes of determining whether the Fund qualifies as a RIC. It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument or how foreign currency options, futures, or forward foreign exchange contracts will be valued for purposes of the RIC diversification requirements applicable to the Fund.


     Under Code Section 988, special rules are provided for certain transactions in a foreign currency other than the taxpayer's functional currency (i.e., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from certain debt instruments, from certain forward contracts, from futures contracts that are not "regulated futures contracts" and from unlisted options will be treated as ordinary income or loss under Code Section 988. In certain circumstances, the Fund may elect capital gain or loss treatment for such transactions. Regulated futures contracts, as described above, will be taxed under Code Section 1256 unless application of Section 988 is elected by the Fund. In general, however, Code
Section 988 gains or losses will increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary income dividend distributions, and all or a portion of distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing the basis of each shareholder's Fund shares, and resulting in a capital gain for any shareholder who received a distribution greater than such shareholder's basis in Fund shares (assuming the shares were held as a capital asset). These rules and the mark-to-market rules described above, however, will not apply to certain transactions entered into by the Fund solely to reduce the risk of currency fluctuations with respect to its investments.


     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.


     Ordinary income and capital gain dividends may also be subject to state and local taxes.

     Certain states exempt from state income taxation dividends paid by RICs which are derived from interest on U.S. Government obligations. State law varies as to whether dividend income attributable to U.S. Government obligations is exempt from state income tax.

     Shareholders are urged to consult their own tax advisers regarding specific questions as to Federal, foreign, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Fund.

                                PERFORMANCE DATA

     From time to time the Fund may include its average annual total return and other total return data in advertisements or information furnished to present or prospective shareholders. From time to time, the Fund may include the Fund's Morningstar risk-adjusted performance ratings in advertisements or supplemental sales literature. Total return figures are based on the Fund's historical performance and are not intended to indicate future performance. Average annual total return is determined separately for Class A, Class B, Class C and Class D shares in accordance with formulas specified by the Commission.

     Average annual total return quotations for the specified periods are computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return is computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge in the case of Class A and Class D shares and the CDSC that would be applicable to a complete redemption of the investment at the end of the specified period in the case of Class B and Class C shares.

     The Fund also may quote annual, average annual and annualized total return and aggregate total return performance data, both as a percentage and as a dollar amount based on a hypothetical $1,000 investment, for various periods other than those noted below. Such data will be computed as described above, except that (1) as required by the periods of the quotations, actual annual, annualized or aggregate data, rather than average annual data, may be quoted and
(2) the maximum applicable sales charges will not be included with respect to annual or annualized rates of return calculations. Aside from the impact on the performance data calculations of including or excluding the maximum applicable sales charges, actual annual or annualized total return data generally will be lower than average annual total return data since the average rates of return reflect compounding of return; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over a longer period of time.


     Set forth in the tables below is total return information for the Class A, Class B, Class C and Class D shares of the Fund for the periods indicated.



                                            CLASS A SHARES*                                CLASS B SHARES
                               ------------------------------------------    ------------------------------------------
                                EXPRESSED AS A        REDEEMABLE VALUE        EXPRESSED AS A        REDEEMABLE VALUE
                               PERCENTAGE BASED       OF A HYPOTHETICAL      PERCENTAGE BASED       OF A HYPOTHETICAL
                               ON A HYPOTHETICAL    $1,000 INVESTMENT AT     ON A HYPOTHETICAL    $1,000 INVESTMENT AT
           PERIOD              $1,000 INVESTMENT    THE END OF THE PERIOD    $1,000 INVESTMENT    THE END OF THE PERIOD
----------------------------   -----------------    ---------------------    -----------------    ---------------------
                                                             AVERAGE ANNUAL TOTAL RETURN
                                                     (INCLUDING MAXIMUM APPLICABLE SALES CHARGES)
One Year Ended
  October 31, 1995..........          (0.42)%             $  995.80                  0.02%              $1,000.20
Five Years Ended
  October 31, 1995..........           8.89%              $1,530.90                  8.92%              $1,533.00
Inception (February 26,
  1988) to October 31,
  1995......................                                                         5.45%              $1,503.20
Inception (November 4, 1988)
  to October 31, 1995.......           5.96%              $1,499.30


                                            CLASS A SHARES*                                CLASS B SHARES
                               ------------------------------------------    ------------------------------------------
                                EXPRESSED AS A        REDEEMABLE VALUE        EXPRESSED AS A        REDEEMABLE VALUE
                               PERCENTAGE BASED       OF A HYPOTHETICAL      PERCENTAGE BASED       OF A HYPOTHETICAL
                               ON A HYPOTHETICAL    $1,000 INVESTMENT AT     ON A HYPOTHETICAL    $1,000 INVESTMENT AT
           PERIOD              $1,000 INVESTMENT    THE END OF THE PERIOD    $1,000 INVESTMENT    THE END OF THE PERIOD
----------------------------   -----------------    ---------------------    -----------------    ---------------------
                                                                 ANNUAL TOTAL RETURN
                                                     (EXCLUDING MAXIMUM APPLICABLE SALES CHARGES)
Year Ended October 31,
  1995......................           5.10%              $1,051.00                  4.01%              $1,040.10
  1994......................           0.61%              $1,006.10                 (0.37)%             $  996.30
  1993......................          17.64%              $1,176.40                 16.45%              $1,164.50
  1992......................          10.00%              $1,100.00                  8.77%              $1,087.70
  1991......................          18.09%              $1,180.90                 16.79%              $1,167.90
  1990......................          (7.86)%             $  921.40                 (8.68)%             $  913.20
  1989......................                                                         5.58%              $1,055.80
Inception (February 26,
  1988)
  to October 31, 1988.......                                                         1.70%              $1,017.00
Inception (November 4, 1988)
  to October 31, 1989.......           6.29%              $1,062.90


                                            CLASS A SHARES*                                CLASS B SHARES
                               ------------------------------------------    ------------------------------------------
                                EXPRESSED AS A        REDEEMABLE VALUE        EXPRESSED AS A        REDEEMABLE VALUE
                               PERCENTAGE BASED       OF A HYPOTHETICAL      PERCENTAGE BASED       OF A HYPOTHETICAL
                               ON A HYPOTHETICAL    $1,000 INVESTMENT AT     ON A HYPOTHETICAL    $1,000 INVESTMENT AT
           PERIOD              $1,000 INVESTMENT    THE END OF THE PERIOD    $1,000 INVESTMENT    THE END OF THE PERIOD
----------------------------   -----------------    ---------------------    -----------------    ---------------------
                                                                AGGREGATE TOTAL RETURN
                                                     (INCLUDING MAXIMUM APPLICABLE SALES CHARGES)
Inception (February 26,
  1988) to October 31,
  1995......................                                                        50.32%              $1,503.20
Inception (November 4, 1988)
  to October 31, 1995.......          49.93%              $1,499.30
                                                                        YIELD
30 days ended
  October 31, 1995..........           2.32%                                                                 1.34%

                                            CLASS C SHARES**                              CLASS D SHARES**
                               ------------------------------------------    ------------------------------------------
                                EXPRESSED AS A        REDEEMABLE VALUE        EXPRESSED AS A        REDEEMABLE VALUE
                               PERCENTAGE BASED       OF A HYPOTHETICAL      PERCENTAGE BASED       OF A HYPOTHETICAL
                               ON A HYPOTHETICAL    $1,000 INVESTMENT AT     ON A HYPOTHETICAL    $1,000 INVESTMENT AT
           PERIOD              $1,000 INVESTMENT    THE END OF THE PERIOD    $1,000 INVESTMENT    THE END OF THE PERIOD
----------------------------   -----------------    ---------------------    -----------------    ---------------------
                                                             AVERAGE ANNUAL TOTAL RETURN
                                                     (INCLUDING MAXIMUM APPLICABLE SALES CHARGES)
One Year Ended October 31,
  1995......................          2.90%               $1,029.00                 (0.63)%             $  993.70
Inception (October 21, 1994)
  to October 31, 1995.......          4.44%               $1,045.70                  0.02%              $1,000.20



                                            CLASS C SHARES**                              CLASS D SHARES**
                               ------------------------------------------    ------------------------------------------
                                EXPRESSED AS A        REDEEMABLE VALUE        EXPRESSED AS A        REDEEMABLE VALUE
                               PERCENTAGE BASED       OF A HYPOTHETICAL      PERCENTAGE BASED       OF A HYPOTHETICAL
                               ON A HYPOTHETICAL    $1,000 INVESTMENT AT     ON A HYPOTHETICAL    $1,000 INVESTMENT AT
           PERIOD              $1,000 INVESTMENT    THE END OF THE PERIOD    $1,000 INVESTMENT    THE END OF THE PERIOD
----------------------------   -----------------    ---------------------    -----------------    ---------------------
                                                                 ANNUAL TOTAL RETURN
                                                     (EXCLUDING MAXIMUM APPLICABLE SALES CHARGES)
One Year Ended October 31,
  1995......................          3.89%               $1,038.90                  4.87%              $1,048.70
Inception (October 21, 1994)
  to October 31, 1994.......          0.65%               $1,006.50                  0.65%              $1,006.50


                                            CLASS C SHARES**                              CLASS D SHARES**
                               ------------------------------------------    ------------------------------------------
                                EXPRESSED AS A        REDEEMABLE VALUE        EXPRESSED AS A        REDEEMABLE VALUE
                               PERCENTAGE BASED       OF A HYPOTHETICAL      PERCENTAGE BASED       OF A HYPOTHETICAL
                               ON A HYPOTHETICAL    $1,000 INVESTMENT AT     ON A HYPOTHETICAL    $1,000 INVESTMENT AT
           PERIOD              $1,000 INVESTMENT    THE END OF THE PERIOD    $1,000 INVESTMENT    THE END OF THE PERIOD
----------------------------   -----------------    ---------------------    -----------------    ---------------------
                                                                AGGREGATE TOTAL RETURN
                                                     (INCLUDING MAXIMUM APPLICABLE SALES CHARGES)
Inception (October 21, 1994)
  to October 31, 1995.......          4.57%               $1,045.70                  0.02%              $1,000.20

                                                                        YIELD
30 days ended
  October 31, 1995..........          1.36%                                          2.02%


---------------


 * Information as to Class A shares is presented for the period November 4, 1988 (commencement of operations) to October 31, 1995. Prior to November 4, 1988, no Class A shares were publicly issued.



** Information as to Class C and Class D shares is presented for the period
   October 21, 1994 (commencement of operations) to October 31, 1995. Prior to October 21, 1994, no Class C or Class D shares have been publicly issued.


     In order to reflect the reduced sales charges in the case of Class A or Class D shares or the waiver of the CDSC in the case of Class B or Class C shares applicable to certain investors, as described under "Purchase of Shares" and "Redemption of Shares", respectively, the total return data quoted by the Fund in advertisements directed to such investors may take into account the reduced, and not the maximum, sales charge or may take into account the waiver of the CDSC and therefore may reflect greater total return since, due to the reduced sales charges or the waiver of sales charges, a lower amount of expenses is deducted.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES

     The Fund was incorporated under Maryland law on October 22, 1987. It has an authorized capital of 400,000,000 shares of Common Stock, par value $0.10 per share, divided into four classes, designated Class A, Class B, Class C and Class D Common Stock, each of which consists of 100,000,000 shares. Class A, Class B, Class C and Class D Common Stock represent an interest in the same assets of the Fund and are identical in all respects except that the Class B, Class C and Class D shares bear certain expenses related to the account maintenance and/or distribution of such shares and have exclusive voting rights with respect to matters relating to such expenditures. The Board of Directors of the Fund may classify and reclassify the shares of the Fund into additional classes of Common Stock at a future date.


     Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held and will vote on the election of Directors and any other matter submitted to a shareholder vote. The Fund does not intend to hold meetings of shareholders in any year in which the Investment Company Act does not require shareholders to act upon any of the following matters: (i) election of Directors; (ii) approval of an investment advisory agreement; (iii) approval of a distribution agreement; and (iv) ratification of selection of independent accountants. Generally, under Maryland law, a meeting of shareholders may be called for any purpose on the written request of the holders of at least 25% of the outstanding shares of the Fund. Voting rights for Directors are not cumulative. Shares issued are fully paid and non-assessable and have no preemptive rights. Redemption and conversion rights are discussed elsewhere herein and in the Prospectus. Each share of Class B, Class C and Class D Common Stock is entitled to participate equally in dividends and distributions declared by the Fund and in the net assets of the Fund upon liquidation or dissolution after satisfaction of outstanding liabilities. Stock certificates will be issued by the Transfer Agent only on specific request. Certificates for fractional shares are not issued in any case.

     The Manager provided the initial capital for the Fund by purchasing 10,000 shares for $100,000. Such shares were acquired for investment and can only be disposed by redemption. The organizational expenses of the Fund were paid by the Fund and are being amortized over a period not exceeding five years. The proceeds realized by the Manager upon redemption of any of such shares will be reduced by the proportionate amount of the unamortized organizational expenses which the number of shares redeemed bears to the number of shares initially purchased.


COMPUTATION OF OFFERING PRICE PER SHARE



     An illustration of the computation of the offering price for Class A, Class B, Class C and Class D shares of the Fund based on the value of the Fund's net assets and number of shares outstanding on October 31, 1995, is calculated as set forth below.



                                            CLASS A         CLASS B        CLASS C        CLASS D
                                          -----------     -----------     ----------     ----------
Net Assets..............................  $23,633,829     $58,659,692     $4,598,551     $3,499,306
                                           ==========      ==========      =========      =========
Number of Shares Outstanding............    2,206,197       5,446,237        427,738        326,365
                                           ==========      ==========      =========      =========
Net Asset Value Per Share (net assets
  divided by number of shares
  outstanding)..........................       $10.71          $10.77         $10.75         $10.72
Shares Charge (for Class A and Class D
  shares: 5.25% of offering price (5.54%
  of net asset value per share))*.......         0.59              **             **           0.59
                                                 ----            ----           ----           ----
Offering Price..........................       $11.30          $10.77         $10.75         $11.31
                                               ======          ======         ======         ======


---------------
  * Rounded to the nearest one-hundredth percent; assumes maximum sales charge is applicable.
 ** Class B and Class C shares are not subject to an initial sales charge but may be subject to a CDSC on redemption of shares. See "Purchase of Shares -- Deferred Sales Charge Alternative -- Class B and Class C Shares" in the Prospectus.

INDEPENDENT AUDITORS



     Deloitte & Touche LLP, 117 Campus Drive, Princeton, New Jersey 08540-6400, has been selected as the independent auditors of the Fund. The independent auditors are responsible for auditing the annual financial statements of the Fund.


CUSTODIAN

     State Street Bank and Trust Company, P.O. Box 351, Boston, Massachusetts 02101, acts as the Custodian of the Fund's assets. The Custodian is responsible for safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund's investments.

TRANSFER AGENT


     Merrill Lynch Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, acts as the Fund's Transfer Agent. The Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts. See "Management of the Fund -- Transfer Agency Services" in the Prospectus.


LEGAL COUNSEL

     Brown & Wood, One World Trade Center, New York, New York 10048-0557, is counsel for the Fund.

REPORTS TO SHAREHOLDERS

     The fiscal year of the Fund ends on October 31 of each year. The Fund sends to its shareholders at least semi-annually reports showing the Fund's portfolio and other information. An annual report, containing financial statements audited by independent auditors, is sent to shareholders each year. After the end of each year, shareholders will receive Federal income tax information regarding dividends and capital gains distributions.

ADDITIONAL INFORMATION

     The Prospectus and this Statement of Additional Information do not contain all the information set forth in the Registration Statement and the exhibits relating thereto, which the Fund has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933 and the Investment Company Act, to which reference is hereby made.

                               ------------------
Under a separate agreement, Merrill Lynch & Co., Inc. has granted the Fund the right to use the "Merrill Lynch" name and has reserved the right to withdraw its consent to the use of such name by the Fund at any time or to grant the use of such name to any other company, and the Fund has granted Merrill Lynch & Co., Inc., under certain conditions, the use of any other name it might assume in the future, with respect to any corporation organized by Merrill Lynch & Co., Inc.


     To the knowledge of the Fund, no person owned beneficially 5% or more of the Fund's shares on January 16, 1996.

                                    APPENDIX

                           RATINGS OF DEBT SECURITIES

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S ("MOODY'S") CORPORATE RATINGS

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Note: Moody's may apply numerical modifiers 1, 2 and 3 in each generic rating classification from AA through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS

     The term "commercial paper" as used by Moody's means promissory obligations not having an original maturity in excess of nine months. Moody's makes no representations as to whether such commercial paper is by any other definition "commercial paper" or is exempt from registration under the Securities Act of 1933, as amended.

     Moody's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act of 1933, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

     Issuers rated PRIME-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. PRIME-1 repayment capacity will normally be evidenced by the following characteristics:

     -- Leading market positions in well established industries

     -- High rates of return on funds employed

     -- Conservative capitalization structures with moderate reliance on debt and ample asset protection

     -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation

     -- Well established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated PRIME-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Issuers rated PRIME-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

     Issuers rated NOT PRIME do not fall within any of the Prime rating categories.

     If an issuer represents to Moody's that its Commercial Paper obligations are supported by the credit of another entity or entities, then the name or names of such supporting entity or entities are listed within parentheses beneath the name of the issuer, or there is a footnote referring the reader to another page for the name or names of the supporting entity or entities. In assigning ratings to such issuers, Moody's evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment. Moody's makes no representation and gives no opinion on the legal validity or enforceability of any support arrangement. You are cautioned to review with your counsel any questions regarding particular support arrangements.

DESCRIPTION OF MOODY'S PREFERRED STOCK RATINGS

     Because of the fundamental differences between preferred stocks and bonds, a variation of the bond rating symbols is being used in the quality ranking of preferred stocks. The symbols, presented below, are designed to avoid comparison with bond quality in absolute terms. It should always be borne in mind that preferred stocks occupy a junior position to bonds within a particular capital structure and that these securities are rated within the universe of preferred stocks.

     Preferred stock rating symbols and their definitions are as follows:

aaa An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

a An issue which is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa An issue which is rated "baa" is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.

c This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Note: Moody's may apply numerical modifiers 1, 2 and 3 in each rating classification from "aa" through "b" in its preferred stock rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP ("STANDARD & POOR'S") CORPORATE DEBT RATINGS

     A Standard & Poor's corporate or municipal rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

     The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

     The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

     The ratings are based, in varying degrees, on the following considerations:
(1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

AAA Debt rated AAA has the highest rating assigned by Standard and Poor's. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

     Debt rated BB, B, CCC, CC and C is regarded, on balance, as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B Debt rated B has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

     The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC Debt rated CCC has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

     The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC rating.

C The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

CI The rating CI is reserved for income bonds on which no interest is being paid.

D Debt rated D is in payment default. The D rating category is also used when interest payments or principal repayments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     PLUS (+) or MINUS (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing with the major ratings categories.

     Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood or risk of default upon failure of such completion. The investor should exercise judgment with respect to such likelihood and risk.

L The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is insured by the Federal Savings & Loan Insurance Corp. or the Federal Deposit Insurance Corp. and interest is adequately collateralized.

     * Continuance of the rating is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

     NR Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

     Debt Obligations of Issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

     BOND INVESTMENT QUALITY STANDARDS: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA", "AA", "A", "BBB", commonly known as "investment grade" ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments may impose certain ratings or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

DESCRIPTION OF STANDARD & POOR'S COMMERCIAL PAPER RATINGS

     A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

A-3 Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated "B" are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period.

     A commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

DESCRIPTION OF STANDARD & POOR'S PREFERRED STOCK RATINGS

     A Standard & Poor's preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations. A preferred stock rating differs from a bond rating inasmuch as it is assigned to an equity issue, which issue is intrinsically different from, and subordinated to, a debt issue. Therefore, to reflect this difference, the preferred stock rating symbol will normally not be higher than the bond rating symbol assigned to, or that would be assigned to, the senior debt of the same issuer.

     The preferred stock ratings are based on the following considerations:

         I. Likelihood of payment-capacity and willingness of the issuer to meet the timely payment of preferred stock dividends and any applicable sinking fund requirements in accordance with the terms of the obligation.

         II. Nature of, and provisions of, the issue.

        III. Relative position of the issue in the event of bankruptcy, reorganization, or other arrangements affecting creditors' rights.

AAA This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA A preferred stock issue rated "AA" also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA".

A An issue rated "A" is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB An issue rated "BBB" is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead a weakened capacity to make payments for a preferred stock in this category than for issues in the "A" category.

BB B   Preferred stock rated "BB", "B", and "CCC" are regarded, on balance, as
CCC predominately speculative with respect to the issuer's capacity to pay preferred stock obligations. "BB" indicates the lowest degree of speculation and "CCC" the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CC The rating "CC" is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

C      A preferred stock rated "C" is a non-paying issue.

D A preferred stock rated "D" is a non-paying issue with the issuer in default on debt instruments.

     NR indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

     PLUS (+) or MINUS (-): To provide more detailed indications of preferred stock quality, the ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     The preferred stock ratings are not a recommendation to purchase or sell a security, inasmuch as market price is not considered in arriving at the rating. Preferred stock ratings are wholly unrelated to Standard & Poor's earnings and dividend rankings for common stocks.

     The ratings are based on current information furnished to Standard & Poor's by the issuer, and obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
MERRILL LYNCH GLOBAL CONVERTIBLE FUND, INC.:


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Global Convertible Fund, Inc. as of October 31, 1995, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.



We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1995, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Global Convertible Fund, Inc. as of October 31, 1995, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated period in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP
Princeton, New Jersey

December 4, 1995

SCHEDULE OF INVESTMENTS                                                                                            (in US dollars)
LATIN                                      Shares                                                                Value   Percent of
AMERICA         Industries                  Held             Common Stocks                          Cost       (Note 1a) Net Assets
Mexico          Utilities--Communications  20,000    Telefonos de Mexico, S.A. de C.V.
                                                     (TELMEX) (ADR) (a)                         $   756,200   $   550,000    0.61%

                                                     Total Investments in Latin American
                                                     Securities                                     756,200       550,000    0.61


NORTH
AMERICA

United States   Metals & Mining            10,000    WHX Corp.                                      179,350       103,750    0.11

                Retail Stores              70,741    Home Depot, Inc.                             3,249,362     2,635,102    2.92

                                                     Total Investments in United States
                                                     Common Stocks                                3,428,712     2,738,852    3.03


                                                             Convertible Preferred Stocks

Canada          Oil & Gas Producers        25,000    Occidental Petroleum Corp., Pfd.,
                                                     Series A                                     1,371,600     1,412,500    1.56

                                                     Total Investments in Canadian
                                                     Convertible Preferred Stocks                 1,371,600     1,412,500    1.56

United States   Chemicals                  20,000    Ashland Oil Inc., $6.75 Pfd.                 1,065,800     1,095,000    1.21

                Data Processing            20,000    UNISYS Corp., $3.75 Pfd., Series A           1,233,875       550,000    0.61

                Food/Beverage/

                Tobacco & Household        30,000    ConAgra Inc., Pfd., Class E                    998,025     1,177,500    1.30

                Insurance                  25,000    American General Corp., Pfd.                 1,306,729     1,293,750    1.43
                                           25,000    St. Paul Companies, Inc., Pfd.               1,307,892     1,350,000    1.49
                                                                                                -----------   -----------  -------
                                                                                                  2,614,621     2,643,750    2.92

                Metals & Mining            50,000    USX Corp., $3.25 Pfd.                        2,413,750     2,362,500    2.61
                                           35,500    WHX Corp., Pfd.                              1,630,980     1,566,438    1.73
                                           20,000    WHX Corp., Pfd. B                            1,000,150       840,000    0.93
                                                                                                -----------   -----------  -------
                                                                                                  5,044,880     4,768,938    5.27

                Real Estate
                Investment Trust           50,000    Merry Land & Investment Company,
                                                     Inc., Pfd.                                   1,261,637     1,368,750    1.52

                Transportation             20,000    Delta Airlines, Inc., $3.50 Pfd. C           1,010,350     1,107,500    1.23

                                                     Total Investments in United States
                                                     Convertible Preferred Stocks                13,229,188    12,711,438   14.06

SCHEDULE OF INVESTMENTS                                                                                            (in US dollars)
NORTH AMERICA                              Face                                                                  Value   Percent of
(concluded)     Industries                Amount            Convertible Bonds                       Cost       (Note 1a) Net Assets
United States   Automobile Parts   US$  3,010,000    The Pep Boys--Manny, Moe & Jack, 4%
                                                     due 9/01/1999                              $ 2,938,775   $ 2,829,400    3.13%

                Building &              3,050,000    Masco Corp., 5.25% due 2/15/2012             2,678,000     2,828,875    3.13
                Construction

                Chemicals               1,950,000    Ashland Oil Inc., 6.75% due 7/01/2014        1,914,000     1,930,500    2.13

                Computer Services         500,000    Cray Research, Inc., 6.125% due 2/01/2011      510,000       388,125    0.43

                Environmental           3,250,000    Browning-Ferris Industries, Inc., 6.25%
                Control                              due 8/15/2012                                3,246,250     3,233,750    3.58

                Industrial              2,000,000    Rouse Co., 5.75% due 7/23/2002               1,699,000     1,940,000    2.15

                Insurance               2,000,000    Aegon N.V., 4.75% due 11/01/2004             2,420,250     2,685,000    2.97

                Leisure                 3,289,850    Time Warner Inc., 8.75% due 1/10/2015        3,405,412     3,425,556    3.79

                Machine                 2,500,000    Cooper Industries, Inc., 7.05% due
                Diversified                          1/01/2015                                    2,572,500     2,525,000    2.79

                Metals & Mining         2,000,000    Homestake Mining Co., 5.50% due 6/23/2000    2,044,250     2,000,000    2.21
                                        2,000,000    USX Corp., 7% due 6/15/2017                  1,823,850     1,875,000    2.08
                                                                                                -----------   -----------  -------
                                                                                                  3,868,100     3,875,000    4.29

                Natural Gas             3,200,000    Consolidated Natural Gas Co., 7.25%
                                                     due 12/15/2015                               3,180,750     3,328,000    3.68

                Oil & Related           3,000,000    Pennzoil Co., 4.75% due 10/01/2003           2,814,750     2,827,500    3.13

                Transportation          2,200,000    Alaska Air Group, Inc., 6.50% due 6/15/2005  2,284,750     2,040,500    2.26

                                                     Total Investments in United States
                                                     Convertible Bonds                           33,532,537    33,857,206   37.46


                                                     Total Investments in
                                                     North American Securities                   51,562,037    50,719,996   56.11


PACIFIC                                    Shares
BASIN                                       Held             Common Stocks

Hong Kong       Utilities--Electric        70,000    Shandong Huaneng Power Company Ltd.
                                                     (ADR) (a)                                      704,200       560,000    0.62

                                                     Total Investments in Hong Kong
                                                     Common Stocks                                  704,200       560,000    0.62


Japan           Financial Services         10,000    Daiwa Securities Co., Ltd.                     109,055       117,647    0.13
                                           10,000    Nikko Securities Co., Ltd.                      91,790        93,530    0.10
                                           10,000    Yamaichi Securities Co., Ltd.                   94,005        52,549    0.06
                                                                                                -----------   -----------  -------
                                                                                                    294,850       263,726    0.29

                Machinery                  20,000    Shimadzu Corp.                                 156,900       111,373    0.13

                Trading                    50,000    Marubeni Corp.                                 241,883       244,118    0.27

                                                     Total Investments in Japanese
                                                     Common Stocks                                  693,633       619,217    0.69

                                            Face
                                           Amount        Convertible Bonds

Hong Kong       Food & Beverage    US$  2,000,000    Dairy Farms International Holdings Ltd.,
                                                     6.50% due 5/10/2049                          1,977,000     1,505,000    1.67

                Real Estate             3,500,000    Wharf Capital Ltd., 5% due 7/15/2000         3,640,000     3,718,750    4.11

                                                     Total Investments in Hong Kong
                                                     Convertible Bonds                            5,617,000     5,223,750    5.78


Japan           Auto & Truck       YEN 50,000,000    No. 2 Toyota Motor Corp., 1.20%
                                                     due 1/28/1998                                  572,731       522,059    0.58

                Chemicals             100,000,000    No. 6 Sumitomo Chemical Co., 1.20%
                                                     due 9/29/2006                                1,042,946     1,160,784    1.28

                Electronics            30,000,000    No. 3 Matsushita Electric Industrial Co.,
                                                     1.40% due 9/30/1996                            362,443       313,235    0.35
                                       50,000,000    No. 5 Matsushita Electric Industrial Co.,
                                                     1.30% due 3/29/2002                            513,387       505,882    0.56
                                       50,000,000    No. 6 Matsushita Electric Industrial Co.,
                                                     1.40% due 3/31/2004                            568,638       505,392    0.56
                                       75,000,000    No. 11 Sharp Corp., 1.50% due 9/30/1998        803,237       792,647    0.88
                                                                                                -----------   -----------  -------
                                                                                                  2,247,705     2,117,156    2.35

                Food & Beverage       100,000,000    No. 9 Asahi Breweries, Ltd., 0.95%
                                                     due 12/26/2002                               1,114,675       996,079    1.10
                                       50,000,000    No. 1 Sanyo Coco-Cola Bottling, Inc.,
                                                     0.90% due 6/30/2003                            522,384       480,882    0.53
                                       50,000,000    No. 3 Sapporo Breweries, Ltd., 1.20%
                                                     due 12/18/2009                                 525,379       488,235    0.54
                                                                                                -----------   -----------  -------
                                                                                                  2,162,438     1,965,196    2.17

                Industrial             50,000,000    No. 4 NGK Spark Plug Co., Ltd., 1.30%
                                                     due 3/29/2002                                  534,324       544,118    0.60
                                       90,000,000    No. 3 Sony Corp., 1.40% due 9/30/2003        1,061,745       943,235    1.05
                                                                                                -----------   -----------  -------
                                                                                                  1,596,069     1,487,353    1.65

                Leisure                50,000,000    No. 5 Canon Co., 1% due 12/20/2002             639,008       588,235    0.65

                Machinery             100,000,000    No. 8 Matsushita Electric Works, Ltd.,
                                                     2.70% due 5/31/2002                          1,228,409     1,119,608    1.24
                                       30,000,000    No. 9 NEC Corp., 1.90% due 3/30/2001           380,163       405,000    0.45
                                       30,000,000    No. 2 Nippondenso Co., Ltd., 1.20%
                                                     due 12/26/1997                                 337,449       317,353    0.35
                                                                                                -----------   -----------  -------
                                                                                                  1,946,021     1,841,961    2.04

                Pharmaceuticals        80,000,000    No. 3 Sankyo Co., Ltd., 0.70% due
                                                     3/30/2001                                      872,081       852,549    0.94

                Retail Stores          30,000,000    No. 4 Best Denki Co., Ltd., 1.90%
                                                     due 2/28/2002                                  311,038       319,706    0.35
                                       50,000,000    No. 1 Taiyo Company Ltd., 2.50% due
                                                     2/28/2002                                      594,601       509,314    0.56
                                                                                                -----------   -----------  -------
                                                                                                    905,639       829,020    0.91

                Transportation         50,000,000    No. 6 Keihan Electric Railway Co., Ltd.,
                                                     1% due 3/31/2003                               539,009       480,882    0.53
                                       50,000,000    No. 1 Nankai Electric Railway Co., Ltd.,
                                                     2.70% due 3/30/2001                            593,306       523,529    0.58
                                       50,000,000    No. 6 Yamato Transport Co., Ltd., 1.70%
                                                     due 9/30/2002                                  539,151       531,863    0.59
                                                                                                -----------   -----------  -------
                                                                                                  1,671,466     1,536,274    1.70

                                                     Total Investments in Japanese
                                                     Convertible Bonds                           13,656,104    12,900,587   14.27


                                                     Total Investments in Pacific
                                                     Basin Securities                            20,670,937    19,303,554   21.36

SCHEDULE OF INVESTMENTS (concluded)                                                                                (in US dollars)
WESTERN                                    Shares                                                             Value     Percent of
EUROPE          Industries                  Held             Common Stocks                         Cost     (Note 1a)   Net Assets
United Kingdom  Business Services          71,944  ++Cordiant PLC (Ordinary) (b)                $   217,005   $    98,988    0.11%

                                                     Total Investments in United Kingdom
                                                     Common Stocks                                  217,005        98,988    0.11


                                      Face Amount            Convertible Bonds

France          Auto & Truck     Ffr       10,000    Peugeot S.A., 2% due 1/01/2001 (Units)       1,851,331     1,979,732    2.19

                Leisure                 4,200,000    Euro Disney SCA, 6.75% due 10/01/2001          686,297       733,954    0.81

                Pharmaceuticals             7,000    Sanofi S.A., 4% due 1/01/2000 (Units)          498,434       523,083    0.58

                                                     Total Investments in French
                                                     Convertible Bonds                            3,036,062     3,236,769    3.58


United Kingdom  Business         Pound  1,000,000    Hanson Trust PLC, 9.50% due 1/31/2006        1,651,296     1,593,361    1.76
                Services      Sterling

                Food &           Pound  1,000,000    Allied-Lyons PLC, 6.75% due 7/07/2008        1,676,191     1,526,148    1.69
                Beverage      Sterling
                                   US$  1,500,000    Grand Metropolitan PLC, 6.50% due
                                                     1/31/2000                                    1,612,500     1,695,000    1.88
                                 Pound    550,000    Northern Foods PLC, 6.75% due 8/08/2008        867,775       726,304    0.80
                              Sterling                                                          -----------   -----------  -------
                                                                                                  4,156,466     3,947,452    4.37

                Oil &                   1,200,000    EE Finance, 8.75% due 6/27/2006              1,860,229     1,878,822    2.08
                Related

                                                     Total Investments in United Kingdom
                                                     Convertible Bonds                            7,667,991     7,419,635    8.21


                                                     Total Investments in Western European
                                                     Securities                                  10,921,058    10,755,392   11.90


                                      Face Amount              Short-Term Securities

United States   Commercial Paper*  US$  4,068,000    General Electric Capital Corp., 5.85%
                                                     due 11/01/1995                               4,068,000     4,068,000    4.50

                US Government &                      US Treasury Bills:
                Agency Obligations*     2,500,000      5.18% due 11/16/1995                       2,494,604     2,494,604    2.76
                                        1,733,000      5.20% due 11/16/1995                       1,729,245     1,729,245    1.91
                                                                                                -----------   -----------  -------
                                                                                                  4,223,849     4,223,849    4.67


                                                     Total Investments in Short-Term Securities   8,291,849     8,291,849    9.17


                Total Investments                                                               $92,202,081    89,620,791   99.15
                                                                                                ===========
                Unrealized Appreciation on Forward Foreign Exchange Contracts**                                   193,435    0.21

                Other Assets Less Liabilities                                                                     577,152    0.64
                                                                                                              -----------  -------
                Net Assets                                                                                    $90,391,378  100.00%
                                                                                                              ===========  =======


              ++Non-income producing security.
             (a)American Depositary Receipts (ADR).
             (b)Formerly Saatchi & Saatchi Co., PLC.
               *Commercial Paper and certain US Government & Agency
                Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.
              **Forward foreign exchange contracts as of October 31, 1995 are as follows:

                                                                      Unrealized
                                                                     Appreciation
                                                                    (Depreciation)
                Foreign Currency Sold     Expiration Date              (Note 1c)
                Frf   2,500,000            December 1995               $   (786)
                YEN 500,000,000            November 1995                194,221

                Total Unrealized Appreciation--Net on Forward Foreign
                Exchange Contracts (US$ Commitment--$5,623,096)        $193,435
                                                                       ========

                See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
                   As of October 31, 1995
Assets:            Investments, at value (identified cost--$92,202,081) (Note 1a)                                     $ 89,620,791
                   Unrealized appreciation on forward foreign exchange contracts (Note 1c)                                 193,435
                   Cash                                                                                                        544
                   Receivables:
                     Interest                                                                         $   809,769
                     Capital shares sold                                                                  201,129
                     Dividends                                                                             14,167        1,025,065
                                                                                                      -----------
                   Prepaid expenses (Note 1f)                                                                               29,297
                                                                                                                      ------------
                   Total assets                                                                                         90,869,132
                                                                                                                      ------------

Liabilities:       Payables:
                     Capital shares redeemed                                                              267,863
                     Distributor (Note 2)                                                                  59,158
                     Investment adviser (Note 2)                                                           53,838          380,859
                                                                                                     ------------
                   Accrued expenses and other liabilities                                                                   96,895
                                                                                                                      ------------
                   Total liabilities                                                                                       477,754
                                                                                                                      ------------

Net Assets:        Net assets                                                                                         $ 90,391,378
                                                                                                                      ============

Net Assets         Class A Shares of Common Stock, $0.10 par value, 100,000,000 shares authorized                     $    220,620
Consist of:        Class B Shares of Common Stock, $0.10 par value, 100,000,000 shares authorized                          544,624
                   Class C Shares of Common Stock, $0.10 par value, 100,000,000 shares authorized                           42,774
                   Class D Shares of Common Stock, $0.10 par value, 100,000,000 shares authorized                           32,636
                   Paid-in capital in excess of par                                                                     87,164,944
                   Undistributed investment income--net                                                                    931,245
                   Undistributed realized capital gains on investments and foreign currency
                   transactions--net                                                                                     3,843,618
                   Unrealized depreciation on investments and foreign currency transactions--net                        (2,389,083)
                                                                                                                      ------------
                   Net assets                                                                                         $ 90,391,378
                                                                                                                      ============

Net Asset          Class A--Based on net assets  of $23,633,829 and 2,206,197 shares outstanding                      $      10.71
Value:                                                                                                                ============
                   Class B--Based on net assets of $58,659,692 and 5,446,237 shares outstanding                       $      10.77
                                                                                                                      ============
                   Class C--Based on net assets of $4,598,551 and 427,738 shares outstanding                          $      10.75
                                                                                                                      ============
                   Class D--Based on net assets of $3,499,306 and 326,365 shares outstanding                          $      10.72
                                                                                                                      ============

                   See Notes to Financial Statements.

STATEMENT OF OPERATIONS

                   For the Year Ended October 31, 1995
Investment         Interest and discount earned (net of $20,462 foreign withholding tax)                              $  5,414,906
Income             Dividends (net of $726 foreign withholding tax)                                                         991,934
(Notes 1d & 1e):                                                                                                      ------------
                   Total income                                                                                          6,406,840
                                                                                                                      ------------

Expenses:          Account maintenance and distribution fees--Class B (Note 2)                        $    881,358
                   Investment advisory fees (Note 2)                                                       779,627
                   Transfer agent fees--Class B (Note 2)                                                   277,707
                   Printing and shareholder reports                                                        151,132
                   Registration fees (Note 1f)                                                              99,085
                   Professional fees                                                                        94,953
                   Transfer agent fees--Class A (Note 2)                                                    66,621
                   Account maintenance and distribution fees--Class C (Note 2)                              54,473
                   Accounting services (Note 2)                                                             47,336
                   Directors' fees and expenses                                                             46,681
                   Custodian fees                                                                           42,370
                   Transfer agent fees--Class C (Note 2)                                                    18,499
                   Transfer agent fees--Class D (Note 2)                                                     9,526
                   Account maintenance fees--Class D (Note 2)                                                8,311
                   Pricing fees                                                                              4,654
                   Other                                                                                     6,938
                                                                                                      ------------
                   Total expenses                                                                                        2,589,271
                                                                                                                      ------------
                   Investment income--net                                                                                3,817,569
                                                                                                                      ------------

Realized &         Realized gain from:
Unrealized Gain      Investments--net                                                                   3,843,632
(Loss) on            Foreign currency transactions--net                                                   756,724        4,600,356
Investments &                                                                                        ------------
Foreign Currency   Change in unrealized appreciation/depreciation on:
Transactions--Net    Investments--net                                                                  (1,499,846)
(Notes 1b, 1c,       Foreign currency transactions--net                                                   313,800       (1,186,046)
1e & 3):                                                                                             ------------     ------------
                   Net realized and unrealized gain on investments and foreign currency transactions                     3,414,310
                                                                                                                      ------------
                   Net Increase in Net Assets Resulting from Operations                                               $  7,231,879
                                                                                                                      ============

                   See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
                                                                                                    For the Year Ended October 31,
                   Increase (Decrease) in Net Assets:                                                     1995             1994
Operations:        Investment income--net                                                            $  3,817,569     $    914,075
                   Realized gain on investments and foreign currency transactions--net                  4,600,356          806,359
                   Change in unrealized appreciation/depreciation on investments and foreign
                   currency transactions--net                                                          (1,186,046)      (1,834,527)
                                                                                                     ------------     ------------
                   Net increase (decrease) in net assets resulting from operations                      7,231,879         (114,093)
                                                                                                     ------------     ------------

Dividends &        Investment income--net:
Distributions to     Class A                                                                             (983,944)        (148,368)
Shareholders         Class B                                                                           (2,414,489)        (616,538)
(Note 1g):           Class C                                                                             (162,116)              --
                     Class D                                                                             (132,498)              --
                   Realized gain on investments--net:
                     Class A                                                                             (133,107)         (36,309)
                     Class B                                                                             (832,533)        (244,353)
                     Class C                                                                              (20,618)              --
                     Class D                                                                              (14,017)              --
                                                                                                     ------------     ------------
                   Net decrease in net assets resulting from dividends and distributions
                   to shareholders                                                                     (4,693,322)      (1,045,568)
                                                                                                     ------------     ------------

Capital Share      Net increase in net assets derived from capital share transactions                  26,499,640       28,124,292
Transactions                                                                                         ------------     ------------
(Note 4):

Net Assets:        Total increase in net assets                                                        29,038,197       26,964,631
                   Beginning of year                                                                   61,353,181       34,388,550
                                                                                                     ------------     ------------
                   End of year*                                                                      $ 90,391,378     $ 61,353,181
                                                                                                     ============     ============

                  *Undistributed investment income--net (Note 1h)                                    $    931,245     $    220,749
                                                                                                     ============     ============

                   See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
                   The following per share data and ratios have been derived                      Class A
                   from information provided in the financial statements.               For the Year Ended October 31,

                   Increase (Decrease) in Net Asset Value:                  1995          1994       1993        1992        1991
Per Share          Net asset value, beginning of year                   $    10.75     $   11.08   $   9.79    $   9.39   $   8.37
Operating                                                               ----------     ---------   --------    --------   --------
Performance:       Investment income--net                                      .42           .33        .23         .21        .25
                   Realized and unrealized gain (loss) on investments
                   and foreign currency transactions--net                      .11          (.27)      1.45         .68       1.22
                                                                        ----------     ---------   --------    --------   --------
                   Total from investment operations                            .53           .06       1.68         .89       1.47
                                                                        ----------     ---------   --------    --------   --------
                   Less dividends and distributions:
                     Investment income--net                                   (.46)         (.30)      (.23)       (.25)      (.37)
                     Realized gain on investments--net                        (.11)         (.09)      (.16)       (.24)      (.08)
                                                                        ----------     ---------   --------    --------   --------
                   Total dividends and distributions                          (.57)         (.39)      (.39)       (.49)      (.45)
                                                                        ----------     ---------   --------    --------   --------
                   Net asset value, end of year                         $    10.71     $   10.75   $  11.08    $   9.79   $   9.39
                                                                        ==========     =========   ========    ========   ========

Total Investment   Based on net asset value per share                        5.10%         0.61%     17.64%      10.00%     18.09%
Return:**                                                               ==========     =========   ========    ========   ========

Ratios to Average  Expenses, net of reimbursement                            1.38%         1.66%      2.22%       2.47%      2.47%
Net Assets:                                                             ==========     =========   ========    ========   ========
                   Expenses                                                  1.38%         1.66%      2.22%       2.86%      2.87%
                                                                        ==========     =========   ========    ========   ========
                   Investment income--net                                    4.03%         2.97%      2.36%       2.61%      3.16%
                                                                        ==========     =========   ========    ========   ========

Supplemental       Net assets, end of year (in thousands)               $   23,634     $   7,850   $  4,557    $  2,283   $    448
Data:                                                                   ==========     =========   ========    ========   ========
                   Portfolio turnover                                      101.12%        38.04%     26.02%       4.91%     18.02%
                                                                        ==========     =========   ========    ========   ========




                   The following per share data and ratios have been derived                      Class B
                   from information provided in the financial statements.               For the Year Ended October 31,

                   Increase (Decrease) in Net Asset Value:                  1995          1994       1993        1992        1991
Per Share          Net asset value, beginning of year                   $    10.80     $   11.13   $   9.84    $   9.44   $   8.39
Operating                                                               ----------     ---------   --------    --------   --------
Performance:       Investment income--net                                      .37           .21        .13         .12        .18
                   Realized and unrealized gain (loss) on
                   investments and foreign currency transactions--net          .05          (.25)      1.46         .67       1.20
                                                                        ----------     ---------   --------    --------   --------
                   Total from investment operations                            .42          (.04)      1.59         .79       1.38
                                                                        ----------     ---------   --------    --------   --------
                   Less dividends and distributions:
                     Investment income--net                                   (.34)         (.20)      (.14)       (.15)      (.25)
                     Realized gain on investments--net                        (.11)         (.09)      (.16)       (.24)      (.08)
                                                                        ----------     ---------   --------    --------   --------
                   Total dividends and distributions                          (.45)         (.29)      (.30)       (.39)      (.33)
                                                                        ----------     ---------   --------    --------   --------
                   Net asset value, end of year                         $    10.77     $   10.80   $  11.13    $   9.84   $   9.44
                                                                        ==========     =========   ========    ========   ========

Total Investment   Based on net asset value per share                        4.01%         (.37%)    16.45%       8.77%     16.79%
Return:**                                                               ==========     =========   ========    ========   ========

Ratios to Average  Expenses, excluding account maintenance and
Net Assets:        distribution fees and net of reimbursement                1.37%         1.69%      2.26%       2.49%      2.50%
                                                                        ==========     =========   ========    ========   ========
                   Expenses, net of reimbursement                            2.37%         2.69%      3.26%       3.49%      3.50%
                                                                        ==========     =========   ========    ========   ========

                   Expenses                                                  2.37%         2.69%      3.26%       3.96%      3.88%
                                                                        ==========     =========   ========    ========   ========
                   Investment income--net                                    2.95%         1.95%      1.32%       1.53%      2.25%
                                                                        ==========     =========   ========    ========   ========

Supplemental       Net assets, end of year (in thousands)               $   58,660     $  53,121   $ 29,831    $ 13,975   $ 14,973
Data:                                                                   ==========     =========   ========    ========   ========
                   Portfolio turnover                                      101.12%        38.04%     26.02%       4.91%     18.02%
                                                                        ==========     =========   ========    ========   ========


                                                                                   Class C                      Class D
                                                                                             For the                     For the
                                                                            For the          Period         For the      Period
The following per share data and ratios have been derived                     Year           Oct. 21,        Year        Oct. 21,
from information provided in the financial statements.                       Ended          1994++ to        Ended      1994++ to
                                                                            Oct. 31,         Oct. 31,       Oct. 31,     Oct. 31,
Increase (Decrease) in Net Asset Value:                                       1995           1994++++        1995        1994++++
Per Share          Net asset value, beginning of period                     $  10.81        $  10.74       $  10.76     $  10.69
Operating                                                                   --------        --------       --------     --------
Performance:       Investment income--net                                        .36              --            .42           --
                   Realized and unrealized gain on investments and
                   foreign currency transactions--net                            .05             .07            .09          .07
                                                                            --------        --------       --------     --------
                   Total from investment operations                              .41             .07            .51          .07
                                                                            --------        --------       --------     --------
                   Less dividends and distributions:
                   Investment income--net                                       (.36)             --           (.44)          --
                   Realized gain on investments--net                            (.11)             --           (.11)          --
                                                                            --------        --------       --------     --------
                   Total distributions and distributions                        (.47)             --           (.55)          --
                                                                            --------        --------       --------     --------
                   Net asset value, end of period                           $  10.75        $  10.81       $  10.72     $  10.76
                                                                            ========        ========       ========     ========

Total Investment   Based on net asset value per share                          3.89%            .65%+++       4.87%         .65%+++
Return:**                                                                   ========        ========       ========     ========

Ratios to Average  Expenses, excluding account maintenance and
Net Assets:        distribution fees                                           1.41%           4.64%*         1.37%        4.88%*
                                                                            ========        ========       ========     ========
                   Expenses                                                    2.41%           5.64%*         1.62%        5.13%*
                                                                            ========        ========       ========     ========
                   Investment income--net                                      2.99%          (1.74%)*        3.79%       (1.24%)*
                                                                            ========        ========       ========     ========

Supplemental       Net assets, end of period (in thousands)                 $  4,598        $    203       $  3,499     $    179
Data:                                                                       ========        ========       ========     ========
                   Portfolio turnover                                        101.12%          38.04%        101.12%       38.04%
                                                                            ========        ========       ========     ========

                  *Annualized.
                 **Total investment returns exclude the effects of sales loads. ++Commencement of Operations.
               ++++Based on average shares outstanding during the period.
                +++Aggregate total investment return.

                   See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Global Convertible Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broad-est and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) such transactions expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on opera-tions is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures con-tracts for the purpose of hedging the market risk on existing securi-ties or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income--Security trans-actions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain divi-dends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income (including amor-tization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Reclassification--Generally accepted accounting principles require that certain differences between undistributed net realized capital gains for financial reporting and tax purposes, if permanent, be reclassified to undistributed net investment income. Accord-ingly, current year's permanent book/tax differences of $585,974 have been reclassified from undistributed net realized capital gains to undistributed net investment income. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of 0.65% of the average daily value of the Fund's net assets. Certain of the states in which the shares of the Fund are qualified for sale impose limitations on the expenses of the Fund. The most restrictive annual expense limitation requires that the MLAM reimburse the Fund to the extent the Fund's expenses (excluding interest, taxes, distribution fees, brokerage fees and commissions, and extraordinary items) exceed 2.5% of the Fund's first $30 million of average daily net assets, 2.0% of the Fund's next $70 million of average daily net assets, and 1.5% of the average daily net assets in excess thereof. MLAM's obligation to reimburse the Fund is limited to the amount of the management fee.

No fee payment will be made to MLAM during any fiscal year that will cause such expenses to exceed the most restrictive expense limitation at the time of such payment.

Pursuant to the distribution plans ("the Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment
Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                      Account               Distribution
                                  Maintenance Fee               Fee

Class B                                0.25%                   0.75%
Class C                                0.25%                   0.75%
Class D                                0.25%                     --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

NOTES TO FINANCIAL STATEMENTS (concluded)



For the year ended October 31, 1995, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:


                                         MLFD            MLPF&S

Class A                                 $1,587          $17,943
Class D                                 $4,666          $57,847


For the year ended October 31, 1995, MLPF&S received contingent deferred sales charges of $329,050 and $3,929 relating to transactions in Class B and Class C Shares, respectively.

In addition, MLPF&S received $4,200 in commissions on the execu-tion of portfolio security transactions for the Fund for the year ended October 31, 1995.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PSI, MLPF&S, MLFDS, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 1995 were $126,341,654 and $95,552,264, respectively.

Net realized and unrealized gains (losses) as of October 31, 1995 were as follows:

                                          Realized        Unrealized
                                      Gains (Losses)    Gains (Losses)

Long-term investments                  $ 3,844,159       $(2,581,290)
Short-term investments                        (527)               --
Foreign currency transactions            1,037,678            (1,228)
Forward foreign exchange contracts        (280,954)          193,435
                                       -----------       -----------
Total                                  $ 4,600,356       $(2,389,083)
                                       ===========       ===========


As of October 31, 1995, net unrealized depreciation for Federal income tax purposes aggregated $2,581,290, of which $1,954,618 related to appreciated securities and $4,535,908 related to depreciated securities. At October 31, 1995, the aggregate cost of investments for Federal income tax purposes was $92,202,081.

4. Capital Share Transactions:
Net increase in net assets derived from capital share transactions was $26,499,640 and $28,124,292 for the years ended October 31, 1995 and October 31, 1994, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Year                                     Dollar
Ended October 31, 1995                        Shares            Amount

Shares sold                                  4,429,386       $47,904,765
Shares issued to shareholders in reinvest-
ment of dividends and distributions             91,827           983,674
                                           -----------       -----------
Total issued                                 4,521,213        48,888,439
Shares redeemed                             (3,044,979)      (33,329,139)
                                           -----------       -----------
Net increase                                 1,476,234       $15,559,300
                                           ===========       ===========

Class A Shares for the Year                                     Dollar
Ended October 31, 1994                         Shares           Amount

Shares sold                                    552,279       $ 5,969,087
Shares issued to shareholders in reinvest-
ment of dividends and distributions             13,838           147,006
                                           -----------       -----------
Total issued                                   566,117         6,116,093
Shares redeemed                               (247,561)       (2,665,037)
                                           -----------       -----------
Net increase                                   318,556       $ 3,451,056
                                           ===========       ===========


Class B Shares for the Year                                     Dollar
Ended October 31, 1995                         Shares           Amount

Shares sold                                  7,306,514       $77,802,488
Shares issued to shareholders in
reinvestment of dividends
and distributions                              244,737         2,595,029
                                           -----------       -----------
Total issued                                 7,551,251        80,397,517
Automatic conversion of shares                (159,520)       (1,700,100)
Shares redeemed                             (6,861,967)      (75,080,334)
                                           -----------       -----------
Net increase                                   529,764       $ 3,617,083
                                           ===========       ===========


Class B Shares for the Year                                     Dollar
Ended October 31, 1994                         Shares           Amount

Shares sold                                  3,053,210       $33,198,057
Shares issued to shareholders in
reinvestment of dividends
and distributions                               62,480           619,865
                                           -----------       -----------
Total issued                                 3,115,690        33,817,922
Shares redeemed                               (878,683)       (9,525,443)
                                           -----------       -----------
Net increase                                 2,237,007       $24,292,479
                                           ===========       ===========

Class C Shares for the Year                                     Dollar
Ended October 31, 1995                         Shares           Amount

Shares sold                                  1,012,755       $10,768,784
Shares issued to shareholders in
reinvestment of dividends
and distributions                               13,905           149,071
                                           -----------       -----------
Total issued                                 1,026,660        10,917,855
Shares redeemed                               (617,701)       (6,780,755)
                                           -----------       -----------
Net increase                                   408,959       $ 4,137,100
                                           ===========       ===========


Class C Shares for the Period
October 21, 1994++ to                                            Dollar
October 31, 1994                                Shares           Amount

Shares sold                                     18,780       $   202,593
Shares redeemed                                     (1)              (11)
                                           -----------       -----------
Net increase                                    18,779       $   202,582
                                           ===========       ===========

[FN]
++Commencement of Operations.

Class D Shares for the Year                                     Dollar
Ended October 31, 1995                         Shares           Amount

Shares sold                                    593,147       $ 6,348,782
Automatic conversion of shares                 160,026         1,700,100
Shares issued to shareholders in
reinvestment of dividends
and distributions                               10,076           107,975
                                           -----------       -----------
Total issued                                   763,249         8,156,857
Shares redeemed                               (453,469)       (4,970,700)
                                           -----------       -----------
Net increase                                   309,780       $ 3,186,157
                                           ===========       ===========


Class D Shares for the Period                                   Dollar
October 21, 1994++ to October 31, 1994         Shares           Amount

Shares sold                                     16,586       $   178,186
Shares redeemed                                     (1)              (11)
                                           -----------       -----------
Net increase                                    16,585       $   178,175
                                           ===========       ===========

[FN]
++Commencement of Operations.

              TABLE OF CONTENTS


                                       PAGE
                                       ----
Investment Objective and Policies...     2
  Portfolio Strategies Involving
     Options and Futures............     2
  Other Investment Policies and
     Practices......................     7
Investment Restrictions.............     8
Management of the Fund..............    11
  Directors and Officers............    11
  Compensation of Directors.........    12
  Management and Advisory
     Arrangements...................    13
Purchase of Shares..................    14
Redemption of Shares................    21
Portfolio Transactions and
  Brokerage.........................    22
Determination of Net Asset Value....    24
Shareholder Services................    25
Dividends, Distributions and
  Taxes.............................    40
Performance Data....................    44
General Information.................    46
  Description of Shares.............    46
  Computation of Offering Price Per
     Share..........................    47
  Independent Auditors..............    48
  Custodian.........................    48
  Transfer Agent....................    48
  Legal Counsel.....................    48
  Reports to Shareholders...........    48
  Additional Information............    48
Appendix............................    49
Independent Auditors' Report........    57
Financial Statements................    58



                          Code #10666-0296


(LOGO)

MERRILL LYNCH


GLOBAL CONVERTIBLE


FUND, INC.


    STATEMENT OF


    ADDITIONAL


    INFORMATION



    February 27, 1996



    Distributor:


    Merrill Lynch


    Funds Distributor, Inc.

                    APPENDIX FOR GRAPHIC AND IMAGE MATERIAL

         Pursuant to Rule 304 of Regulation S-T, the following table presents fair and accurate narrative descriptions of graphic and image material omitted from this EDGAR Submission File due to ASCII-incompatibility and cross-references this material to the location of each occurrence in the text.

DESCRIPTION OF OMITTED                                  LOCATION OF GRAPHIC
 GRAPHIC OR IMAGE                                        OR IMAGE IN TEXT
---------------------                                   -------------------
Compass plate, circular                            Back cover of Prospectus and
graphic paper and Merrill Lynch                      back cover of Statement of
logo including stylized market                       Additional Information
bull

                           PART C.  OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

(A) FINANCIAL STATEMENTS
    Contained in Part A:


          Financial Highlights for each of the periods in the eight-year period ended October 31, 1995.


     Contained in Part B:


          Schedule of Investments as of October 31, 1995.



          Statement of Assets and Liabilities as of October 31, 1995.



          Statement of Operations for the year ended October 31, 1995.



          Statements of Changes in Net Assets for each of the years in the two-year period ended October 31, 1995.



          Financial Highlights for each of the periods in the five-year period ended October 31, 1995.


(B) EXHIBITS


   EXHIBIT
    NUMBER                                        DESCRIPTION
-------------- ----------------------------------------------------------------------------------
 1 (a)    --   Articles of Incorporation of the Registrant.(e)
   (b)    --   Amendment to Articles of Incorporation, dated November 16, 1987.(e)
   (c)    --   Amendment to Articles of Incorporation, dated October 19, 1994.(e)
   (d)    --   Articles Supplementary to Articles of Incorporation, dated October 19, 1994.(e)
 2        --   By-Laws of the Registrant.(a)
 3        --   None.
 4        --   Portions of the Articles of Incorporation and the By-Laws of the Registrant
               defining the rights of holders of shares of the Registrant.(b)
 5 (a)    --   Management Agreement between the Registrant and Merrill Lynch Asset Management,
               L.P.(a)
   (b)    --   Supplement to Management Agreement between the Registrant and Merrill Lynch Asset
               Management, L.P.(d)
 6 (a)    --   Form of Revised Class A Shares Distribution Agreement between the Registrant and
               Merrill Lynch Funds Distributor, Inc. (including Form of Selected Dealers
               Agreement).(d)
   (b)    --   Class B Distribution Agreement between the Registrant and Merrill Lynch Funds
               Distributor, Inc. (including Selected Dealers Agreement).(a)
   (c)    --   Form of Class C Shares Distribution Agreement between the Registrant and Merrill
               Lynch Funds Distributor, Inc. (including Form of Selected Dealers Agreement).(d)
   (d)    --   Form of Class D Shares Distribution Agreement between the Registrant and Merrill
               Lynch Funds Distributor, Inc. (including Form of Selected Dealers Agreement).(d)
   (e)    --   Letter Agreement between the Fund and Merrill Lynch Funds Distributor, Inc. dated
               September 15, 1993, in connection with the Merrill Lynch Mutual Fund Adviser program.(c)
 7        --   None.
 8        --   Custody Agreement between Registrant and State Street Bank and Trust Company.(a)
 9 (a)    --   Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency
               Agreement between Registrant and Merrill Lynch Financial Data Services, Inc.(a)
   (b)    --   Agreement between Merrill Lynch & Co., Inc. and the Registrant relating to use by
               Registrant of Merrill Lynch name.(a)
10        --   None.
11        --   Consent of Deloitte & Touche LLP, independent auditors for the Registrant.
12        --   None.
13        --   Certificate of Merrill Lynch Asset Management, L.P.(a)

   EXHIBIT
    NUMBER                                        DESCRIPTION
-------------- ----------------------------------------------------------------------------------
14        --   None.
15 (a)    --   Amended and Restated Class B Distribution Plan of the Registrant and Amended and
               Restated Class B Shares Distribution Plan Sub-Agreement.(c)
   (b)    --   Form of Class C Shares Distribution Plan and Class C Shares Distribution Plan
               Sub-Agreement of the Registrant.(d)
   (c)    --   Form of Class D Shares Distribution Plan and Class D Shares Distribution Plan
               Sub-Agreement of the Registrant.(d)
16 (a)    --   Schedule for computation of each performance quotation for Class A shares provided in the Registration Statement in response to Item 22.(a)
   (b)    --   Schedule for computation of each performance quotation for Class B shares provided in the Registration Statement in response to Item 22.(a)
   (c)    --   Schedule for computation of each performance quotation for Class C shares provided in the Registration Statement in response to Item 22.(e)
   (d)    --   Schedule for computation of each performance quotation for Class D shares provided in the Registration Statement in response to Item 22.(e)
17 (a)    --   Financial Data Schedule for the Year Ended October 31, 1995 relating to Class A shares.
   (b)    --   Financial Data Schedule for the Year Ended October 31, 1995 relating to Class B shares.
   (c)    --   Financial Data Schedule for the Year Ended October 31, 1995 relating to Class C shares.
   (d)    --   Financial Data Schedule for the Year Ended October 31, 1995 relating to Class D shares.
18        --   Merrill Lynch Select Pricing(SM) System Plan Pursuant to Rule 18f-3(f)


---------------


(a) Refiled pursuant to the Electronic Data Gathering, Analysis and Retrieval ("EDGAR") phase-in requirements.



(b) Reference is made to Article V, Article VI (Section 3), Article VII, Article VIII and Article X of the Registrant's Articles of Incorporation, as amended, filed as Exhibit 1 with Post-Effective Amendment No. 10 to the Registrant's Registration Statement on Form N-1A under the Securities Act of 1933, as amended (the "Registration Statement"); and to Article II, Article III (Sections 1, 3, 5, 6, and 17), Article VI, Article VII, Article XIII and
    Article XIV of the Registrant's By-Laws, filed as Exhibit 2 with Post-Effective Amendment No. 11 to the Registration Statement.



(c) Filed on February 24, 1994 as an Exhibit to Post-Effective Amendment No. 8 to the Registrant's Registration Statement under the Securities Act of 1933.



(d) Filed on October 13, 1994 as an Exhibit to Post-Effective Amendment No. 9 to the Registrant's Registration Statement under the Securities Act of 1933.



(e) Filed on February 24, 1995 as an Exhibit to Post-Effective Amendment No. 10 to the Registrant's Registration Statement under the Securities Act of 1933.



(f) Incorporated by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A of Merrill Lynch New York Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust filed on January 25, 1996.


ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE REGISTRANT

     The Registrant is not controlled by or under common control with any person.

ITEM 26.  NUMBER OF HOLDERS OF SECURITIES


                                                                                  NUMBER OF
                                                                                RECORD HOLDERS
                             TITLE OF CLASS                                  AT JANUARY 31, 1996
------------------------------------------------------------------------   ------------------------
Class A shares of Common Stock, par value $0.10 per share...............             4,483
Class B shares of Common Stock, par value $0.10 per share...............             7,892
Class C shares of Common Stock, par value $0.10 per share...............               882
Class D shares of Common Stock, par value $0.10 per share...............               413


---------------

* The number of holders includes holders of record plus beneficial owners, whose shares are held of record by Merrill Lynch, Pierce, Fenner & Smith Incorporated.


  ITEM 27.  INDEMNIFICATION

     Reference is made to Article VI of Registrant's Articles of Incorporation,
Article VI of Registrant's Bylaws, Section 2-418 of the Maryland General Corporation Law and Section 9 of the Class A, Class B, Class C and Class D Distribution Agreements.

     Insofar as the conditional advancing of indemnification moneys for actions based on the Investment Company Act of 1940, as amended, may be concerned, such payments will be made only on the following conditions: (i) the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement; (ii) advances may be made only on receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds the amounts to which it is ultimately determined that he is entitled to receive from the Registrant by reason of indemnification; and (iii) (a) such promise must be secured by a surety bond, other suitable insurance or an equivalent form of security which assures that any repayments may be obtained by the Registrant without delay or litigation, which bond, insurance or other form of security must be provided by the recipient of the advance; or (b) a majority of a quorum of the Registrant's disinterested, non-party Directors, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts, that the recipient of the advance ultimately will be found entitled to indemnification.

     In Section 9 of the Class A, Class B, Class C and Class D Distribution Agreements relating to the securities being offered hereby, the Registrant agrees to indemnify the Distributor and each person, if any, who controls the Distributor within the meaning of the Securities Act of 1933, as amended (the "1933 Act"), against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus and Statement of Additional Information.

     Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to Directors, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF MANAGER


     Merrill Lynch Asset Management, L.P. ("MLAM" or the "Manager") acts as the investment adviser for the following open-end companies: Merrill Lynch Adjustable Rate Securities Fund, Inc., Merrill Lynch Americas Income Fund, Inc., Merrill Lynch Asset Builders Program, Inc., Merrill Lynch Asset Growth Fund, Inc., Merrill Lynch Asset Income Fund, Inc., Merrill Lynch Capital Fund, Inc., Merrill Lynch Developing Capital Markets Fund, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch EuroFund, Merrill Lynch

Fundamental Growth Fund, Inc., Merrill Lynch Fund For Tomorrow, Inc., Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Convertible Fund, Inc., Merrill Lynch Global Holdings, Inc., Merrill Lynch Global Resources Trust, Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Utility Fund, Inc., Merrill Lynch Growth Fund for Investment and Retirement, Merrill Lynch Healthcare Fund, Inc., Merrill Lynch Institutional Intermediate Fund, Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Middle East/Africa Fund, Inc., Merrill Lynch Municipal Series Trust, Merrill Lynch Pacific Fund, Inc., Merrill Lynch Ready Assets Trust, Merrill Lynch Retirement Series Trust, Merrill Lynch Series Fund, Inc., Merrill Lynch Short-Term Global Income Fund, Inc., Merrill Lynch Strategic Dividend Fund, Merrill Lynch Technology Fund, Inc., Merrill Lynch U.S.A. Government Reserves, Merrill Lynch U.S. Treasury Money Fund, Merrill Lynch Utility Income Fund, Inc., and Merrill Lynch Variable Series Funds, Inc. and the following closed-end investment companies: Convertible Holdings, Inc., Merrill Lynch High Income Municipal Bond Fund, Inc. and Merrill Lynch Senior Floating Rate Fund, Inc.



     Fund Asset Management, L.P. ("FAM"), an affiliate of the Manager, acts as the investment adviser for the following open-end investment companies: CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc., Financial Institutions Series Trust, Merrill Lynch Basic Value Fund, Inc., Merrill Lynch California Municipal Series Trust, Merrill Lynch Corporate Bond Fund, Inc., Merrill Lynch Federal Securities Trust, Merrill Lynch Funds for Institutions Series, Merrill Lynch Multi-State Limited Maturity Municipal Series Trust, Merrill Lynch Multi-State Municipal Series Trust, Merrill Lynch Municipal Bond Fund, Inc., Merrill Lynch Phoenix Fund, Inc., Merrill Lynch Special Value Fund, Inc., Merrill Lynch World Income Fund, Inc. and The Municipal Fund Accumulation Program, Inc.; and the following closed-end investment companies: Apex Municipal Fund, Inc., Corporate High Yield Fund, Inc., Corporate High Yield Fund II, Inc., Emerging Tigers Fund, Inc., Income Opportunities Fund 1999, Inc., Income Opportunities Fund 2000, Inc., Merrill Lynch Municipal Strategy Fund, Inc., MuniAssets Fund, Inc., MuniEnhanced Fund, Inc., MuniInsured Fund, Inc., MuniVest Fund, Inc., MuniVest Fund II, Inc., MuniVest California Insured Fund, Inc., MuniVest Florida Fund, MuniVest Michigan Insured Fund, Inc., MuniVest New Jersey Fund, Inc., MuniVest New York Insured Fund, Inc., MuniVest Pennsylvania Insured Fund, MuniYield Arizona Fund, Inc., MuniYield California Fund, Inc., MuniYield California Insured Fund, Inc., MuniYield California Insured Fund II, Inc., MuniYield Florida Fund, MuniYield Florida Insured Fund, MuniYield Fund, Inc., MuniYield Insured Fund, Inc., MuniYield Insured Fund II, Inc., MuniYield Michigan Fund, Inc., MuniYield Michigan Insured Fund, Inc., MuniYield New Jersey Fund, Inc., MuniYield New Jersey Insured Fund, Inc., MuniYield New York Insured Fund, Inc., MuniYield New York Insured Fund II, Inc., MuniYield New York Insured Fund III, Inc., MuniYield Pennsylvania Fund, MuniYield Quality Fund, Inc., MuniYield Quality Fund II, Inc., Senior High Income Portfolio, Inc., Senior High Income Portfolio II, Inc., Senior Strategic Income Fund, Inc., Taurus MuniCalifornia Holdings, Inc., Taurus MuniNewYork Holdings, Inc. and Worldwide DollarVest Fund, Inc.



     Set forth below is a list of each executive officer and partner of the Manager indicating each business, profession, vocation or employment of a substantial nature in which each such person or entity has been engaged since October 31, 1993 for his or its own account or in the capacity of director, officer, partner or trustee. In addition, Mr. Zeikel is President, Mr. Richard is Treasurer and Mr. Glenn is Executive Vice President of substantially all of the investment companies described in the preceding paragraph and Messrs. Giordano, Harvey, Hewitt, Kirstein and Monagle are directors, trustees or officers of one or more of such companies.


     Officers and Partners of MLAM are set forth as follows:


                                       POSITION WITH            OTHER SUBSTANTIAL BUSINESS,
             NAME                       THE MANAGER         PROFESSION, VOCATION OR EMPLOYMENT
-------------------------------  -------------------------  -----------------------------------
ML & Co........................  Limited Partner            Financial Services Holding Company;
                                                              Limited Partner of FAM
Princeton Services.............  General Partner            General Partner of FAM

                                       POSITION WITH            OTHER SUBSTANTIAL BUSINESS,
             NAME                       THE MANAGER         PROFESSION, VOCATION OR EMPLOYMENT
-------------------------------  -------------------------  -----------------------------------
Arthur Zeikel..................  President                  President of FAM; President and
                                                              Director of Princeton Services;
                                                              Director of MLFD; Executive Vice
                                                              President of ML & Co.; Executive
                                                              Vice President of Merrill Lynch
Terry K. Glenn.................  Executive Vice President   Executive Vice President of FAM;
                                                              Executive Vice President and
                                                              Director of Princeton Services;
                                                              President and Director of MLFD;
                                                              Director of MLFDS; President of
                                                              Princeton Administrators, L.P.
Vincent R. Giordano............  Senior Vice President      Senior Vice President of FAM;
                                                            Senior Vice President of Princeton
                                                              Services
Elizabeth Griffin..............  Senior Vice President      Senior Vice President of FAM
Norman R. Harvey...............  Senior Vice President      Senior Vice President of FAM;
                                                            Senior Vice President of Princeton
                                                              Services
N. John Hewitt.................  Senior Vice President      Senior Vice President of FAM;
                                                            Senior Vice President of Princeton
                                                              Services
Philip L. Kirstein.............  Senior Vice President,     Senior Vice President, General
                                   General Counsel and      Counsel and Secretary of FAM;
                                   Secretary                  Senior Vice President, General
                                                              Counsel, Director and Secretary
                                                              of Princeton Services; Director
                                                              of MLFD
Ronald M. Kloss................  Senior Vice President and  Senior Vice President and
                                   Controller               Controller of FAM; Senior Vice
                                                              President and Controller of
                                                              Princeton Services
Richard L. Reller..............  Senior Vice President      Senior Vice President of FAM;
                                                            Senior Vice President of Princeton
                                                              Services
Joseph T. Monagle, Jr..........  Senior Vice President      Senior Vice President of FAM;
                                                            Senior Vice President of Princeton
                                                              Services
Gerald M. Richard..............  Senior Vice President and  Senior Vice President and Treasurer
                                   Treasurer                of FAM; Senior Vice President and
                                                              Treasurer of Princeton Services;
                                                              Vice President and Treasurer of
                                                              MLFD
Ronald L. Welburn..............  Senior Vice President      Senior Vice President of FAM;
                                                            Senior Vice President of Princeton
                                                              Services
Anthony Wiseman................  Senior Vice President      Senior Vice President of FAM;
                                                            Senior Vice President of Princeton
                                                              Services


ITEM 29.  PRINCIPAL UNDERWRITERS


     (a) MLFD acts as the principal underwriter for the Registrant. MLFD acts as the principal underwriter for each of the open-end investment companies referred to in the first two paragraphs of Item 28 except CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, Convertible Holdings, Inc., The Corporate Fund Accumulation Program, Inc., MuniAssets Fund, Inc., and The Municipal Fund Accumulation Program, Inc., and MLFD also acts as the principal underwriter for the following closed-end investment companies: Merrill Lynch High Income Municipal Bond Fund, Inc., Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch Senior Floating Rate Fund, Inc.

     (b) Set forth below is information concerning each director and officer of MLFD. The principal business address of each such person is P.O. Box 9011, Princeton, New Jersey 08543-9011, except that the address of Messrs. Aldrich, Brady, Breen, Crook, Fatseas, and Wasel is One Financial Center, 15th Floor, Boston, Massachusetts 02111-2646.



                                                                                    (3)
                                                        (2)                   POSITION(S) AND
                    (1)                        POSITIONS AND OFFICES             OFFICE(S)
                   NAME                              WITH MLFD                WITH REGISTRANT
-------------------------------------------  -------------------------    -----------------------
Terry K. Glenn.............................  President and Director       Executive Vice
                                                                          President
Arthur Zeikel..............................  Director                     President and Director
Philip L. Kirstein.........................  Director                     None
William E. Aldrich.........................  Senior Vice President        None
Robert W. Crook............................  Senior Vice President        None
Kevin P. Boman.............................  Vice President               None
Michael J. Brady...........................  Vice President               None
William M. Breen...........................  Vice President               None
Sharon Creveling...........................  Vice President and           None
                                               Assistant Treasurer
Mark A. DeSario............................  Vice President               None
James T. Fatseas...........................  Vice President               None
Debra W. Landsman-Yaros....................  Vice President               None
Michelle T. Lau............................  Vice President               None
Gerald M. Richard..........................  Vice President and           Treasurer
                                               Treasurer
Salvatore Venezia..........................  Vice President               None
William Wasel..............................  Vice President               None
Robert Harris..............................  Secretary                    None


     (c) Not Applicable.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS


     All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940, as amended, and the Rules thereunder will be maintained at the offices of the Registrant, 800 Scudders Mill Road, Plainsboro, New Jersey 08536, and Merrill Lynch Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.


ITEM 31.  MANAGEMENT SERVICES

     Other than as set forth under the caption "Management of the Fund -- Management and Advisory Arrangements" in the Prospectus constituting Part A of the Registration Statement and under "Management of the Fund -- Management and Advisory Arrangements" in the Statement of Additional Information constituting Part B of the Registration Statement, the Registrant is not a party to any management-related service contract.

ITEM 32.  UNDERTAKINGS

     (a) Not applicable.

     (b) Not applicable.


     (c) Registrant undertakes to furnish each person to whom a Prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Plainsboro, and State of New Jersey, on the 26th day of February 1996.


                                          MERRILL LYNCH GLOBAL CONVERTIBLE
                                            FUND, INC. (Registrant)

                                          By:      /s/  ARTHUR ZEIKEL

                                            ------------------------------------
                                                 (Arthur Zeikel, President)

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


            SIGNATURES                               TITLE                          DATE
-----------------------------------    ----------------------------------    ------------------
           /s/  ARTHUR ZEIKEL          President and Director (Principal     February 26, 1996
-----------------------------------      Executive Officer)
          (Arthur Zeikel)
        /s/  GERALD M. RICHARD         Treasurer (Principal Financial and    February 26, 1996
-----------------------------------      Accounting Officer)
        (Gerald M. Richard)
            JAMES H. BODURTHA*         Director
-----------------------------------
        (James H. Bodurtha)
            HERBERT I. LONDON*         Director
-----------------------------------
        (Herbert I. London)
             ROBERT R. MARTIN*         Director
-----------------------------------
        (Robert R. Martin)
                  JOSEPH L.            Director
                MAY*
-----------------------------------
          (Joseph L. May)
                  ANDRE F.             Director
               PEROLD*
-----------------------------------
         (Andre F. Perold)
*By:    /s/  ARTHUR ZEIKEL                                                   February 26, 1996
     ------------------------------
       (Arthur Zeikel,
     Attorney-in-Fact)

                               POWER OF ATTORNEY



     The undersigned Director of Merrill Lynch Global Convertible Fund, Inc. (the "Fund") hereby authorizes Arthur Zeikel, Terry K. Glenn and Gerald M. Richard, or any of them, as attorney-in-fact, to sign on his behalf, in the capacity stated below, any amendments to the Registration Statement (including post-effective amendments) on Form N-1A of the Fund, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.



                 SIGNATURE                                TITLE                     DATE
--------------------------------------------    -------------------------    ------------------
         /s/  JAMES H.                                  Director              February 26, 1996
  BODURTHA
--------------------------------------------
(JAMES H. BODURTHA)

                                 EXHIBIT INDEX


EXHIBIT
NUMBER
------
 2           --   By-Laws of the Registrant.(a)
 5  (a)      --   Management Agreement between the Registrant and Merrill Lynch Asset
                  Management, L.P.(a)
 6  (b)      --   Class B Distribution Agreement between the Registrant and Merrill Lynch
                  Funds Distributor, Inc. (including Selected Dealers Agreement).(a)
 8           --   Custody Agreement between Registrant and State Street Bank and Trust
                  Company.(a)
 9  (a)      --   Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency
                  Agreement between Registrant and Merrill Lynch Financial Data Services,
                  Inc.(a)
    (b)      --   Agreement between Merrill Lynch & Co., Inc. and the Registrant relating to use by Registrant of Merrill Lynch name.(a)
11           --   Consent of Deloitte & Touche LLP, independent auditors for the Registrant.
13           --   Certificate of Merrill Lynch Asset Management, L.P.(a)
16  (a)      --   Schedule for computation of each performance quotation provided in the
                  Registration Statement in response to Item 22 relating to Class A Shares.(a)
    (b)      --   Schedule for computation of each performance quotation provided in the
                  Registration Statement in response to Item 22 relating to Class B Shares.(a)
17  (a)      --   Financial Data Schedule for Class A shares for the fiscal year ended October
                  31, 1995.
    (b)      --   Financial Data Schedule for Class B shares for the fiscal year ended October
                  31, 1995.
    (c)      --   Financial Data Schedule for Class C shares for the fiscal year ended October
                  31, 1995.
    (d)      --   Financial Data Schedule for Class D shares for the fiscal year ended October
                  31, 1995.


---------------

(a) Refiled pursuant to the Electronic Data Gathering, Analysis and Retrieval ("EDGAR") phase-in requirements.